As filed with the Securities and Exchange Commission on December 17, 2008

File Nos. 333-70963; 811-09201

______________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 19

AND THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 12

COLI VUL-2 SERIES ACCOUNT

(Exact Name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor’s Principal Executive Offices)

(303) 737-3000

(Depositor’s Telephone Number)

Mitchell T.G. Graye

President and Chief Executive Officer

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

COPIES TO:

James F. Jorden, Esq.	Beverly A. Byrne, Esq.
Jorden Burt LLP	Chief Compliance Officer and Legal Counsel, Financial Services
Suite 400 East	Great-West Life & Annuity Insurance Company
1025 Thomas Jefferson Street, N.W.	8515 East Orchard Road, 2T3
Washington, D.C. 20007-5208	Greenwood Village, Colorado 80111

------------

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

      ☒ on December 31, 2008 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐ on (date)	pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered: flexible premium variable universal life insurance policies.

Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Key Business VUL — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

This prospectus describes a flexible premium variable universal life insurance policy (the"Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "Company, ""we," “our” or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. The Policy is designed to meet the definition of "life insurance contracts" for federal income tax purposes.

The Policy allows "you," the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms that are defined in Appendix A. You should read this prospectus carefully and keep it for future reference.

The Policy (and optional Term Life insurance Rider) that we are currently issuing became available on January 1, 2009. The Policy and optional Term Life Insurance Rider are based on state-required 2001 CSO mortality tables, as defined below. Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables. Many of the Pre-2009 Policies and optional Riders still remain outstanding. The Pre-2009 Policy differs somewhat from the Policy that we are currently issuing, and certain of the information in this prospectus, therefore, does not apply to those Pre-2009 Policies. Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and Pre-2009 optional Rider. Therefore, if you own a Pre-2009 Policy (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy that we are currently issuing.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is January 1, 2009

Table of Contents

Summary of the Policy and its Benefits.	4
Policy Risks	6
Fund Risks	7
Fee Tables	8
Transaction Fees	8
Periodic Charges Other Than Fund Operating Expenses	9
Supplemental Benefit Charges	10
Total Annual Fund Operating Expenses	10
Description of Depositor, Registrant, and Funds	11
Great-West Life & Annuity Insurance Company	11
The Series Account	11
The Investment Options and Funds	11
The Fixed Account	29
Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues	30
Charges and Deductions	31
Expense Charge Applied to Premium	31
Mortality and Expense Risk Charge	31
Monthly Deduction	32
Monthly Risk Rates	32
Service Charge	32
Transfer Fee	32
Partial Withdrawal Fee	33
Surrender Charges	33
Change of Death Benefit Option Fee	33
Fund Expenses	33
General Description of Policy	34
Policy Rights	34
Owner	34
Beneficiary	34
Policy Limitations	34
Allocation of Net Premiums	34
Transfers Among Divisions	34
Market Timing & Excessive Trading	35
Exchange of Policy	36
Age Requirements	36
Policy or Registrant Changes	37
Addition, Deletion or Substitution of Investment Options	37
Entire Contract	37
Alteration	37
Modification	37
Assignments	37
Notice and Elections	37
Account Value	37
Net Investment Factor	38
Splitting Units	39
Other Provisions and Benefits	39
Misstatement of Age or Sex	39
Suicide	39
Incontestability	39
Paid-Up Life Insurance	40
Supplemental Benefits	40
Term Life Insurance Rider	40

Change of Insured Rider	41
Report to Owner	41
Dollar Cost Averaging	41
Rebalancer Option	41
Non-Participating	42
Premiums	42
Policy Application, Issuance and Initial Premium	42
Free Look Period	42
Premium	43
Net Premiums	43
Planned Periodic Premiums	43
Death Benefits	43
Death Benefit	43
Changes in Death Benefit Option	44
Changes in Total Face Amount	45
Surrenders and Withdrawals	45
Surrenders	45
Partial Withdrawal	45
Loans	46
Policy Loans	46
Lapse and Reinstatement	47
Lapse and Continuation of Coverage	47
Grace Period	47
Termination of Policy	47
Reinstatement	47
Deferral of Payment	47
Federal Income Tax Considerations	48
Tax Status of the Policy	48
Diversification of Investments	48
Policy Owner Control	48
Tax Treatment of Policy Benefits	48
Life Insurance Death Benefit Proceeds	48
Tax Deferred Accumulation	49
Surrenders	49
Modified Endowment Contracts	49
Distributions	49
Distributions Under a Policy that is Not a Modified Endowment Contracts	49
Distributions Under Modified Endowment Contracts	50
Multiple Policies	50
Treatment When Insured Reaches Attained Age 121	50
Federal Income Tax Withholding	50
Actions to Ensure Compliance with the Tax Law	50
Trade or Business Entity Owns or is Directly or Indirectly a Beneficiary of the Policy	50
Employer Owned Life Insurance	51
Split Dollar Life Insurance	51
Other Employee Benefit Programs	51
Policy Loan Interest	51
Our Taxes	51
Corporate Tax Shelter Requirements	51
Legal Proceedings	52
Legal Matters	52
Financial Statements	52

Appendix A – Glossary of Terms	A-1

Appendix B – Information About How A Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We are Issuing on January 1, 2009 and After                                                                                                                                                    B-1

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the series account are insulated from the claims of our general creditors.

3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4. Fixed Account. You may allocate some or all of your net payments and/or make transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the Investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the policy fees and charges we deduct and the effects of any policy transactions (loans, withdrawals, and transfers) on your policy value in the Fixed Account.

5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law, and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any Expense Charges deducted.

6. Investment Options and Funds. You may allocate your net Premium payments among the available Divisions or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7. Death Benefit. You may choose from among three death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy;
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value; or
3.

an increasing benefit equal to the sum of the Total Face Amount and the accumulated value of all Premiums paid under your Policy accumulated at the interest rate shown on the Policy’s specifications page.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first and third options.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8. Account Value. Your Account Value will reflect –

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;

3.	the value of the Fixed Account.

4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.

9. Accessing Your Account Value.

You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" (“MEC”) for federal income tax purposes and you have had positive net investment performance.

You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. There are no surrender charges associated with your Policy.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10. Supplemental Benefits. The following riders are available –

1.	term life insurance; and
2.	change of insured.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for insured age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15. Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000.

Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2. Not Suitable as Short-Term Savings Vehicle.

The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Contract Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 ½.

Fund Risks

The Policy currently offers several investment options, each of which is a Division of the Series Account and one is a Fixed Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in the Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. If you require a copy of a prospectus, please contact us at the address or telephone number listed on the first page of this prospectus.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premium	Upon each Premium payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Premium Tax	Upon each Premium payment	Maximum: 3.5% of Premium
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same calendar year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: The Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Fees	Upon each Valuation Date	Guaranteed: 0.90% annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

_________________________

1  The cost of insurance will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Policy Owner will pay. Policy Owners may obtain more information about their particular cost of insurance by contacting us at the address or telephone number listed on the first page of this prospectus.

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page 32 of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page 39 below.

Change of Insured Rider	Upon change of insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses1

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0.27%	1.58%

1 Expenses are shown as a percentage of a Fund's average net assets as of December 31, 2007. The expenses above include fees and expenses incurred indirectly by the Maxim Profile Portfolios as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds' expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our general account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Investment Divisions (“Divisions”). Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Funds as investment options. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND PROFILE, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Fund may differ substantially.

Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International Fund (Class I Shares), American Century VP Income & Growth Fund (Class I Shares), AIM V.I. Core Stock Fund (now known as the AIM V.I. Core Equity Fund) (Class I Shares) and Neuberger Berman AMT Guardian Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Technology Fund (Series I Shares), Federated American Leaders Fund II (Primary Shares), Federated International Equity Fund II (Primary Shares), Fidelity VIP Growth Portfolio (Service Class 2 Shares); Janus Aspen Worldwide Growth Portfolio (Institutional Shares), Maxim Small-Cap Growth Portfolio (formerly the Maxim Trusco Small-Cap Growth Portfolio, which was formerly the Maxim MFS® Small-Cap Growth Portfolio), Neuberger Berman AMT Mid-Cap Growth Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to all Owners: AIM V.I. Financial Services Fund (Series I Shares), Dreyfus IP Core Value Portfolio (Initial Shares), Janus Aspen Large Cap Growth Portfolio (Institutional Shares). Premium payments and Transfers are not permitted into these Divisions.

Effective May 1, 2005, the Division investing in Maxim Ariel Mid-Cap Value Portfolio was closed to new Owners. However, Owners with amounts invested in this Fund as of May 1, 2006, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Effective February 23, 2007, the Division investing in Dreyfus IP Emerging Leaders Portfolio (Initial Shares) was closed to all Owners and no Premium payments or Transfers are permitted into this Division.

Effective May 1, 2007, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Global Health Care (Series I Shares), American Century VP Ultra (Class I Shares) and Dreyfus VIF Appreciation Portfolio (Initial Shares). However, Owners with amounts transferred in the aforementioned Divisions as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective December 21, 2007, the Division investing in Janus Aspen International Growth (Institutional Shares) Portfolio is closed to new Owners. However, Owners with amounts transferred in the aforementioned Division as of December 21, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Division.

Effective May 1, 2008, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP Technology Growth (Initial Shares), Dreyfus VIF International Value (Initial Shares), Federated High Income Bond Fund II (Primary Shares), Fidelity VIP Dynamic Capital Appreciation (Service Class 2 Shares), Fidelity VIP Equity-Income (Service Class 2 Shares), Neuberger Berman AMT Small Cap Growth (S Shares) (formerly Neuberger Berman AMT Fasciano (S Shares)), RidgeWorth VT Small Cap Value Equity (formerly STI Classic VT Small Cap Value). However, Owners with amounts transferred in the aforementioned Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

The investment policies of the Funds are briefly described below:

AIM Variable Insurance Funds (advised by Invesco Aim Advisors, Inc. (“AIM”))

AIM V.I. Core Equity Fund (formerly the Core Stock Fund) (Series I Shares) The Fund’s investment objective is growth of capital. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the Fund managers believe have the potential for above-average growth in earnings. The Fund managers consider whether to sell a particular security when they believe the security no longer has that potential. In complying with this 80% investment requirement, the fund’s investments may include synthetic instruments which have economic characteristics similar to the Fund’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. Effective April 1, 2004, the AIM V.I. Core Stock Fund was closed to new Owners; Owners with amounts invested in this Division as of April 1, 2004, were permitted to continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective May 1, 2006, the AIM V.I. Core Stock Fund merged into the AIM V.I. Core Equity Fund. Following the transaction, this Division investing in the AIM V.I. Core Equity Fund continues to be closed to new Owners; however, Owners with amounts invested in this Division may continue to allocate Premium payments and Transfer amounts into and out of this Division.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

AIM V.I. Financial Services Fund (Series I Shares) seeks capital growth. The Fund normally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of companies in the financial services-related industries. Financials services-related industries include, but are not limited to, banking, insurance, investment banking and brokerage, credit finance, asset management and other finance-related services. In selecting securities, the portfolio manager seeks to invest in financial services companies that it believes are attractively valued and exhibit capital discipline. The fund may also invest up to 25% of its total assets in foreign securities. Effective May 1, 2005, this Division was closed to all Owners and no Premium payments or Transfers are permitted into the Division.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

AIM V.I. Global Health Care Fund (formerly AIM V.I. Health Sciences Fund) (Series I Shares) seeks capital growth. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in the securities of health care industry companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equities securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund’s direct investments and may include warrants, futures, options, exchange-traded funds, and American Depository Receipts. The Fund considers a health care industry company to be one that (1) derives at least 50% of its revenues or earnings from health care activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, manufacture, or sell products or services used for or in connection with health care or medicine (such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, and companies that own or operate health care facilities). The Fund may invest in debt securities issued by health care industry companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the health care industry. The Fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the Fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The Fund may invest up to 20% of its total assets in companies located in developing countries, i.e. those countries that are in the initial states of their industrial cycles. Effective May 1, 2007, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

AIM V.I. Global Real Estate Fund (Series I Shares) The Fund’s investment objective is high total return through growth of capital and current income. The Fund will invest, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts (“REITS”). The principal type of securities purchased by the Fund is common stock, which is a type of equity security. The Fund may purchase debt securities including U.S. Treasury and agency bonds and notes. The Fund will normally invest in securities of companies located in at least three different countries, including the United States. When constructing the portfolio, the portfolio managers use a fundamentals driven investment process, including real property market cycle analysis, real property evaluation and management review to identify securities with (i) quality underlying properties, (ii) solid management teams, and (iii) attractive valuations relative to peer investment alternatives.

Invesco Institutional (N.A.), Inc. and eight other advisory entities affiliated with Invesco Aim Advisors, Inc. are the sub-advisers for this Fund.

AIM V.I. International Growth Fund (Series I Shares) The Fund’s investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities. The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in the securities of companies in the developed countries of Western Europe and the Pacific Basin. The Fund may invest no more than 20% of its total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

AIM V.I. Technology Fund (Series I Shares) The Fund’s investment objective is capital growth. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers engaged primarily in technology-related industries. The Fund considers a company to be doing business in technology-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in technology-related industries; (2) at least 50% of its assets are devoted to producing revenues in technology-related industries; or (3) based on other available information, the portfolio manager determines that its primary business is within technology-related industries. The principal type of equity securities purchased by the fund is common stocks. Companies in technology-related industries include, but are not limited to, those involved in the design, manufacture, distribution, licensing, or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment, as well as services and service-related companies in information technology. Effective May 1, 2005, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century VP Income & Growth Fund (Class I Shares) seeks to provide long-term capital growth. Income is a secondary objective. The Fund seeks to meet these objectives by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies (measured by the value of their stock). This is determined by using a computer model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the fund managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the fund managers use, among others, the rate of growth of a company’s earnings and changes in its earnings estimates. The fund managers’ goal is to create a fund that provides better returns than the Standard & Poor’s 500 Index, without taking on significant additional risk. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. Effective April 1, 2004, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century VP International Fund (Class I Shares) seeks capital growth by investing primarily in equities securities of foreign companies.. The Fund invests primarily in securities of issuers in developed countries. International investing involves special risks including currency fluctuation and political instability. Effective April 1, 2004, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Global Investment Management, Inc. is the adviser for the Fund.

American Century VP Ultra® Fund (Class I Shares) seeks long-term capital growth. The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the fund managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than broad economic forecasts.. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Although the fund managers intend to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks. Effective May 1, 2007, this Division was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century VP Value Fund (Class I Shares) seeks long-term capital growth. Income is a secondary objective. The fund managers look for stocks of companies whose stock price is less than they believe the company is worth. The managers attempt to purchase the stock of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

American Century VP VistaSM Fund (Class I Shares) seeks long-term capital growth by looking for stocks of medium-sized and smaller companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. It also looks for companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund seeks growth by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the United States and Canada. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund seeks growth over time by investing primarily in stocks of smaller companies located around the world. Normally, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $3.5 billion or less. The investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds IS International (Class 2 Shares) The Fund seeks growth over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio seeks long-term growth of capital. Davis Advisors uses the Davis Investment Discipline to invest at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector.

Davis Value Portfolio seeks long-term growth of capital. Davis Advisors uses the Davis Investment Discipline to invest the majority of the Fund’s assets in equity securities issued by large companies with market capitalizations of at least $10 billion.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation and its affiliate Mellon Equity Associates)

Dreyfus Stock Index Fund (Initial Shares) seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

Dreyfus Investment Portfolios (advised by The Dreyfus Corporation)

Dreyfus IP Core Value Portfolio (Initial Shares) seeks long term growth of capital, with current income as a secondary objective. To pursue these goals the Fund will normally invest at least 80% of its assets in stocks. The Fund focuses on stocks of large value companies (market capitalizations above $1 billion). Effective May 1, 2005, this Division was closed to all Owners and no Premium payments are Transfers are permitted into the Fund.

Dreyfus IP MidCap Stock Portfolio (Initial Shares) seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate as represented by the Standard & Poor’s MidCap 400 Index. To pursue this goal, the Fund normally invests at least 80% of its assets in stocks of mid-size companies. The Fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management.

Dreyfus IP Technology Growth Portfolio (Initial Shares) seeks capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of growth companies of any size that

Dreyfus believes to be leading producers or beneficiaries of technological innovation. Effective May 1, 2008, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

Dreyfus VIF Appreciation Portfolio (Initial Shares) seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Fund normally invests at least 80% of its assets in common stocks. The Fund focuses on “blue-chip” companies with total market values of more than $5 billion at the time of purchase, including multinational companies. Fayez Sarofim & Co. is the sub-adviser to this Fund and, as such, provides day-to-day management. Effective May 1, 2007, this Division was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus VIF International Equity Portfolio (Initial Shares) seeks capital growth. To pursue this goal, the Fund invests primarily in growth stocks of foreign companies.

Newton Capital Management Limited is the sub-adviser to this Fund and, as such, provides day-to-day management.

Dreyfus VIF International Value Portfolio (Initial Shares) seeks long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its assets in stocks. The Fund ordinarily invests most of its assets in securities of foreign companies which Dreyfus believes to be value companies. The Fund may invest in companies of any size. The Fund may also invest in companies located in emerging markets. Effective May 1, 2008, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS Variable Series I (advised by Deutsche Investment Management Americas Inc.)

DWS Global Opportunities VIP Portfolio (Class A Shares) seeks above-average capital appreciation over the long term. The Fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).

DWS Variable Series II (advised by Deutsche Investment Management Americas Inc.)

DWS Blue Chip VIP Portfolio (Class A Shares) seeks growth of capital and income. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers consider to be “blue chip” companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

DWS High Income VIP Portfolio (Class A Shares) seeks to provide a high level of current income. Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. grade BB/Ba and below). The Fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

DWS Dreman High Return Equity VIP Portfolio (Class A Shares) seeks to achieve a high rate of total return. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The Fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the Fund managers believe are undervalued.

DWS Dreman High Return Equity VIP Portfolio is subadvised by Dreman Value Management, L.L.C.

DWS Dreman Small Mid Cap Value VIP Portfolio (formerly DWS Dreman Small Cap Value VIP) (Class A Shares) seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies.

DWS Dreman Small Mid Cap Value VIP Portfolio is subadvised by Dreman Value Management L.L.C.

DWS Investments VIT (advised by Deutsche Investment Management Americas Inc.)

DWS Small Cap Index VIP Portfolio (Class A Shares) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. The Russell 2000 Index is a widely accepted benchmark of small-company stock performance. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.

Northern Trust Investments, N.A. is the sub-adviser to this Portfolio.

Federated Insurance Series

Federated American Leaders Fund II (Primary Shares) seeks long-term growth of capital with a secondary objective to provide income. The Fund pursues its investment objective by using the value style of investing to select primarily equity securities of large capitalization companies that are in the top 50% of their industry in terms of revenues, are characterized by sound management and have the ability to finance expected growth. Large capitalization companies are defined as those with market capitalizations similar to companies in the Standard & Poor’s 500 Citigroup Value Index, which as of February 28, 2007 was in excess of $4 billion. Effective May 1, 2005, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Advised by Federated Equity Management Company of Pennsylvania.

Federated High Income Bond Fund II (Primary Shares) seeks high current income by investing primarily in a diversified portfolio of fixed-income securities, including lower rated corporate debt obligations commonly referred to as “junk bonds.” The Fund may also invest in derivative contracts to implement its investment strategies. Advised by Federated Investment Management Company. Effective May 1, 2008, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Federated International Equity Fund II seeks to obtain a total return on its assets. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return. The Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States. The Fund’s investment adviser uses a “bottom-up” approach to stock selection and selection of industry and country are secondary considerations. The Fund is not limited to investing according to any particular style, size of company or maintaining minimum allocations to any particular region or country. However, the adviser anticipates that normally the Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection. The Fund may invest up to 20% of its assets in foreign companies based in emerging markets. Effective May 1, 2005, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Advised by Federated Global Investment Management Company of New York, New York.

Federated Mid Cap Growth Strategies Fund II (Primary Shares) seeks capital appreciation by investing primarily in common stock (including American Depositary Receipts (ADRs)) of mid cap companies that offer superior growth prospects. Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the fund to normally invest less than 80% of its assets in investments in mid cap companies. For purposes of this limitation, mid cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company’s market capitalization has grown or reduced outside of the market capitalization range of mid cap companies. Adviser Federated Equity Management Company of Pennsylvania.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) seeks long-term capital appreciation. The Fund’s principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies whose value its investment advisor believes is not fully recognized by the public; investing in domestic and foreign issuers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Fidelity VIP Disciplined Small Cap Portfolio (Service Class 2 Shares) seeks capital appreciation. The Fund’s principal investment strategies include: normally investing primarily in common stocks; normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000 Index or the S&P SmallCap 600 Index); investing in domestic and foreign issuers; investing in either “growth” stocks or “value” stocks or both; and using computer-aided quantitative analysis of historical valuation, growth, profitability, and other factors.

Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2 Shares) seeks capital appreciation. The Fund’s principal investment strategies include: normally investing in common stocks; investing in domestic and foreign issuers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments. Effective May 1, 2008, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Equity-Income Portfolio (Service Class 2 Shares) seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Fund’s principal investment strategies include: normally investing at least 80% of assets in equity securities; normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks; potentially investing in other types of equity securities and debt securities, including lower-quality debt securities; investing in domestic and foreign issuers; and using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. Effective May 1, 2008, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Growth Portfolio (Service Class 2 Shares) seeks to achieve capital appreciation. The Fund normally invests primarily in common stocks of domestic and foreign companies that are believed to have above-average growth potential (stocks of these companies are often called “growth” stocks). The Fund may invest in domestic and foreign issuers. The Fund uses fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments. Effective May 1, 2005, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund’s principal investment strategies include: normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) in all types and repurchase agreements for those securities; managing the Fund to have similar overall interest rate risk to the Lehman Brothers® Aggregate Bond Index; allocating assets across different market sectors and maturities; investing in domestic and foreign issuers; analyzing the credit quality of the issuer, security specific features, current and potential future valuation, and trading opportunities to select investments; potentially investing in lower-quality debt securities; investing in Fidelity’s central funds; and engaging in transactions that have a leveraging effect on the Fund.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) seeks long-term growth of capital. The Fund’s principal investment strategies include: normally invests primarily in common stocks; normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 Index); potentially investing in companies with smaller or larger market capitalizations; investing in domestic and foreign issuers; investing in either “growth” or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term growth of capital consistent with preservation of capital and balanced by current income. The Fund normally invests 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in equity securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds, including but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include emerging markets.

Janus Aspen Global Life Sciences Portfolio (Institutional Shares) seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving qualify of life, including companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund may have significant exposure to emerging markets.

Janus Aspen Global Technology Portfolio (Institutional Shares) seeks long-term growth of capital by normally investing at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the team of technology analysts (the “Technology Team”) believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: a) companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and b) companies that the Technology Team believes rely extensively on technology in connection with their operations or services. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the Untied States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called “junk” bonds) to 35% or less of its net assets.

Janus Aspen International Growth Portfolio (Institutional Shares) seeks long-term growth of capital primarily through investments in common stocks of issuers located outside of the United States. The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may, at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Effective December 21, 2007, this Division was closed to new Owners, however, Owners with amounts invested in this Division as of December 21, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Large Cap Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index at the time of purchase. Effective May 1, 2005, this Division was closed to all Owners and no Premium payments or Transfers are permitted into the Division.

Janus Aspen Worldwide Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital. The Fund invests in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Effective May 1, 2005, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC (d.b.a. Maxim Capital Management, LLC) (“MCM”), a wholly-owned subsidiary of Great-West)

Maxim Ariel Small-Cap Value Portfolioseeks long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small ($2.06 billion and below) or medium/small ($2.06 billion to $5.53 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase. This Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

Ariel Capital Management, LLC is the sub-adviser to this Fund.

Maxim Ariel Mid-Cap Value Portfolioseeks long-term capital appreciation. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($2.06 billion to $5.53 billion), medium ($5.53 billion to $17.55 billion), or medium/large ($17.55 billion to $56.83 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth. The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy. Effective May 1, 2006, this Division was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2006 may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Ariel Capital Management, LLC is the sub-adviser to this Fund.

Maxim Bernstein International Equity Portfolio seeks long-term capital growth. This Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund will focus on the market price of a company’s securities relative to the company’s potential long-term earnings, asset value and cash flow potential. The company’s historical value measures including price/earnings ratio, profit margins and liquidation value will also be considered, but are not limiting factors.

Alliance Capital Management, L.P. (“Bernstein”) is the sub-adviser to this Fund.

Maxim Global Bond seeks current income with capital appreciation and growth of income. The Fund will under normal circumstances, invest at least 80% of its net assets in bonds of issuers located throughout the world. The Fund will ordinarily invest in at least three countries, including the U.S. The Fund will hold foreign currencies and attempt to profit from fluctuations in currency exchange rates. The Fund will focus on bonds rated investment grade or the unrated equivalent as determined by the sub-adviser. The Fund will invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk” bonds). The Fund may invest, from time to time, in forward currency contracts, including engaging in cross hedging, to try to hedge (protect) against currency exchange rate fluctuations or to generate income for the Fund. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of contract. Cross-hedging in the practice of entering into a forward contract to sell an amount of foreign currency when the Fund believes that foreign currency may suffer or enjoy a substantial movement against another currency. The Fund may also enter into currency and interest rate futures to try to hedge against currency exchange rate fluctuations, or to generate income for the Fund.

Franklin Advisers, Inc is the sub-adviser to this Fund.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Fund can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets. The Fund will select stocks in the portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion. The Fund will analyze potential investments through an investment model which compares current stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth. The most attractive stocks identified by the model are then subjected to primary research on a global sector basis.

INVESCO Global Asset Management (N.A.) is the sub-adviser to this Fund.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Fund, and maximum total return potential. It may also invest up to 20% in preferred stocks, convertible preferred stocks, or foreign securities (however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to the 20% limitation) and may also invest up to 35% in below investment grade quality (“high yield/high risk” or “junk”) bonds.

Loomis Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Loomis Sayles Small-Cap Value Portfolioseeks long-term capital growth. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000 Index. The Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the sub-adviser believes are under-valued in the market. The Fund will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery. The Fund may also invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000 Index market capitalization range.

Loomis Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. This Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. This Fund will also invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality). This Fund will invest in securities which are only denominated in U.S. dollars and securities with a weighted average maturity of less than 90 days. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Maxim Short Duration Bond Portfolioseeks maximum total return that is consistent with preservation of capital and liquidity. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Fund selects securities based on relative value, maturity, quality and sector. The Fund will maintain an actively managed portfolio of bonds selected from several categories including: U.S. Treasuries and agency securities; commercial and residential mortgage-backed securities; asset-backed securities; and corporate bonds. The Fund will maintain a weighted average quality of A or higher, maintain average duration between 1 to 3 years based on the adviser’s forecast for interest rates and invest up to 20% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. This Fund emphasizes companies with favorable prospects for increasing dividend income and capital appreciation. It seeks to invest in companies which have some of the following characteristics: established operating histories; above-average current dividend yields relative to Standard & Poor’s 500 Stock Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500 Index; and low stock price relative to a company’s underlying value as measured by assets, earnings, cash flow or business franchises. This Fund may also invest up to 25% of its total assets in foreign securities. In pursuing its investment objective, the Fund’s manager has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives a unique opportunity for gain. These special situations might arise when the Fund’s manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives. The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim T. Rowe Price Mid Cap Growth seeks long-term capital appreciation. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P 400 MidCap Index or the Russell MidCap Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The Portfolio has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. The Fund will emphasize companies whose earnings are expected to grow at a faster rate than the average mid-cap company. Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, stocks will be selected by using the sub-adviser’s fundamental research, which encompasses both qualitative and quantitative analysis. The Fund will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security. This Fund selects stocks using a growth approach and invests in companies that offer proven products or services, have a historical record of above-average earnings growth, demonstrate potential for sustained earnings growth, operate in industries experiencing increasing demand, or are believed to be undervalued in the market place. This Fund may invest up to 25% of its total assets in foreign securities. In pursuing its investment objective, the Fund’s manager has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain. These special circumstances might arise when the Fund’s manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim Small-Cap Growth Portfolio (formerly MFS® Small-Cap Growth) seeks to achieve long-term capital growth. Under normal circumstances, this Fund will invest in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or less at the time of initial purchase. This Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion as well as invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation. This Fund seeks to identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they are determined to be in the developing stages of their life cycle and have demonstrated, or are expected to achieve, long-term earnings growth. This Fund will invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation. Effective May 1, 2005, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Silvant Capital Management, Inc. is the sub-adviser for this Fund.

Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. This Fund focuses on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields. The Fund may invest in private mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the (i) U.S. Government or its agencies or instrumentalities of the U.S. Government, or (ii) private originators. This Fund invests in U.S. Treasury bills, notes or bonds or in certificates (which are fully backed by the U.S. Government) representing individual interests in pools of these types of U.S. Treasury securities. The Fund also invests in dollar rolls and/or mortgage dollar rolls with up to 20% of its net assets. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type and coupon) on a specified future date from the same party. In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a substantially similar security from the same party at a set price at a specified later date. Dollar rolls and mortgage rolls involve the risk that the Fund is committed to buy may decline below the price of the securities the Fund has sold. The Fund will invest in commercial mortgage-backed securities, asset-backed securities, and corporate bonds.

Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize equity investments and, to a lesser degree, fixed income securities.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize fixed income investments.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Small Cap Growth Portfolio (S Shares) (formerly Neuberger Berman AMT Fasciano (S Shares)) seeks long-term capital growth. The Fund manager also may consider a company’s potential for current income prior to selecting it for the Fund. To pursue this goal, the Fund invests in common stocks of small-capitalization companies, which is defined as those with a total market value no more than $1.5 billion at the time the Fund first invests in them. Effective May 1, 2008, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Guardian Portfolio (I Shares) seeks long-term growth of capital; current income is a secondary goal. To pursue these goals, the Fund invests mainly in common stocks of mid-to large capitalization companies. The Fund seeks to reduce risk by investing across many different industries. Effective April 1, 2004, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid-Cap Growth Portfolio (I Shares) seeks growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries. The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Effective May 1, 2005, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of

May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Partners Portfolio (I Shares) seeks capital growth. The Fund invests mainly in common stocks of medium to large capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

Neuberger Berman AMT Regency Portfolio (I Shares) seeks growth of capital. To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

Neuberger Berman AMT Socially Responsive Portfolio (I Shares) seeks long-term growth of capital by investing in securities of companies that meet the Fund’s financial criteria and social policy. To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries. The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of March 31, 2008 was 4.64 years. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will limit its exposure to foreign currency (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

PIMCO VIT Low Duration Bond (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund invests at least 65% of its total assets in a diversified portfolio of fixed income instruments with a focus on investment grade short maturity fixed income securities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 30% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

PIMCO VIT Real Return (Administrative Shares) seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Lehman Brothers U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Lehman Brothers U.S. TIPS Index, which as of December 31, 2007 was 6.60 years. The Fund may also invest up to 10% of its total assets in preferred stocks.

PIMCO VIT Total Return (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Putnam Variable Trust (advised by Putnam Investments, LLC)

Putnam VT High Yield Fund (IB Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality, and have intermediate to long-term maturities (three years or longer). Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in securities rated below investment grade.

Putnam VT International New Opportunities Fund (IB Shares) The Fund invests mainly in common stocks of companies outside of the United States. The Fund mainly invests in growth stocks, which are those issued by companies that are believed to be fast growing and whose earnings may lead to an increase in the price of the stock. The Fund may invest in companies of any size and may invest in both established and developing (emerging) markets.

Putnam VT MidCap Value Fund (IB Shares) The Fund seeks capital appreciation and, as a secondary objective, current income. The Fund invests mainly in the common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that the Fund believes are currently undervalued by the market. The Fund looks for companies undergoing positive change. Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in midsized companies of a size similar to those in the Russell Midcap Value Index.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio (Service Class Shares) seeks long-term growth of capital. The Fund invests primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies, generally focusing on those that it believes are trading considerably below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. The Fund will invest at least 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $500 million at the time of investment). The Fund may invest up to 25% of its respective assets in foreign securities.

Royce Small-Cap Portfolio (Service Class Shares) seeks long-term growth of capital. The Fund invests primarily in equity securities issued by small companies. Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Any production of income is incidental to the Fund’s investment goal. Normally, the Fund will invest at least 80% of its net assets in the equity securities of small-cap companies (which we define as companies with stock market capitalizations less than

$2.5 billion at the time of investment). The Fund may invest up to 25% of its respective net assets in foreign securities.

RidgeWorth Variable Trust (advised by RidgeWorth Capital Management, Inc.)

RidgeWorth Capital Appreciation Fund (formerly STI Classic VT Capital Appreciation)seeks to provide capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other U.S. traded equity securities of large cap companies. U.S. traded equity securities may include listed American Depositary Receipts. The sub-adviser considers large cap companies to be companies with market capitalizations of at least $3 billion. The sub-adviser will seek out companies that it believes have strong business fundamentals, such as revenue growth, improving cash flow, increasing margins and positive earnings trends.

Silvant Capital Management LLC is the sub-adviser for this Fund.

RidgeWorth Small Cap Value Equity Fund (formerly STI Classic VT Small Cap Value) seeks to achieve capital appreciation with current income as a secondary investment goal. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. traded equity securities of small cap companies U.S. traded equity securities may include listed American Depository Receipts. The sub-advisor considers small cap companies to be companies with market capitalizations under $3 billion. Ceredex Value Advisors LLC is the sub-adviser for this Fund. Effective May 1, 2008, this Division was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporations)

Van Eck Worldwide Emerging Markets (Initial Class) The Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. Under normal conditions, the Fund will invest at least 80%of its assets in securities of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy.

Van Eck Worldwide Hard Assets (Initial Class) Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of “hard asset” companies and instruments that derive their value from “hard assets”. “Hard assets” consist of precious metals, natural resources, real estate and commodities. A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund will invest in securities of companies located throughout the world (including the U.S.). The Funds investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trust, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard asset securities.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our general account. We assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the general account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the general account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of at least 3% per year on amounts in the Fixed Account. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

The prospectus was written in connection with the offering of the Policy to corporations. Currently, however, the Policy is also available for purchase by individuals whose employers will pay some or all of the premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in the prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of anemployer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.

Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.

Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned premiums under the Policy may cause a lapse of the Policy.

6.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.        In an employer-financed insurance purchase arrangement, the procedures described below on page 35 designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described on page 35 or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	6%
Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%

As described under the heading "Term Life Insurance Rider" on page 40, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)	is the service charge;
(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and
(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("2001 CSO"). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15.00 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15.00 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Maxim Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and Employer-Financed Insurance Purchase Arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page 42.

You may change your allocation percentages at any time by Request.

Transfers among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial

Premium from the Maxim Money Market Portfolio Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

If a Fund elects to liquidate its assets, the Division that invests in such Fund will be closed to new investments, which means Owners will not be permitted to allocate additional amounts (either through contributions or Transfers) to the Division that invests in such Fund. If you have any assets invested in the Division that invests in such Fund subsequent to the date of liquidation, such assets will be involuntarily redeemed and invested in the Maxim Money Market Portfolio. If you are utilizing a custom transfer feature, such as dollar cost averaging or rebalancer, and do not make alternate arrangements prior to the date of liquidation, any assets invested in, or allocations made to, such liquidated fund will be invested in the Maxim Money Market Portfolio. Any Transfers from the Division that invests in a Fund that is to be liquidated to another available Division will not count as one of the 12 free Transfers you are entitled to during each Policy Year.

Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. In addition, frequent or unusually large transfers may harm performance by increases Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner's trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•

Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represent that no further market timing or excessive trading will occur, and acknowledge that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. If we do so, we will notify you and ask you to change your Premium allocation instructions. If you do not change those instructions by the Division's closing date, Premiums allocated to that Division automatically will be allocated to the Maxim Money Market Portfolio Division until you instruct us otherwise. A Division closing may affect dollar cost averaging and the rebalancer option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 31 of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our general account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification --

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division, plus your interests in the Fixed Account, you have chosen plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less

•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period; plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•

if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the mortality and expense risk charge for each day in the Valuation Period from the quotient of (1) and (2) where:

(1) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period; plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The Fixed Account Value is:

•	Premiums allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges

During any policy month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121" on page 50.

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables beginning on page 8.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the target Premium amount, to which the sales charge applies, will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales charges deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Change of Insured Rider. This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) evidence of insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured's age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured's age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Maxim Money Market Division and remain there until the next Valuation Date following the end of the free look period plus five calendar days. On that date, the Sub-Account value held in the Maxim Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may not change your Division allocations but you may change your allocation percentages.

Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net Premium payments to the Maxim Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - - Expense Charge Applied to Premium," on page 31.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:

•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured's death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See "Federal Income Tax Considerations - Tax Status of the Policy," on page 48. Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has three death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is --

•	the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is --

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death less any partial withdrawals; or, if greater,

•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want your death benefit to increase with your Account Value.

Option 3. The "Premium Accumulation" Option. Under this option, the death benefit is --

•	the sum of the Total Face Amount and Premiums paid under the Policy plus interest at the rate specified in your Policy less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want a specified amount of death benefit plus a return of the Premiums you paid with guaranteed interest.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•

If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•

If the change is from option 1 to option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the accumulated value of all Premiums at the interest rate shown in your Policy. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

•

If the change is from option 2 to option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value less the accumulated value of all Premiums at the interest rate shown in your Policy.

•

If the change is from option 3 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the accumulated value of all Premiums at the interest rate shown in your Policy.

•

If the change is from option 3 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value plus the accumulated value of all Premiums at the interest rate shown in your Policy.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases. To Request an increase, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this prospectus.

Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page 48 of this prospectus.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page 48 of this prospectus.

Loans

Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is The Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan

Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of theInsured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory evidence of insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•

you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition of federal income tax on you with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•

First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•

Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	made when the taxpayer is age 59½ or older;
2.	attributable to the taxpayer becoming disabled; or
3.

is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary's life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a "paid-up" life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations.  Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy's tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations.

All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Chief Compliance Officer and Legal Counsel, Financial Services, of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., N.W., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Financial Statements

Great-West's consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and the Series Account. The SAI is incorporated as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquires about the Policy, contact Great-West toll-free at (888) 353-2654 or via email at Keybusiness@gwl.com.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s Internet site at http://www.sec.gov.. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to a Fund.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the general account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” on page 49.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Pre-2009 Policy – A Policy issued before January 1, 2009. Owners of a Pre-2009 Policy may continue to make additional premium payments. For information about how the Pre-2009 Policy differs from the Policy that we currently offer, please see Appendix B.

Premiums – Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Account Value containing the value credited to the Owner from the Series Account.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

Appendix B –

Information About How a Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We are Currently Issuing

Prior to January 1, 2009, we issued and earlier version of this Policy (the “Pre-2009 Policy”). The Pre-2009 Policy is no longer offered for sale. However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable. However, this Appendix B explains the differences between the Pre-2009 Policy from the description in the rest of the prospectus. If you own a Pre-2009 (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy differs from the Policy described in the rest of the prospectus.

1.	Different Cost of Insurance Charge Amounts

Certain information as to how we calculate the cost of insurance changes for the Policy we are currently issuing is set forth under “Monthly Risk Rates” on page 32 of the prospectus. That discussion applies to the Pre-2009 policy with one exception. References to the 2001 Commissioner’s 2001 Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not apply to the Pre-2009 Policy. Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.

The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below. Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

2.	Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premium	Upon each Premium payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Premium Tax	Upon each Premium payment	Maximum: 3.5% of Premium

B-1

Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same calendar year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: The Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expenses that you will pay periodically during the time that you own the Pre-2009 Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.08 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.
Mortality and Expense Risk Fees	Upon each Valuation Date	Guaranteed: 0.90% annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

_________________________

1  The cost of insurance will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner of the Pre-2009 Policy will pay. Owners may obtain more information about their particular cost of insurance by contacting us at the address or telephone number listed on the first page of this prospectus.

B-2

Supplemental Benefit Charges

The charges for the rider you selected are deducted monthly from your Account Value as part of the Monthly Deduction described on page 39 of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page 39.

Change of Insured Rider	Upon change of insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.

3.	Paid-Up Life Insurance

For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. This is different from the age disclosed on pages 4, 37 and 48 of the prospectus for the Policy that we are currently issuing.

4.	Term Life Insurance Rider

For the Pre-2009 Policy, the rider is renewable annually until the Insured’s Attained Age 100. This is different from the age disclosed on page 38 of the prospectus for the Policy that we are currently issuing. In addition, the cost of insurance charges under the Pre-2009 Policy Term Life Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above. Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

5.	Fixed Account

For the Pre-2009 Policy, the Fixed Account is not an available investment option.

B-3

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable

Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION

                This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated January 1, 2009, which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at Keybusiness@gwl.com.

January 1, 2009

Table of Contents

General Information and History of Great-West and the Series Account	B-3

State Regulation	B-3

Independent Registered Public Accounting Firm	B-3

Underwriters	B-3

Underwriting Procedures	B-4

Illustrations	B-4

Financial Statements	B-4

General Information and History of Great-West and the Series Account

Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

We established the Series Account in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Registered Public Accounting Firm

The financial statements of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company and the financial statements of Great-West Life & Annuity Insurance Company included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement which reports express an unqualified opinion on the financial statements of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and includes an explanatory paragraph referring to the change in method of accounting for income taxes, as required by accounting guidance adopted on January 1, 2007, and change in method of accounting for defined benefit and other post-retirement plans and share based payments as required by accounting guidance which was adopted on December 31, 2006, and January 1, 2006, respectively, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc., an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”) formerly known as the National Association of Securities Dealers, Inc (“NASD”).

GWFS Equities has received no underwriting commissions in connection with this offering in each of the last three fiscal years.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934, which are members of FINRA and which have entered into selling agreements with GWFS. GWFS also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 70% of Premium up to the first year target Premium and 7% of the portion of the first year Premium above the target. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West's ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

Great-West Life & Annuity Insurance Company

Financial Statements for the Years Ended December 31, 2007 and 2006

and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the 'Company') as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. Our audits also included the financial statement schedule listed in the Index at Item 8. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 4, the Company changed its method of accounting for income taxes, as required by accounting guidance on January 1, 2007, and changed its method of accounting for defined benefit and other post retirement plans and share based payments as required by accounting guidance which the Company adopted on December 31, 2006, and January 1, 2006, respectively.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
March 27, 2008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2007 and 2006
(In Thousands, Except Share Amounts)

	December 31,

	2007	2006

Assets
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost $13,592,003 and $15,367,735)	$13,551,233	$15,309,951
Fixed maturities held for trading, at fair value (amortized cost $22,855 and $0)	23,060	'
Mortgage loans on real estate (net of allowances of $9,448 and $15,661)	1,207,169	1,338,193
Equity investments available-for-sale, at fair value (cost $19,749 and $17,875)	29,576	28,242
Policy loans	3,767,872	3,797,585
Short-term investments, available-for-sale (cost approximates fair value)	472,633	960,999
Limited partnership interests	326,971	345,192
Other investments	4,169	4,413

Total investments	19,382,683	21,784,575
Other assets:
Cash	54,814	32,589
Reinsurance receivable:
Related party	381,931	531,389
Other	123,176	176,368
Deferred acquisition costs and value of business acquired	443,302	505,134
Investment income due and accrued	142,801	159,778
Premiums in course of collection	5,443	10,327
Deferred income taxes	155,548	163,796
Collateral under securities lending agreements	93,472	382,423
Due from parent and affiliates	29,138	10,650
Goodwill	101,655	102,374
Other intangible assets	39,234	43,293
Other assets	522,685	494,399
Assets of discontinued operations	724,766	794,785
Separate account assets	18,089,984	16,289,974

Total assets	$40,290,632	$41,481,854

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2007 and 2006
(In Thousands, Except Share Amounts)

	December 31,

	2007	2006

Liabilities and stockholder's equity
Policy benefit liabilities:
Policy reserves:
Related party	$2,493,511	$4,639,829
Other	14,883,183	14,547,742
Policy and contract claims	262,503	309,442
Policyholders' funds	302,957	272,707
Provision for policyholders' dividends	78,276	109,700
Undistributed earnings on participating business	209,036	188,198

Total policy benefit liabilities	18,229,466	20,067,618

General liabilities:
Due to parent and affiliates	534,956	547,951
Repurchase agreements	138,537	744,117
Commercial paper	95,667	95,020
Payable under securities lending agreements	93,472	382,423
Other liabilities	648,857	622,513
Liabilities of discontinued operations	468,496	603,283
Separate account liabilities	18,089,984	16,289,974

Total liabilities	38,299,435	39,352,899

Commitments and contingencies (Note 21)

Stockholder's equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	'	'
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	747,533	737,857
Accumulated other comprehensive income (loss)	(1,518)	(46,537)
Retained earnings	1,238,150	1,430,603

Total stockholder's equity	1,991,197	2,128,955

Total liabilities and stockholder's equity	$40,290,632	$41,481,854

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Income
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007	2006	2005

Revenues:
Premium income:
Related party (net of related party premiums ceded of $1,391,980, $4,827 and $5,185)	($1,146,908)	$275,169	$321,663
Other (net of premiums ceded of $40,380, $47,122 and $61,996	289,641	307,283	324,373
Fee income	463,265	341,372	302,961
Net investment income	1,139,541	1,110,136	1,044,081
Net realized gains (losses) on investments	(2,028)	(9,465)	18,697

Total revenues	743,511	2,024,495	2,011,775

Benefits and expenses:
Life and other policy benefits (net of reinsurance recoveries of $39,640, $58,012 and $95,566)	624,381	702,262	632,098
Increase (decrease) in policy reserves:
Related party	(1,539,777)	29,245	147,466
Other	79,254	11,132	49,571
Interest paid or credited to contractholders	497,438	470,416	477,381
Provision for policyholders' share of earnings on participating business	20,296	9,061	(3,039)
Dividends to policyholders	93,544	98,605	100,613

Total benefits	(224,864)	1,320,721	1,404,090
General insurance expenses	432,426	367,315	294,081
Amortization of deferred acquisition costs and value of business acquired	135,570	46,191	51,528
Interest expense	41,713	33,623	14,396

Total benefits and expenses	384,845	1,767,850	1,764,095

Income from continuing operations before income taxes	358,666	256,645	247,680
Income tax expense	118,791	72,603	66,545

Income from continuing operations	239,875	184,042	181,135
Income from discontinued operations, net of income taxes of $85,707, $79,291 and $94,899	178,853	153,160	190,420

Net income	$418,728	$337,202	$371,555

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Condensed Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

			Accumulated Other Comprehensive Income

	Common Stock	Additional Paid-in Capital	Unrealized Gains (Losses) on Securities	Employee Benefit Plan Adjustments	Retained Earnings	Total

Balances, January 1, 2005	$7,032	$725,935	$133,546	($14,751)	$1,192,599	$2,044,361
Net income					371,555	371,555
Other comprehensive income (loss):
Net change in unrealized losses			(125,280)			(125,280)
Minimum pension liability adjustment				(10,333)		(10,333)

Total comprehensive income						235,942
Dividends					(221,358)	(221,358)
Income tax benefit on stock-based compensation		2,766				2,766

Balances, December 31, 2005	$7,032	$728,701	$8,266	($25,084)	$1,342,796	$2,061,711
Net income					337,202	337,202
Other comprehensive income (loss):
Net change in unrealized losses			(23,974)			(23,974)
Minimum pension liability adjustment				989		989

Total comprehensive income						314,217
Impact of adopting SFAS No. 158				(6,734)		(6,734)
Dividends					(249,395)	(249,395)
Capital contribution - stock-based compensation		4,525				4,525
Income tax benefit on stock-based compensation		4,631				4,631

Balances, December 31, 2006	$7,032	$737,857	($15,708)	($30,829)	$1,430,603	$2,128,955
Net income					418,728	418,728
Other comprehensive income (loss):
Net change in unrealized gains			9,903			9,903
Minimum pension liability adjustment				34,998		34,998

Total comprehensive income						463,629
Impact of adopting SFAS No. 155			118		(3)	115
Impact of adopting FIN No. 48					(6,195)	(6,195)
Dividends					(604,983)	(604,983)
Capital contribution - stock-based compensation		3,816				3,816
Income tax benefit on stock-based compensation		5,860				5,860

Balances, December 31, 2007	$7,032	$747,533	($5,687)	$4,169	$1,238,150	$1,991,197

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007	2006	2005

Cash flows from operating activities:
Net income	$418,728	$337,202	$371,555
Adjustments to reconcile net income to net cash provided by operating activities:
Earnings allocated to participating policyholders	20,296	9,061	(3,039)
Amortization of (premiums) accretion of discounts on investments, net	(58,067)	(55,218)	(52,712)
Net realized (gains) losses on investments	(2,155)	12,076	(38,977)
Net purchases of trading securities	(20,825)	'	'
Depreciation and amortization	176,560	77,256	81,847
Deferral of acquisition costs	(73,062)	(60,187)	(50,437)
Deferred income taxes	(5,239)	32,807	20,108
Changes in assets and liabilities, net of effects of acquisitions:
Policy benefit liabilities	85,799	197,465	86,845
Reinsurance receivable	(106,382)	40,279	120,793
Accrued interest and other receivables	26,695	(16,501)	1,022
Other, net	46,513	(25,994)	(189,526)

Net cash provided by operating activities	508,861	548,246	347,479

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities available-for-sale	4,052,791	7,486,226	5,783,036
Mortgage loans on real estate	159,959	325,291	250,112
Equity investments and other limited partnership interests	51,596	209,453	240,886
Purchases of investments:
Fixed maturities available-for-sale	(4,015,650)	(9,146,358)	(5,933,327)
Mortgage loans on real estate	(228,746)	(209,079)	(122,078)
Equity investments and other limited partnership interests	(35,372)	(56,350)	(121,881)
Acquisitions, net of cash acquired	(15,208)	1,301,372	'
Net change in short-term investments	1,132,840	3,459	(574,229)
Net change in repurchase agreements	(625,242)	7,874	192,658
Other, net	(36,643)	(33,629)	64,505

Net cash provided by (used in) investing activities	440,325	(111,741)	(220,318)

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007		2006	2005

Cash flows from financing activities:
Contract deposits		$1,228,154	$1,065,805	$1,166,502
Contract withdrawals		(1,491,994)	(1,603,285)	(1,195,166)
Change in due to parent and affiliates		(31,483)	323,018	60,426
Dividends paid		(604,983)	(249,395)	(221,358)
Net commercial paper borrowings (repayments)		647	(44)	20
Change in bank overdrafts		(23,523)	(1,566)	7,034
Income tax benefit of stock option exercises		5,860	4,631	2,766

Net cash used in financing activities		(917,322)	(460,836)	(179,776)

Net increase (decrease) in cash		31,864	(24,331)	(52,615)
Cash, continuing and discontinued operations, beginning of year		33,572	57,903	110,518

Cash, continuing and discontinued operations, end of year		65,436	33,572	57,903
Less cash, discontinued operations, end of year		(10,622)	(983)	(2,382)

Cash, end of year		$54,814	$32,589	$55,521

Supplemental disclosures of cash flow information:
Net cash paid during the year for:
Income taxes		$121,847	$63,619	$93,608
Interest		41,713	30,959	17,553

Non-cash investing and financing transactions during the years:
Assets transferred from The Canada Life Assurance Company (See Note 5)	$	'	$87,622	$468,123
Fair value of assets acquired in settlement of fixed maturity investments			'	4,659
Share-based compensation expense		3,816	4,525	'
Return of invested reinsurance assets to The Canada Life Assurance Company (See Note 5)		1,608,909	'	'

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

1. Organization, Basis of Presentation and Significant Accounting Policies

Organization - Great-West Life & Annuity Insurance Company and its subsidiaries (collectively, the 'Company') is a direct wholly-owned subsidiary of GWL&A Financial Inc. ('GWL&A Financial'), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. ('Lifeco'). The Company offers a wide range of life insurance and retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ('GAAP') requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses on mortgage loans on real estate, deferred acquisition costs and value of business acquired, goodwill and other intangible assets, derivative instruments, valuation of privately placed and non-actively traded public investments, employee benefits plans and taxes on income. Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

A reclassification was made in the 2006 consolidated balance sheet to conform to the 2007 presentation. Certain equity investments which in 2007 are presented in limited partnership interests were presented as equity investments in 2006.

Reclassifications were also made to the accompanying consolidated balance sheet at December 31, 2006 and the consolidated statements of income for the years ended December 31, 2006 and 2005 to reflect the Company's discontinued operations. See Note 2.

The reclassifications had no effect on previously reported net income, total assets or total stockholder's equity and were made in order to further enhance the readers' understanding of the Company's consolidated financial statements.

Significant Accounting Policies

Investments - Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income in the stockholder's equity section in the consolidated balance sheets. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business in the Company's consolidated balance sheets.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

During the year ended December 31, 2007, the Company purchased fixed maturity securities which were classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned.

2.

Mortgage loans on real estate are commercial loans and are carried at their unpaid balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the scientific interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgment is based upon extensive situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions. The measurement of impaired loans is based upon the fair value of the underlying collateral.

3.

Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder's equity section of the Company's consolidated balance sheets. The Company uses the equity method of accounting for investments in which it has more than a minority interest and has influence in the entity's operating and financial policies, but does not have a controlling interest. Realized gains and losses and declines in value, determined to be other-than-temporary, are included in net realized gains (losses) on investments.

4.

Limited partnership interests are valued under the cost method of accounting. The Company uses this method since it has a minority equity interest and virtually no influence over the entity's operations. Also included in other limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These securities are carried at amortized cost as determined using the effective yield method.

5.	Policy loans are carried at their unpaid balances.

6.

Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value. The Company classifies its short-term investments as available-for-sale.

7.	Gains and losses realized on disposal of investments are determined on a specific identification basis.

8.

The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company's right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying consolidated balance sheets. The liability is collateralized by securities with approximately the same fair value.

9.

The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

the securities loaned in event of default by the borrower. The Company's securities lending transactions are accounted for as collateralized borrowings. Collateral is defined as government securities, letters of credit and/or cash collateral. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheets in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income in the Company's consolidated balance sheets and are recognized in the consolidated income statements when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company's cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying consolidated balance sheets. At December 31, 2007 and 2006, these liabilities were $48,449 and $35,167, respectively.

Internal use software - Capitalized internal use software development costs, net of accumulated depreciation, in the amounts of $38,537 and $43,521, are included in other assets at December 31, 2007 and 2006, respectively. The Company capitalized $3,504, $9,329 and $8,732 of internal use software development costs during the years ended December 31, 2007, 2006 and 2005, respectively.

Deferred acquisition costs ('DAC') and value of business acquired ('VOBA') - DAC, which primarily consists of sales commissions and costs associated with the Company's sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, have been deferred to the extent recoverable. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business. DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. See Note 9 for additional information regarding deferred acquisition costs and the value of business acquired.

Goodwill and other intangible assets - Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2007, 2006 or 2005.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships, preferred provider networks and healthcare provider networks in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market, and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company and executed by qualified valuation experts. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company's separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, and Putnam Funds which are affiliates of the Company, in addition to shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company's consolidated statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges. The Company's separate accounts include mutual funds or other investment options that, beginning in 2005, purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2007 and 2006, these purchases totaled $74,855 and $67,546, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $383,319 and $356,992 at December 31, 2007 and 2006, respectively, to avoid the overstatement of assets and liabilities in its consolidated balance sheets at those dates.

Life insurance and annuity reserves - Life insurance and annuity reserves with life contingencies in the amounts of $11,330,656 and $12,826,595 at December 31, 2007 and 2006, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies in the amounts of $5,998,749 and $6,318,534 at December 31, 2007 and 2006, respectively, are established at the contract holder's account value.

Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company's prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating fund account - The policies in which the policyholder shares in the Company's participating earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience. The amount of dividends to be paid is determined annually by the Board of Directors.

Participating life and annuity policy reserves are $6,019,015 and $6,793,239 at December 31, 2007 and 2006, respectively. Participating business approximates 8.3% and 12.8% of the Company's individual life insurance in-force at December 31, 2007 and 2006, respectively, and 32.4%, 58.0% and 42.0% of individual life insurance premium income for the years ended December 31, 2007, 2006 and 2005, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has established a Participating Policyholder Experience Account ('PPEA') for the benefit of all participating policyholders, which is included in the accompanying consolidated balance sheets.  In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general account assets.

The Company has also established a Participation Fund Account ('PFA') for the benefit of the participating policyholders previously assumed from The Great-West Life Assurance Company ('GWL') under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue for the benefit of the participating policyholders.

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company's consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

As described more fully in Note 4, the Company adopted FIN No. 48, 'Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109'('FIN 48') effective January 1, 2007. Among other things, under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements.

Stock options - Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the 'Lifeco plan') that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. On January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123R 'Share-Based Payment' ('SFAS No. 123R') which requires it to use the fair value method to recognize the cost of share-based employee compensation. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of Statement of Financial Accounting Standards No. 123 'Accounting for Stock-Based Compensation' in the notes to its consolidated financial statements (See Notes 4 and 19).

Regulatory requirements - In accordance with the requirements of the Colorado Division of Insurance, the Company must demonstrate that it maintains adequate capital. At December 31, 2007 and 2006, the Company was in compliance with the requirement. (See Note 12).

In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contract holders. The Company fulfills this requirement generally with the deposit of United States government obligations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

2. Discontinued Operations and Assets and Liabilities Held for Sale

On November 26, 2007, the Company and certain of its subsidiaries entered into a definitive Asset and Stock Purchase Agreement to sell substantially all of their healthcare insurance business to a subsidiary of CIGNA Corporation ('CIGNA') for $1.5 billion in cash, subject to regulatory and certain other approvals. The transaction is expected to be completed during the second quarter of 2008. The business to be sold, formerly reported as the Company's Healthcare segment, is the vehicle through which the Company markets and administers group life and health insurance to small and mid-sized employers. CIGNA will acquire from the Company the stop loss, group life, group disability, group medical, group dental, group vision, group prescription drug coverage and group accidental death and dismemberment insurance business in the United States and the Company's supporting information technology infrastructure through a combination of 100% indemnity reinsurance agreements, renewal rights, related administrative service agreements and the acquisition of certain of the Company's subsidiaries. The Company will retain a small portion of its Healthcare business and reports it within its Individual Markets segment. Upon completion of the proposed transaction, the Company's business will be that of its Individual Markets, Retirement Services and Other segments (See Note 18). As required by Statement of Financial Accounting Standards No. 144, 'Accounting for the Impairment or Disposal of Long-Lived Assets,' the statements of income and balance sheets of these business activities are presented as discontinued operations for all periods presented in the consolidated financial statements.

In addition, the Company and CIGNA will enter into a Transition Services Agreement (the 'Transition Agreement') whereby the Company will provide certain intellectual technology and administrative and legal services on behalf of CIGNA for a period of up to twenty-four months, which may be extended, following the completion of the proposed transaction. CIGNA will pay the Company pre-determined monthly fees for these services and will reimburse it for other expenditures it makes under the terms of the Transition Agreement.

The following table summarizes the major classifications of assets and liabilities of discontinued operations at December 31, 2007 and 2006:

	December 31,

Assets	2007	2006

Fixed maturities available-for-sale	$181,051	$176,704
Short-term investments, available-for-sale	70,044	95,706
Receivables related to uninsured accident and health plan claims, net	134,397	150,854
Reinsurance receivable	46,772	81,987
Goodwill and other intangible assets	58,238	47,475
Premiums in course of collection	91,162	97,547
Deferred income taxes	(9,673)	9,263
Other	152,775	135,249

Total assets	$724,766	$794,785

Liabilities

Policy reserves	$103,219	$148,184
Policy and contract claims	84,662	103,580
Policyholders' funds	106,563	113,594
Other	174,052	237,925

Total liabilities	$468,496	$603,283

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table summarizes selected financial information included in income from discontinued operations in the consolidated statements of income for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Total revenues from discontinued operations	$1,343,961	$1,609,654	$1,303,960
Total benefits and expenses from discontinued operations	1,079,401	1,377,203	1,018,641

Income from discontinued operations before income taxes	264,560	232,451	285,319
Provision for income taxes	85,707	79,291	94,899

Income from discontinued operations	$178,853	$153,160	$190,420

3. Acquisitions

Metropolitan Life Insurance Company's 401(k) and defined benefit business

On October 2, 2006, the Company purchased several parts of the full service-bundled, small and midsized 401(k) as well as certain defined benefit plan business from Metropolitan Life Insurance Company and its affiliates ('MetLife'). The assets acquired and liabilities assumed and the results of operations have been included in the Company's consolidated financial statements since that date. The acquisition included the associated dedicated distribution group, including wholesalers, relationship managers and sales associates. As a result of the acquisition, the Company added approximately 280,000 participants in the 401(k) full service segment and increased its distribution capacity.

The purchase included a 100% coinsurance agreement reinsuring the acquired general account business and a 100% modified-coinsurance agreement reinsuring the acquired separate account business. The Company will replace the acquired MetLife policies with its policies over a three year period. As these policies are replaced, they will no longer be subject to the reinsurance agreements. Under the coinsurance agreement, the Company acquired all of the insurance liabilities associated with these contracts and received from MetLife cash to support these liabilities, net of the purchase price. Under the modified-coinsurance agreement, MetLife retained the approximate $2.3 billion of separate account assets and liabilities but cedes to the Company all of the net profits and losses and related net cash flows. In addition, the Company acquired the rights to provide administrative services and recordkeeping functions for approximately $3.2 billion of participant account values.

The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the acquisition date and the use of a third-party business valuation expert to estimate the value of business acquired ('VOBA') and goodwill. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed as adjusted for revisions to the original purchase price allocation at October 2, 2006:

Assets

Cash acquired, net of cash consideration	$1,384,117
Value of business acquired	46,033
Goodwill	56,981
Other intangible assets	6,337
Other assets	650

Total assets	$1,494,118

Liabilities and Stockholder's Equity

Policy reserves	$1,486,147
Other liabilities	7,971

Total liabilities	$1,494,118

VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

performance, surrenders, operating expenses, investment returns and other factors. Actual experience of the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA for these annuity products is adjusted to reflect actual experience. The VOBA has an expected amortization period of 14 years.

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships for the recordkeeping business acquired and amounted to $6,337 as a result of this acquisition. This intangible will be amortized in relation to the expected economic benefits of the agreement. If actual experience with customer relationships differs from expectations, the amortization will be adjusted to reflect actual experience. The customer relationship intangible asset has an expected weighted average amortization period of 14 years.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $56,981, all of which has been allocated to the Retirement Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

U.S. Bank's defined contribution business

On December 31, 2006, the Company purchased the full service-bundled, defined contribution business from U.S. Bank. The results of operations of this business have been included in the Company's consolidated financial statements since that date. The acquired business primarily relates to the administration of approximately 1,900 401(k) plans which represent approximately 195,000 members and more than $9.0 billion in retirement plan assets. The acquisition includes the retention of relationship managers and sales and client service specialists. An adjustment to the purchase price may be paid to or received from U.S. Bank in 2008. The adjustment is contingent upon the attainment of certain revenue and contract retention targets. Any adjustment either paid to or received from U.S. Bank in future years will be recorded as an adjustment to the purchase price allocation in the period in which the contingency is resolved.

The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the acquisition date and the use of a third-party business valuation expert to estimate the value of goodwill and other intangible assets acquired. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed as adjusted for revisions to the original purchase price allocation at December 31, 2006:

Assets

Cash consideration	($72,000)
Goodwill	38,990
Other intangible assets	35,010

Total assets	$2,000

Liabilities and Stockholder's Equity

Other liabilities	$2,000

Total liabilities	$2,000

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $38,990, all of which has been allocated to the Retirement Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships acquired of $27,040 and the estimated fair value of the preferred provider agreement of $7,970. These intangibles will be amortized in relation to the expected economic benefits of the agreement. If actual experience differs from expectations, the amortization will be adjusted to reflect actual experience. The intangibles have an expected weighted average amortization period of 14 years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

4. Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In December 2004, the Financial Accounting Standards Board (the 'FASB') issued Statement of Financial Accounting Standards No. 123R, 'Share-Based Payment' ('SFAS No. 123R'). SFAS No. 123R replaces Statement of Financial Accounting Standards No. 123 'Accounting for Stock-Based Compensation' ('SFAS No. 123') and supersedes Accounting Principles Board Opinion No. 25 'Accounting for Stock Issued to Employees' ('APB No. 25'). SFAS No. 123R requires a company to use the fair value method to recognize the cost of its stock-based employee compensation and to provide certain other additional disclosures. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of SFAS No. 123 in the notes to its consolidated financial statements. The Company adopted the provisions of SFAS No. 123R on January 1, 2006. The adoption of SFAS No. 123R did not have a material effect on the Company's consolidated balance sheets or the results of its operations (See Note 19).

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position No. 05-1, 'Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts' ('SOP 05-1'). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement of Financial Accounting Standards No. 97, 'Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses From the Sale of Investments.' SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007. The adoption of SOP 05-1 did not have a material effect on the Company's consolidated financial position or the results of its operations.

In November 2005, the FASB issued Staff Position No. FAS 115-1 and FAS 124-1, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments' ('FSP 115-1 and 124-1'). FSP 115-1 and 124-1 supersedes Emerging Issues Task Force Issue No. 03-1, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments' and amends Statement of Financial Accounting Standards No. 115 'Accounting for Certain Investments in Debt and Equity Securities,' Statement of Financial Accounting Standards No. 124 'Accounting for Certain Investments Held by Not-for-Profit Organizations' and Accounting Principles Board Opinion No. 18 'The Equity Method of Accounting for Investments in Common Stock.' FSP 115-1 and 124-1 addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary in nature and the measurement of an impairment loss. FSP 115-1 and 124-1 also includes provisions for accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 and 124-1 was effective for reporting periods beginning after December 15, 2005 with earlier adoption permitted. The Company adopted FSP 115-1 and 124-1 during its fiscal quarter ended December 31, 2005. The adoption of FSP 115-1 and 124-1 did not have a material effect on the Company's consolidated financial position or the results of its operations.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, 'Accounting for Certain Hybrid Financial Instruments' ('SFAS No. 155'). SFAS No. 155 permits any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under Statement of Financial Accounting Standards No. 133 'Accounting for Derivative Instruments and Hedging Activities' to be carried at fair value in its entirety, with changes in fair value recognized in earnings. In addition, SFAS No. 155 requires that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative. SFAS No. 155 is applicable to new or

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

modified financial instruments in fiscal years beginning after September 15, 2006, however it may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS No. 155 on January 1, 2007. The adoption of SFAS No. 155 increased stockholder's equity by $115.

In June 2006, the FASB issued Financial Interpretation No. 48, 'Accounting for Uncertainty in Income Taxes' ('FIN 48'). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with Statement of Financial Accounting Standards No. 109 'Accounting for Income Taxes'. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 on January 1, 2007. The adoption of FIN 48 decreased stockholder's equity by $6,195.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, 'Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans' ('SFAS No. 158'). For fiscal years ending after December 15, 2006, SFAS No. 158 requires a company to recognize in its balance sheet an asset for a defined benefit postretirement plan's overfunded status or a liability for a plan's underfunded status and recognize changes in the funded status of a defined benefit postretirement plan in the other comprehensive income section of stockholder's equity in the year in which the changes occur, and provide additional disclosures. The Company adopted the recognition and disclosure provisions of SFAS No. 158 as of December 31, 2006. The adoption of SFAS No. 158 decreased accumulated other comprehensive income (loss) by $6,734. The adoption of SFAS No. 158 did not affect the results of operations for the year ended December 31, 2006. For fiscal years ended after December 15, 2008, SFAS No. 158 requires a company to measure a defined benefit postretirement plan's assets and obligations that determine its funded status as of the end of its fiscal year. The Company is evaluating the impact that the adoption of the measurement date provision of SFAS No. 158 will have on its consolidated financial position and results of operations.

In September 2006, the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, 'Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements' ('SAB No. 108'). SAB No. 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB No. 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB No. 108. The Company adopted SAB No. 108 on December 31, 2006. The adoption of SAB No. 108 did not have a material effect on the Company's consolidated financial position.

Accounting pronouncements that will be adopted in the future

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, 'Fair Value Measurements' ('SFAS No. 157'). SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 also provides expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 is applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company adopted the provisions of SFAS No. 157 on January 1, 2008. The adoption of SFAS No. 157 did not have a material effect on the Company's consolidated financial position or results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, 'The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115' ('SFAS No.159'). SFAS No. 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, 'Accounting for Certain Investments in Debt and Equity Securities', applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS No. 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company adopted the provisions of SFAS No. 159 on January 1, 2008. The adoption of SFAS No. 159 did not have a material effect on the Company's consolidated financial position or results of its operations.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), 'Business Combinations' ('SFAS No. 141(R)') and Statement of Financial Accounting Standards No. 160, 'Accounting and Reporting of Noncontrolling Interest in Consolidated Financial Statements, an amendment of ARB No. 51' ('SFAS No. 160'). These statements change the accounting for and reporting of business combination transactions and noncontrolling (minority) interests in consolidated financial statements. Some of the significant changes include the recognition of one hundred percent of the fair value of assets acquired, liabilities assumed and non-controlling interest of acquired businesses; recognition of contingent consideration arrangements at their acquisition date fair values with subsequent changes in fair value reflected in earnings; recognition of acquisition related transaction costs as expense when incurred; and recognition of acquisition related restructuring cost accruals in acquisition accounting only if certain criteria are met as of the acquisition date. SFAS No. 141(R) and SFAS No. 160 are required to be adopted simultaneously and are effective for fiscal years beginning after December 15, 2008. The Company will adopt the provisions of these statements for its fiscal year beginning January 1, 2009. The Company is evaluating the impact that the adoption of SFAS No. 141(R) and SFAS No. 160 will have on its consolidated financial position and the results of its operations.

5. Related Party Transactions

The Company performs administrative services for the United States operations of The Great-West Life Assurance Company ('GWL'), a wholly-owned subsidiary of Lifeco and investment services for London Reinsurance Group, an indirect subsidiary of GWL. The Company provides administrative and operational services for the United States operations of The Canada Life Assurance Company ('CLAC'), an indirect wholly-owned subsidiary of Lifeco. The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year Ended December 31,

	2007	2006	2005

Investment management revenue included in net investment income	$7,959	$6,772	$7,377
Administrative and underwriting expense reimbursements included as a reduction to general insurance expenses	1,255	1,399	1,367

Total	$9,214	$8,171	$8,744

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

          The following table summarizes amounts due from parent and affiliates at December 31, 2007 and 2006:

			December 31,

Related party	Indebtedness	Due Date	2007	2006

GWL&A Financial Inc.	On account	On demand	$25,932	$	'
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.	On account	On demand	521		229
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II	On account	On demand	1,370		865
Putnam Investments LLC	On account	On demand	1,315		'
The Canada Life Assurance Company	On account	On demand	'		9,556

Total			$29,138		$10,650

          The following table summarizes amounts due to parent and affiliates at December 31, 2007 and 2006:

			December 31,

Related party	Indebtedness	Due Date	2007	2006

GWL&A Financial Inc. [1]	Surplus note	November 2034	$194,194	$194,184
GWL&A Financial Inc. [2]	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2008	5,095	4,701
GWL&A Financial Inc.	On account	On demand	'	12,907
Great-West Lifeco Finance LP	On account	On demand	582	'
The Great-West Life Assurance Company	On account	On demand	1,046	2,759
The Canada Life Assurance Company	On account	On demand	639	'

Total			$534,956	$547,951

[1]

A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,194 and $194,184 at December 31, 2007 and 2006, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.

[2]

A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then current three-month LIBOR rate. The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company's surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,042, $28,848 and $14,396 for the years ended December 31, 2007, 2006 and 2005, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

On June 1, 2007, the Company's Individual Markets segment terminated its reinsurance agreement with an affiliate, The Canada Life Assurance Company ('CLAC'), pursuant to which it had assumed 80% of certain United States life, health and annuity business on a coinsurance and coinsurance with funds withheld basis. The Company recorded, at fair value, the following on June 1, 2007 in its consolidated balance sheet in connection with the termination of the reinsurance agreement:

Assets

Fixed maturities	($1,177,180)
Mortgage loans on real estate	(196,743)
Policy loans	(219,149)
Reinsurance receivable	(310,865)
Deferred policy acquisition costs and value of business acquired	(68,809)
Investment income due and accrued	(15,837)
Premiums in course of collection	(3,540)
Deferred income taxes	(18,274)

Total assets	($2,010,397)

Liabilities and Stockholder's Equity

Policy reserves	($1,976,028)
Policy and contract claims	(20,256)
Policyholders' funds	(20,464)
Provision for policyholder dividends	(31,841)
Undistributed earnings on participating business	8,161
Other liabilities	103

Total liabilities	(2,040,325)

Accumulated other comprehensive income	7,684
Retained earnings	22,244

Total stockholder's equity	29,928

Total liabilities and stockholder's equity	($2,010,397)

The Company recorded the following on June 1, 2007 in its consolidated statement of income in connection with the termination of the reinsurance agreement:

Premium income, related party	($1,387,179)
Net investment income	58,569
Net realized losses on investments	(14,797)

Total revenues	(1,343,407)

Decrease in reserves, related party	(1,453,145)
Provision for policyholders' share of earnings on participating business	8,161
Amortization of deferred acquisition costs and value of business acquired	62,961

Total benefits and expenses	(1,382,023)

Income before income taxes	38,616
Income taxes	16,372

Net income	$22,244

On July 3, 2007, Great-West Life & Annuity Insurance Company of South Carolina ('GWSC'), a wholly-owned subsidiary of the Company, and CLAC amended their reinsurance agreement pursuant to which the Company assumed additional term life insurance from CLAC. As a result of this amendment, the Company recorded $33,677 in both premium income and increase in reserves in the consolidated statement of income on July 3, 2007. GWL&A Financial obtained two letters of credit for the benefit of the Company during December 2005 as collateral under the GWSC and CLAC reinsurance agreement for on-balance sheet policy liabilities and capital support. The first is for $802,100 and renews automatically until it expires on December 31, 2025. The second letter of credit is for $70,000 and renews automatically. At December 31, 2007 and 2006, there were no outstanding amounts related to these lines of credit.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

As a result of this amendment, the Company also recorded the following in the consolidated balance sheet on July 3, 2007:

Assets

Reinsurance receivable	$33,677

$33,677

Liabilities and Stockholder's Equity

Policy reserves	$33,677

$33,677

Included within reinsurance receivable in the consolidated balance sheets are $334,169 and $231,842 of funds withheld assets as of December 31, 2007 and 2006, respectively. CLAC pays the Company interest on the funds withheld balance at a rate of 4.55% per annum.

The Company's separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, and Putnam Funds which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. The Company's separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2007 and 2006, these purchases totaled $74,855 and $67,546 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $383,319 and $356,992 at December 31, 2007 and 2006, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

6. Summary of Investments

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2007:

	December 31, 2007

Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value

U.S. government direct obligations and U.S. agencies	$2,701,076	$40,661	$7,287	$2,734,450	$2,734,450
Obligations of U.S. states and their subdivisions	1,213,378	61,168	1,129	1,273,417	1,273,417
Foreign governments	1,801	'	31	1,770	1,770
Corporate debt securities	5,327,480	90,847	94,403	5,323,924	5,323,924
Mortgage-backed and asset-backed securities	4,348,268	26,109	156,705	4,217,672	4,217,672

Total fixed maturities	$13,592,003	$218,785	$259,555	$13,551,233	$13,551,233

Total equity investments	$19,749	$10,414	$587	$29,576	$29,576

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2006:

	December 31, 2006

Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value

U.S. government direct obligations and U.S. agencies	$3,681,682	$21,168	$28,231	$3,674,619	$3,674,619
Obligations of U.S. states and their subdivisions	1,320,202	20,367	22,783	1,317,786	1,317,786
Foreign governments	14,591	'	132	14,459	14,459
Corporate debt securities	5,761,584	83,393	90,398	5,754,579	5,754,579
Mortgage-backed and asset-backed securities	4,589,676	29,374	70,542	4,548,508	4,548,508

Total fixed maturities	$15,367,735	$154,302	$212,086	$15,309,951	$15,309,951

Total equity investments	$17,875	$10,372	$5	$28,242	$28,242

See Note 7 for additional information on policies regarding estimated fair value of fixed maturity and equity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2007, by contractual maturity date, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007

	Amortized Cost	Estimated Fair Value

Maturing in one year or less	$947,857	$941,378
Maturing after one year through five years	2,527,759	2,591,909
Maturing after five years through ten years	1,686,852	1,712,933
Maturing after ten years	1,554,714	1,534,061
Mortgage-backed and asset-backed securities	6,874,821	6,770,952

	$13,592,003	$13,551,233

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The following table summarizes information regarding the sales of fixed maturity investments classified as available-for-sale for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Proceeds from sales	$2,488,042	$5,944,439	$3,921,643
Gross realized gains from sales	30,834	47,746	33,049
Gross realized losses from sales	(4,309)	(54,221)	(38,911)

Gross realized gains and losses from sales were primarily attributable to changes in interest rates, sales of securities acquired in the current year and gains on repurchase agreement transactions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has fixed maturity securities with fair values in the amounts of $11,156 and $12,922 that have been non-income producing for the twelve months preceding December 31, 2007 and 2006, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments to manage interest rate, market credit and foreign exchange risk associated with its invested assets. Derivatives are not used for speculative purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

Fair value hedges - Written call options are used in conjunction with interest rate swap agreements to effectively convert fixed rate bonds to variable rate bonds as part of the Company's overall asset/liability matching program.

The Company's use of derivatives treated as fair value hedges has been nominal during the last three years. Hedge ineffectiveness in the amounts of $0, $224 and $0 were recorded as an increase to net investment income during the years ended December 31, 2007, 2006 and 2005, respectively.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the agreement at each due date.

Hedge ineffectiveness in the amount of $606 was recorded as an increase to net investment income during the year ended December 31, 2007, while $89 was recorded as a decrease to net investment income during the year ended December 31, 2006 and $567 was recorded as an increase to net investment income during the year ended December 31, 2005.

Unrealized derivative gains and losses included in accumulated other comprehensive income are reclassified into earnings at the time interest income is recognized. A derivative net loss in the amount of $1,275 was reclassified to net investment income during the year ended December 31, 2007 while derivative net gains in the amounts of $1,709 and $7,853 were reclassified to net investment income during the years ended December 31, 2006 and 2005. As of December 31, 2007, the Company estimates that $1,225 of net derivative gains included in other accumulated comprehensive income will be reclassified into net income within the next twelve months.

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures contracts. The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio. Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement of Financial Accounting Standards No. 133 'Accounting for Derivative Instruments and Hedging Activities.'

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company occasionally purchases a financial instrument that contains a derivative instrument that is 'embedded' in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument. The Company has the option of separating the embedded derivative from the host contract and carrying it at its fair value or under SFAS No. 155, the Company may carry the entire hybrid instrument at fair value with gains and losses recognized in earnings. Upon adopting SFAS No. 155 on January 1, 2007, the Company no longer bifurcates its credit default swaps.

During the years ended December 31, 2007, 2006 and 2005, decreases in the amounts of $75, $264 and $833, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment.

The following tables summarize derivative financial instruments at December 31, 2007 and 2006:

	December 31, 2007

	Notional Amount	Strike/Swap Rate	Maturity

Interest rate swaps	$338,075	3.94%-4.70%	November 2008- February 2045
Foreign currency exchange contracts	52,001	N/A	March 2014- December 2016
Futures:
Ten year U.S. Treasury Long position	30,900	N/A	March 2008

	December 31, 2006

	Notional Amount	Strike/Swap Rate	Maturity

Interest rate swaps	$344,876	2.72%-5.37%	April 2007- February 2045
Credit default swaps	98,295	N/A	January 2007- November 2007
Foreign currency exchange contracts	30,000	N/A	December 2016
Futures:
Ten year U.S. Treasury:
Long position	2,100	N/A	March 2007
Five year U.S. Treasury:
Long position	23,500	N/A	March 2007
Total return swap:
Receivable for coinsurance with funds withheld	386,499	Variable	Indeterminable

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Mortgage loans - The following table summarizes information with respect to impaired mortgage loans at December 31, 2007 and 2006:

	December 31,

	2007		2006

Impaired loans, net of related allowance for credit losses of $0 and $6,213	$	'	$4,869
Impaired loans with no related allowance for credit losses		'	1,344
Average balance of impaired loans during the year		6,213	11,773
Interest income recognized while impaired		'	50
Interest income received and recorded while impaired using the cash basis method of recognition		'	109

As part of its active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $6,223 and $6,491 at December 31, 2007 and 2006, respectively.

The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Balance, January 1	$15,661	$15,661	$30,339
Release of provision	(6,213)	'	(8,000)
Amounts written off, net of recoveries	'	'	(6,678)

Balance, December 31	$9,448	$15,661	$15,661

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company's equity investments was $29,576 and $28,242 at December 31, 2007 and 2006, respectively.

Limited partnership interests - At December 31, 2007 and 2006, the Company had $326,971 and $345,192, respectively, invested in limited partnerships and limited liability corporations. The Company makes commitments to fund partnership interests in the normal course of its business. The amounts of unfunded commitments at December 31, 2007 and 2006 were $18,849 and $27,441, respectively.

Securities pledged, restricted assets and special deposits - The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities sold under agreements to repurchase, futures contracts and state regulatory deposits.

The Company had securities on deposit with governmental authorities as required by certain insurance laws with fair values in the amounts of $35,539 and $59,177 at December 31, 2007 and 2006, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying consolidated balance sheets, are loaned to third parties. Securities with a cost or amortized cost in the amounts of $84,851 and $365,219 and estimated fair values in the amounts of $90,087 and $365,341 were on loan under the program at December 31, 2007 and 2006, respectively. The Company was liable for collateral under its control in the amounts of $93,472 and $382,423 at December 31, 2007 and 2006, respectively.

Additionally, the fair value of margin deposits related to futures contracts was approximately $496 and $820 at December 31, 2007 and 2006, respectively.

Impairment of fixed maturity and equity investments classified as available-for-sale - The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, being recorded in accumulated other comprehensive income in the stockholder's equity section in the accompanying consolidated balance sheets. All available-for-sale securities with gross unrealized losses at the balance sheet date are subjected to the Company's process for the identification and evaluation of other-than-temporary impairments.

The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records write-downs as investment losses and adjusts the cost basis of the securities accordingly. The Company does not adjust the revised cost basis for subsequent recoveries in value.

The assessment of whether an other-than-temporary impairment has occurred is based upon management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations and future earnings potential of the issuer.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

'	Fair value is significantly below cost.

'	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.

'	The decline in fair value has existed for an extended period of time.

'	A debt security has been downgraded by a credit rating agency.

'	The financial condition of the issuer has deteriorated.

'	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Unrealized losses on fixed maturity and equity investments classified as available-for-sale

The following tables summarize unrealized investment losses by class of investment at December 31, 2007 and 2006. The Company considers these investments to be only temporarily impaired:

	December 31, 2007

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$93,564	$1,035	$584,237	$6,252	$677,801	$7,287
Obligations of U.S. states and their subdivisions	18,748	427	83,482	702	102,230	1,129
Foreign governments	'	'	1,770	31	1,770	31
Corporate debt securities	483,359	19,290	1,907,778	75,113	2,391,137	94,403
Mortgage-backed and asset-backed securities	873,956	74,461	2,097,427	82,244	2,971,383	156,705

Total fixed maturities	$1,469,627	$95,213	$4,674,694	$164,342	$6,144,321	$259,555

Equity investments	$3,615	$587	$ '	$ '	$3,615	$587

Total number of securities in an unrealized loss position	133		667		800

	December 31, 2006

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$1,480,131	$8,560	$900,247	$19,671	$2,380,378	$28,231
Obligations of U.S. states and their subdivisions	279,895	6,251	456,157	16,532	736,052	22,783
Foreign governments	1,217	7	13,242	125	14,459	132
Corporate debt securities	1,155,371	15,950	2,159,779	74,448	3,315,150	90,398
Mortgage-backed and asset-backed securities	722,367	7,782	2,089,050	62,760	2,811,417	70,542

Total fixed maturities	$3,638,981	$38,550	$5,618,475	$173,536	$9,257,456	$212,086

Equity investments	$309	$1	$79	$4	$388	$5

Total number of securities in an unrealized loss position	978		1,455		2,433

Fixed maturity investments - At December 31, 2007 and 2006, less than 3% and less than 1%, respectively, of these securities were rated non-investment grade. Approximately $21,400 of unrealized losses on mortgage-backed and asset-backed securities were related to a decrease in credit quality; however, the fair value is still approximately 92% of the book value of these securities. The unrealized losses on the remaining securities are primarily attributable to fluctuations in market interest rates and changes in credit spreads since the securities were acquired. These fluctuations, caused by market interest rate changes, have little bearing on whether or not the investment will be ultimately recoverable. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

At December 31, 2007 and 2006, the Company had $94,403 and $90,398, respectively, of unrealized losses related to its corporate debt fixed maturity securities. Management has classified these securities by sector, calculated as a percentage of total unrealized losses, as follows:

	December 31,

Corporate sector	2007	2006

Finance	53%	17%
Utility	19%	36%
Consumer	10%	13%
Natural resources	8%	12%
Transportation	5%	10%
Other	5%	12%

	100%	100%

The increase in unrealized losses in the Finance industry was primarily related to perpetual floating-interest rate securities issued by Canadian and foreign banks. None of the losses were related to a ratings downgrade. All these securities are rated A or above. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Equity investments - The increase in unrealized losses from 2006 to 2007 is related to issues in the airline industry. At December 31, 2007, the Company has no information indicating that any of these investments are other-than-temporarily impaired.

Other-than-temporary impairment recognition

The Company recorded other-than-temporary impairments on fixed maturity investments in the amounts of $34,485, $6,094 and $12,958 during the years ended December 31, 2007, 2006 and 2005, respectively. Of the $34,485, $20,750 was recognized in connection to the termination of the CLAC reinsurance agreement (See Note 5) because the Company no longer had the intent to hold the investments until recovery. The remaining impairments were primarily related to repurchase agreement financing transactions, corporate debt securities in the auto industry and asset-backed securities with manufactured housing collateral. During the years ended December 31, 2007, 2006 and 2005, the Company recorded other-than-temporary impairments on equity securities in the amounts of $389, $469 and $261, respectively.

7. Estimated Fair Value of Financial Instruments

The following table summarizes the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2007 and 2006:

	December 31, 2007		December 31, 2006

Assets	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Fixed maturities and short-term investments	$14,046,926	$14,046,926	$16,270,950	$16,270,950
Mortgage loans on real estate	1,207,169	1,220,186	1,338,193	1,340,089
Equity investments	29,576	29,576	28,242	28,242
Policy loans	3,767,872	3,767,872	3,797,585	3,797,585
Limited partnership interests	326,971	326,971	345,192	345,192
Derivative instruments	8,734	8,734	2,127	2,127
Collateral under securities lending agreements	93,472	93,472	382,423	382,423
Reinsurance receivable	131,506	131,506	133,211	133,211
Separate account assets	18,089,984	18,089,984	16,289,974	16,289,974

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

	December 31, 2007		December 31, 2006

Liabilities	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Annuity contract reserves without life contingencies	$5,998,749	$6,041,886	$6,320,290	$6,312,243
Policyholders' funds	302,957	302,957	272,707	272,707
Repurchase agreements	138,537	138,537	744,117	744,117
Commercial paper	95,667	95,667	95,020	95,020
Payable under securities lending agreements	93,472	93,472	382,423	382,423
Derivative instruments	3,634	3,634	7,757	7,757
Notes payable	532,689	532,689	532,285	532,285
Separate account liabilities	18,089,984	18,089,984	16,289,974	16,289,974

Fixed maturity and equity securities

The fair values for public fixed maturity and equity securities are based upon quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow calculated at current market rates on investments of similar quality and term. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company's financial instruments.

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

Policy loans

Policy loans accrue interest at variable rates with no fixed maturity dates; therefore, estimated fair values approximate carrying values.

Short-term investments, commercial paper, repurchase agreements and collateral under securities lending agreements

The carrying value of short-term investments, commercial paper, repurchase agreements and collateral under securities lending agreements is a reasonable estimate of fair value due to their short-term nature.

Reinsurance receivables

The estimated fair values and carrying amounts of reinsurance receivables at December 31, 2006 include a reduction of $58,569 representing the estimated fair value of the embedded derivative associated with the Company's reinsurance receivable under its coinsurance with funds withheld agreement with the United States branch of CLAC (See Note 5). Valuation of the derivative is based upon the estimated fair value of the segregated pool of assets from which the Company derives its return on the reinsurance receivable.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Annuity contract reserves without life contingencies

The estimated fair values of annuity contract reserves without life contingencies are estimated by discounting the cash flows to maturity of the contracts utilizing current interest crediting rates for similar products.

Policyholders' funds

The estimated fair values of policyholders' funds are the same as the carrying amounts since the Company can change the interest crediting rates with 30 days notice.

Derivatives

Included in other assets at December 31, 2007 and 2006 are derivative financial instruments in the amounts of $8,734 and $2,127, respectively. Included in other liabilities at December 31, 2007 and 2006 are derivative financial instruments in the amounts of $3,634 and $7,757, respectively. The estimated fair values of over-the-counter derivatives, primarily consisting of interest rate swaps, which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at each year-end, taking into consideration current interest rates and other relevant factors.

Notes payable

The estimated fair values of the notes payable to GWL&A Financial are based upon discounted cash flows at current market rates on high quality investments.

Separate account assets and liabilities

Separate account assets and liabilities are adjusted to a net asset value on a daily basis, which approximates fair value.

8. Reinsurance

The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains a maximum liability in the amount of $3,500 of coverage per individual life.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2007 and 2006, the reinsurance receivables had carrying values in the amounts of $505,107 and $707,757, respectively. Included in these amounts are $381,931 and $531,389 at December 31, 2007 and 2006, respectively, associated with reinsurance agreements with related parties. There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2007 or 2006.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2007:

	Life Insurance In-Force

	Individual	Group	Total

Written direct	$52,406,664	$31,359,824	$83,766,488
Reinsurance ceded	(12,229,471)	'	(12,229,471)
Reinsurance assumed	93,804,317	'	93,804,317

Net	$133,981,510	$31,359,824	$165,341,334

Percentage of amount assumed to net	70.0%	0.0%	56.7%

	Premium Income

	Life Insurance	Accident and Health	Annuities	Total

Written direct	$292,972	$24,367	$5,058	$322,397
Reinsurance ceded	(1,403,899)	(2,853)	(25,608)	(1,432,360)
Reinsurance assumed	252,645	'	51	252,696

Net	($858,282)	$21,514	($20,499)	($857,267)

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2006:

	Life Insurance In-Force

	Individual	Group	Total

Written direct	$51,586,508	$30,452,054	$82,038,562
Reinsurance ceded	(12,307,112)	'	(12,307,112)
Reinsurance assumed	86,823,557	'	86,823,557

Net	$126,102,953	$30,452,054	$156,555,007

Percentage of amount assumed to net	68.9%	0.0%	55.5%

	Premium Income

	Life Insurance	Accident and Health	Annuities	Total

Written direct	$276,929	$39,760	$11,087	$327,776
Reinsurance ceded	(43,025)	(8,752)	(172)	(51,949)
Reinsurance assumed	306,572	'	53	306,625

Net	$540,476	$31,008	$10,968	$582,452

The following table summarizes total premium income for the year ended, December 31, 2005:

	Premium Income

	Life Insurance	Accident and Health	Annuities	Total

Written direct	$309,151	$44,361	$4,677	$358,189
Reinsurance ceded	(51,904)	(14,520)	(757)	(67,181)
Reinsurance assumed	352,619	'	2,409	355,028

Net	$609,866	$29,841	$6,329	$646,036

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

9. Deferred Acquisition Costs ('DAC') and Value of Business Acquired ('VOBA')

The following table summarizes activity in deferred acquisition costs and value of business acquired for the years ended December 31, 2007, 2006 and 2005:

	DAC	VOBA	Total

Balance, January 1, 2005	$384,251	$3,837	$388,088
Capitalized additions	50,437	'	50,437
Amortization	(51,306)	(222)	(51,528)
Unrealized investment gains	33,433	12	33,445
Purchase accounting adjustment	'	6,000	6,000

Balance, December 31, 2005	416,815	9,627	426,442
Capitalized additions	60,186	46,033	106,219
Amortization	(44,526)	(1,665)	(46,191)
Unrealized investment gains (losses)	18,740	(76)	18,664

Balance, December 31, 2006	451,215	53,919	505,134
Capitalized additions	73,062	'	73,062
Amortization	(128,575)	(6,995)	(135,570)
Unrealized investment gains	1,121	118	1,239
Purchase accounting adjustment	'	(563)	(563)

Balance, December 31, 2007	$396,823	$46,479	$443,302

DAC includes $82,162 and $81,408 at December 31, 2006, and 2005 as the result of the CLAC indemnity reinsurance agreement which was terminated on June 1, 2007 as discussed in Note 5.

The estimated future amortization of VOBA for the years ended December 31, 2008 through December 31, 2012 is as follows:

Year Ended December 31,	Amount

2008	$6,288
2009	4,190
2010	3,757
2011	3,399
2012	3,096

10. Goodwill and Other Intangible Assets

The balances of and changes in goodwill, all of which is within the Retirement Services segment, for the years ended December 31, 2006 and 2007 are as follows:

Retirement Services

Balance, January 1, 2006	$5,784
Additions through acquisitions	96,060
Purchase accounting adjustment	530

Balance, December 31, 2006	102,374
Purchase accounting adjustment	(719)

Balance, December 31, 2007	$101,655

See Note 3 for further discussion on acquisitions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize other intangible assets as of December 31, 2007 and 2006:

	December 31, 2007

	Gross Carrying Amount	Accumulated Amortization	Net Book Value

Customer relationships	$36,999	($4,154)	$32,845
Preferred provider agreements	7,970	(1,581)	6,389

Total	$44,969	($5,735)	$39,234

	December 31, 2006

	Gross Carrying Amount	Accumulated Amortization	Net Book Value

Customer relationships	$29,839	($1,036)	$28,803
Preferred provider agreements	14,490	'	14,490

Total	$44,329	($1,036)	$43,293

Amortization expense for other intangible assets included in general insurance expenses was $4,699, $497 and $289 for the years ended December 31, 2007, 2006 and 2005, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2008 through December 31, 2012 is as follows:

Year Ended December 31,	Amount

2008	$4,464
2009	4,258
2010	4,052
2011	3,845
2012	3,639

11. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 corporate credit facility (See Note 21).

The following table provides information regarding the Company's commercial paper program at December 31, 2007 and 2006:

	December 31,

	2007	2006

Commercial paper outstanding	$95,667	$95,020
Maturity range (days)	7 - 88	10 - 89
Interest rate range	4.80% - 5.48%	5.31%- 5.38%

12. Stockholder's Equity and Dividend Restrictions

At December 31, 2007 and 2006, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2007 and 2006.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2007, 2006 and 2005 are as follows:

	Year Ended December 31,

	2007	2006	2005

	(Unaudited)
Net income	$518,339	$280,875	$391,631
Capital and surplus	1,800,863	1,862,338	1,538,887

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. Dividends in the amount of $604,983, $249,395 and $221,358 were paid to the holder of the Company's common stock during the years ended December 31, 2007, 2006 and 2005, respectively.  In March 2008 the Company also paid a dividend in the amount of  $299,985.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Unaudited statutory capital and surplus and net gain from operations at and for the year ended December 31, 2007 were $1,800,863 and $693,306, respectively. The Company may pay up to $693,306 (unaudited) of dividends during 2008 without the prior approval of the insurance commissioner.

13. Other Comprehensive Income

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2007:

	Year Ended December 31, 2007

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	$12,317	($4,311)	$8,006
Unrealized holding gains (losses) arising during the year	3,833	(1,342)	$2,491
Less: reclassification adjustment for gains (losses) realized in net income	3,098	(1,084)	2,014

Net unrealized gains (losses)	19,248	(6,737)	12,511
Reserve, DAC and VOBA adjustment	(4,013)	1,405	(2,608)

Net unrealized gains (losses)	15,235	(5,332)	9,903
Employee benefit plan adjustment	53,843	(18,845)	34,998

Other comprehensive income (loss)	$69,078	($24,177)	$44,901

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2006:

	Year Ended December 31, 2006

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	($7,805)	$2,732	($5,073)
Unrealized holding gains (losses) arising during the year	(52,398)	18,339	(34,059)
Less: reclassification adjustment for gains (losses) realized in net income	3,535	(1,237)	2,298

Net unrealized gains (losses)	(56,668)	19,834	(36,834)
Reserve, DAC and VOBA adjustment	19,785	(6,925)	12,860

Net unrealized gains (losses)	(36,883)	12,909	(23,974)
Employee benefit plan adjustment	1,521	(532)	989

Other comprehensive income (loss)	($35,362)	$12,377	($22,985)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2005:

	Year Ended December 31, 2005

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	$5,753	($2,014)	$3,739
Unrealized holding gains (losses) arising during the year	(256,982)	89,142	(167,840)
Less: reclassification adjustment for gains (losses) realized in net income	(3,474)	1,216	(2,258)

Net unrealized gains (losses)	(254,703)	88,344	(166,359)
Reserve, DAC and VOBA adjustment	63,393	(22,314)	41,079

Net unrealized gains (losses)	(191,310)	66,030	(125,280)
Employee benefit plan adjustment	(15,897)	5,564	(10,333)

Other comprehensive income (loss)	($207,207)	$71,594	($135,613)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

14. Net Investment Income and Realized Gains (Losses) on Investments

The following table summarizes net investment income for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Investment income:
Fixed maturity and short-term investments	$782,013	$780,272	$722,441
Equity investments	2,260	5,794	11,818
Mortgage loans on real estate	66,994	79,316	92,239
Policy loans	205,772	208,511	202,944
Limited partnership interests	10,887	13,818	6,428
Interest on funds withheld balances under reinsurance agreements	21,199	49,952	56,616
Change in fair value of an embedded derivative contained in a reinsurance agreement	(5,521)	(18,986)	(24,346)
Other, including interest income from related parties of $5,240, $22,505 and $32,723	71,734	6,986	(7,691)

	1,155,338	1,125,663	1,060,449
Investment expenses	(15,797)	(15,527)	(16,368)

Net investment income	$1,139,541	$1,110,136	$1,044,081

The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Net realized gains (losses):
Fixed maturity and short-term investments	($9,570)	($8,978)	($17,377)
Equity investments	(48)	(2,768)	24,972
Mortgage loans on real estate	3,202	2,725	(3,375)
Limited partnership interests	(38)	(835)	'
Other	590	(123)	(200)
Provision for mortgage impairments, net of recoveries	3,836	514	14,677

Net realized gains (losses) on investments	($2,028)	($9,465)	$18,697

Included in net investment income and net realized gains (losses) on investments are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of invested assets that are segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $373,244, $373,278 and $351,149 for the years ended December 31, 2007, 2006 and 2005, respectively. The amounts of net realized losses allocated to the participating fund account were $4,669, $12,465 and $3,300 for the years ended December 31, 2007, 2006 and 2005, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

15. General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Compensation	$281,670	$251,345	$231,806
Commissions	128,003	103,488	61,998
Premium and other taxes	21,366	19,209	13,302
Capitalization of DAC	(73,062)	(60,186)	(50,437)
Rent, net of sublease income	5,752	7,873	5,579
Other	68,697	45,586	31,833

Total general insurance expenses	$432,426	$367,315	$294,081

16. Employee Benefit Plans

On December 31, 2006, the Company adopted the recognition and disclosure provisions of SFAS No. 158. SFAS No. 158 required the Company to recognize the funded status (i.e., the difference between the fair value of plan assets and the projected benefit obligations for the Defined Benefit Pension Plan or the accumulated post retirement benefit obligation for the Post Retirement Medical Plan) of its pension plan and post retirement medical plan beginning in its December 31, 2006 statement of financial position, with a corresponding adjustment to accumulated other comprehensive income, net of tax. The adjustment to accumulated other comprehensive income at adoption represents the net unrecognized actuarial losses, unrecognized prior service costs and unrecognized transition obligation remaining from the initial adoption of Statement of Financial Accounting Standards No. 87, 'Employer's Accounting for Pensions' ('SFAS No. 87') all of which were previously netted against the plan's funded status in the Company's statement of financial position pursuant to the provisions of SFAS No. 87. These amounts will be subsequently recognized as net periodic pension cost pursuant to the Company's historical accounting policy for amortizing such amounts. Further, actuarial gains and losses that arise in subsequent periods and are not recognized as net periodic pension cost in the same periods will be recognized as a component of other comprehensive income. Those amounts will be subsequently recognized as a component of net periodic pension cost on the same basis as the amounts recognized in accumulated other comprehensive income at the time of adoption of SFAS No. 158.

Defined Benefit Pension and Post Retirement Medical Plans - The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Pension benefits are based principally on an employee's years of service and compensation levels near retirement. The Company's policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post Retirement Medical Plan (the 'medical plan') that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

During December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the 'Act') was signed into law. Under the Act, which took effect on January 1, 2006, employers who sponsor postretirement plans that provide for a prescription drug benefit under Medicare Part D may be entitled to a subsidy payment. In conjunction with the effect of this legislation, the Company amended its post retirement medical plan, whereby it eliminated the provision of medical benefits for retired employees once

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

they become Medicare eligible. The adoption of the amendment resulted in a reduction of the Company's estimated post retirement medical plan benefit obligation in the amount of $34,965 on January 1, 2006.

A November 30 measurement date is used for the Defined Benefit Pension and Post Retirement Medical plans. Prepaid benefit costs and intangible assets are included in other assets and accrued benefit costs and unfunded status amounts are included in other liabilities in the accompanying consolidated balance sheets.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets, and the under funded status for the Company's Defined Benefit Pension and Post Retirement Medical plans as of the years ended December 31, 2007 and 2006:

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007	2006

Change in projected benefit obligation:
Benefit obligation, January 1	$300,773	$275,646	$25,647	$23,923
Service cost	9,685	9,406	2,050	1,851
Interest cost	17,293	15,970	1,489	1,309
Actuarial (gain) loss	(41,275)	6,166	(2,007)	(433)
Benefits paid	(8,230)	(7,463)	(971)	(1,003)
Plan change	'	1,048	'	'

Benefit obligation, December 31	$278,246	$300,773	$26,208	$25,647

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007		2006

Change in plan assets:
Value of plan assets, January 1	$256,533	$208,753	$	'	$	'
Actual return on plan assets	22,849	19,243		'		'
Employer contributions	3,300	36,000		971		1,003
Benefits paid	(8,230)	(7,463)		(971)		(1,003)

Value of plan assets, December 31	$274,452	$256,533	$	'	$	'

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007	2006

Funded (under funded) status at December 31	($3,794)	($44,240)	($26,208)	($25,647)

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007	2006

Amounts recognized in consolidated balance sheets:
Prepaid benefit cost (accrued benefit liability)	($3,794)	($44,240)	($51,663)	($52,171)
Accumulated other comprehensive income	(11,674)	(59,213)	25,455	26,523

The accumulated benefit obligation for the Defined Benefit Pension Plan was $260,147 and $279,828 at December 31, 2007 and 2006, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2007:

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	Gross	Net of tax	Gross	Net of tax

Net gain (loss)	($16,531)	($10,745)	($8,154)	($5,300)
Net prior service (cost) credit	(1,199)	(779)	33,609	21,846
Net transition asset (obligation)	6,056	3,937	'	'

	($11,674)	($7,587)	$25,455	$16,546

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2008:

	Defined Benefit Pension Plan				Post Retirement Medical Plan

	Gross		Net of tax		Gross	Net of tax

Net gain (loss)	$	'	$	'	($408)	($266)
Net prior service (cost) credit		(218)		(142)	3,727	2,423
Net transition asset (obligation)		1,514		984	'	'

		$1,296		$842	$3,319	$2,157

The expected benefit payments for the Company's Defined Benefit Pension and Post Retirement Medical Plans for the years indicated are as follows:

	Defined Benefit Pension Plan	Post Retirement Medical Plan

2008	$9,626	$986
2009	10,403	1,164
2010	11,019	1,378
2011	12,046	1,652
2012	13,380	1,875
2013 through 2017	87,195	14,060

Net periodic (benefit) cost of the Defined Benefit Pension Plan and the Post Retirement Medical Plan included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, includes the following components.

	Defined benefit pension plan

	2007	2006	2005

Components of net periodic (benefit) cost:
Service cost	$9,685	$9,406	$8,498
Interest cost	17,293	15,970	14,537
Expected return on plan assets	(20,166)	(16,835)	(15,610)
Amortization of transition obligation	(1,514)	(1,514)	(1,514)
Amortization of unrecognized prior service cost	218	462	632
Amortization of loss from earlier periods	4,877	5,447	4,035

Net periodic (benefit) cost	$10,393	$12,936	$10,578

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

	Post Retirement Medical Plan

	2007	2006	2005

Components of net periodic (benefit) cost:
Service cost	$2,050	$1,851	$2,385
Interest cost	1,489	1,309	2,421
Expected return on plan assets	'	'	'
Amortization of transition obligation	'	'	'
Amortization of unrecognized prior service cost	(3,727)	(3,727)	(1,868)
Amortization of loss from earlier periods	651	633	532

Net periodic (benefit) cost	$463	$66	$3,470

The following table presents the assumptions used in determining benefit obligations of the Defined Benefit Pension Plan and the Post Retirement Medical Plan for the years ended December 31, 2007, 2006 and 2005:

	Defined Benefit Pension Plan

	2007	2006	2005

Discount rate	6.75%	5.75%	5.75%
Expected return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	3.19%	3.19%	3.19%

	Post Retirement Medical Plan

	2007	2006	2005

Discount rate	6.75%	5.75%	5.75%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Assumed healthcare cost trend rates have a significant effect on the amounts reported for the Post Retirement Medical Plan. For measurement purposes, a 9.00% annual rate of increase in the per capita cost of covered healthcare benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2016.

The following table presents what a one-percentage-point change would have on assumed healthcare cost trend rates:

	One percentage point increase	One percentage point decrease

Increase (decrease) on total service and interest cost on components	$4,058	($3,098)
Increase (decrease) on post-retirement benefit obligation	519	(441)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table presents how the Company's Defined Benefit Pension Plan assets are invested at December 31, 2007 and 2006:

	December 31,

	2007	2006

Equity securities	73%	70%
Debt securities	25%	28%
Other	2%	2%

Total	100%	100%

The following table presents the Company's target allocation for invested Defined Benefit Pension Plan assets at December 31, 2008:

December 31, 2008

Equity securities	70%
Debt securities	25%
Other	5%

Total	100%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2008. The Company made a contribution in the amount of $3,300 to its Defined Benefit Pension Plan during the year ended December 31, 2007. The Company expects to contribute approximately $986 to its Post Retirement Medical Plan during the year ended December 31, 2008.

The investment objective of the Defined Benefit Pension Plan is to provide an attractive risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

Supplemental executive retirement plan - The Company also provides supplemental executive retirement plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The Company's expense for these plans was $4,869, $4,942 and $3,732 for the years ended December 31, 2007, 2006 and 2005, respectively. The liability associated with these plans was $41,676 and $46,084 at December 31, 2007 and 2006, respectively, and is included in other liabilities in the accompanying consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize changes in the benefit obligations, plan assets and funded status for the Company's Supplemental Executive Retirement Plans for the years ended December 31, 2007 and 2006:

	Supplemental Executive Retirement Plan

	December 31,

	2007	2006

Change in projected benefit obligation:
Benefit obligation, January 1	$46,085	$45,771
Service cost	1,044	964
Interest cost	2,589	2,565
Actuarial (gain) loss	(6,136)	(1,270)
Benefits paid	(1,906)	(1,946)

Benefit obligation, December 31	$41,676	$46,084

	Supplemental Executive Retirement Plan

	December 31,

	2007	2006

Change in plan assets:
Fair value of plan assets, January 1	$ '	$ '
Employer contributions	1,906	1,946
Benefits paid	(1,906)	(1,946)

Fair value of plan assets, December 31	$ '	$ '

	Supplemental Executive Retirement Plan

	December 31,

	2007	2006

Underfunded status	($41,676)	($46,084)
Accumulated other comprehensive expense (income)	(123)	219

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2007:

	Gross	Net of tax

Net gain (loss)	($283)	($184)
Net prior service (cost) credit	(7,085)	(4,606)

	($7,368)	($4,790)

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs for the Supplemental Executive Retirement Plans during the year ended December 31, 2008:

	Gross	Net of tax

Net gain (loss)	$250	$162
Net prior service (cost) credit	986	642

	$1,236	$804

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The expected benefit payments for the Company's Supplemental Executive Retirement Plans for the years indicated are estimated as follows:

2008	$1,768
2009	2,058
2010	2,230
2011	2,483
2012	2,478
2013 through 2017	16,293

Net periodic cost of the Supplemental Executive Retirement Plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, includes the following components:

	Year Ended December 31,

	2007	2006	2005

Components of net periodic (benefit) cost:
Service cost	$1,044	$964	$818
Interest cost	2,589	2,564	2,147
Amortization of unrecognized prior service cost	986	1,024	598
Amortization of loss from earlier periods	250	390	169

Net periodic cost	$4,869	$4,942	$3,732

The following table presents the assumptions used in determining benefit obligations for the Supplemental Executive Retirement Plans for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Discount rate	6.75%	5.75%	5.75%
Rate of compensation increase	6.00%	6.00%	6.00%

Other employee benefit plans - The Company sponsors a defined contribution 401(k) retirement plan, which provides eligible participants with the opportunity to defer up to 50% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999. For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2007, 2006 and 2005 were $9,573, $8,825 and $8,153, respectively.

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $17,934 and $18,495 at December 31, 2007 and 2006, respectively. The participant deferrals earned interest at the average rates of 6.50% and 6.49% during the years ended December 31, 2007 and 2006, respectively. The interest rate is based on the Moody's Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.41% to 8.30% for retired participants. Interest expense related to this plan was $1,261, $1,295 and $1,199 for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in general insurance expenses in the consolidated statements of income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has a deferred compensation plan for select sales personnel with the opportunity to participate in an unfunded deferred compensation program. Under this program, participants may defer compensation and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Effective January 1, 2005, this program no longer accepted participant deferrals. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $5,257 and $5,658 at December 31, 2007 and 2006, respectively. The participant deferrals earned interest at the average rate of 4.6% and 4.5% during the years ended December 31, 2007 and 2006, respectively. The interest rate is based on an annual rate determined by the Company. The interest expense related to this plan was $258, $269 and $282 for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in general insurance expense in the consolidated statements of income.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $14,533 and $12,531 at December 31, 2007 and 2006, respectively. Unrealized gains on invested participant deferrals were $997, $1,556 and $542 for the years ended December 31, 2007, 2006 and 2005, respectively.

17. Federal Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,

	2007	2006	2005

Current	$60,813	$35,892	$52,304
Deferred	57,978	36,711	14,241

Total income tax provision	$118,791	$72,603	$66,545

The following table presents a reconciliation between the statutory federal income tax rate and the Company's effective federal income tax rate from continuing operations for the years ended December 31, 2007, 2006 and 2005:

	2007	2006	2005

Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Reduction in tax contingency	'	(1.8%)	(0.5%)
Investment income not subject to federal tax	(1.6%)	(2.5%)	(2.3%)
Tax credits	(2.8%)	(4.8%)	(4.6%)
State income taxes net of federal benefit	0.5%	0.7%	0.9%
Other, net	2.0%	1.6%	(1.6%)

Effective federal income tax rate from continuing operations	33.1%	28.2%	26.9%

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the implementation of FIN 48, the Company recognized approximately an $87,427 increase in the liability for unrecognized tax benefits, of which $6,195 was accounted for as a reduction to the January 1, 2007 balance of retained earnings, $4,505 was accounted for as a reduction to a liability previously accounted for under Statement of Financial Accounting Standards No. 5 'Accounting for Contingencies', and a $76,727 increase related to temporary items. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Balance, January 1, 2007	$87,427
Additions for tax positions in the current year	3,957
Additions for tax positions in prior years	21,749
Reductions for tax positions in prior years	(51,847)

Balance, December 31, 2007	$61,286

Included in the unrecognized tax benefits of $61,286 at December 31, 2007 was $4,086 of tax benefits that, if recognized, would increase the annual effective tax rate.

The Company recognizes interest and accrues penalties related to unrecognized tax benefits in current income tax expense. During the year ended December 31, 2007, the Company recognized approximately $1,300 in interest and penalties related to the uncertain tax positions. The Company had accrued approximately $5,632 for the payment of interest and penalties at December 31, 2007.

During the current year, the Company executed closing agreements with the Internal Revenue Service (the 'IRS') for all federal examinations on tax years 1994 through 2004. Tax years 2005 and 2006 are still open to federal examination by the IRS. The Company is not currently under federal examination. The Company does not expect significant increases or decreases to the unrecognized tax benefits in 2008. Also, the Company does not expect significant increases or decreases relating to state and local audits.

The Company has reduced its liability for tax contingencies in each of the last three years due to the completion of Internal Revenue Service examinations.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2007 and 2006, are as follows:

	December 31,

	2007			2006

	Deferred Tax Asset		Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability

Policyholder reserves	$	'	$45,769	$97,442	$	'
Deferred acquisition costs		'	55,363	'		39,917
Investment assets		'	39,351	'		93,596
Policyholder dividends		29,942	'	29,939		'
Net operating loss carryforward		208,714	'	172,709		'
Other		57,375	'	'		2,781

Total deferred taxes		$296,031	$140,483	$300,090		$136,294

Amounts presented for investment assets above include $(3,082) and $4,329 related to the unrealized (gains) losses on the Company's fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2007 and 2006, respectively.

The Company, together with certain of its subsidiaries, and GWL&A Financial have entered into an income tax allocation agreement whereby GWL&A Financial files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis. Certain other subsidiaries file their federal income tax returns separately.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has federal net operating loss carry forwards generated by a subsidiary that files an income tax return separate from the GWL&A Financial consolidated federal income tax return. As of December 31, 2007, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount

2025	$371,058
2026	113,001
2027	112,267

Total	$596,326

Included in due from parent and affiliates at December 31, 2007 and 2006 is $31,376 and ($14,707), respectively, of income taxes receivable (payable) to GWL&A Financial related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheets at December 31, 2007 and 2006 is $135 and $12,034 of income taxes payable in other liabilities related to the separate federal income tax returns filed by certain subsidiaries and other state income tax receivables.

18. Segment Information

The Company has three business segments: Individual Markets, Retirement Services and Other. The Individual Markets segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life. The Retirement Services segment provides enrollment services, communication materials, various investment options and education services to employer-sponsored defined contribution and voluntary 403(b) plans, as well as comprehensive administrative and record-keeping services for financial institutions and employers. The Company's Other segment includes corporate items not directly allocated to any of its other business segments, interest expense on long-term debt and the activities of a wholly owned subsidiary whose sole business is the assumption of a certain block of term life insurance from an affiliated company. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has its own unique distribution channels.

On January 1, 2007, the Company's business segments were redefined from prior periods whereby the Individual Markets and Retirement Services segments (formerly combined as the Company's Financial Services segment) were identified and reported separately. As discussed in Note 2, substantially all of the Company's former Healthcare segment has been reclassified as discontinued operations and, accordingly, is no longer reported as a separate business segment. The Company will retain a small portion of its Healthcare business and will report it within its Individual Markets segment. The segment reporting for prior periods has been restated to reflect these changes in business segments.

The accounting policies of each of the business segments are the same as those described in Note 1. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. All material inter-segment transactions and balances have been eliminated in consolidation.

The Company's operations are not materially dependent on one or a few customers, brokers or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2007:

	Year Ended December 31, 2007

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	($1,027,417)	$4,729	$165,421	($857,267)
Fee income	69,535	388,959	4,771	463,265
Net investment income	759,037	350,382	30,122	1,139,541
Net realized gains on investments	(8,081)	4,885	1,168	(2,028)

Total revenue	(206,926)	748,955	201,482	743,511

Benefits and expenses:
Benefits	(577,592)	224,413	128,315	(224,864)
Expenses	190,721	338,677	80,311	609,709

Total benefits and expenses	(386,871)	563,090	208,626	384,845

Net operating income (loss) before income taxes	179,945	185,865	(7,144)	358,666
Income taxes	59,863	58,474	454	118,791

Net income (loss) from continuing operations	$120,082	$127,391	($7,598)	$239,875

	December 31, 2007

	Individual Markets	Retirement Services	Other	Total

Assets:
Investments	$11,157,282	$5,899,077	$2,326,324	$19,382,683
Other assets	1,204,911	637,061	251,227	2,093,199
Separate account assets	4,607,371	13,482,613	'	18,089,984

Assets from continuing operations	16,969,564	20,018,751	2,577,551	39,565,866
Assets from discontinued operations				724,766

Total assets	$16,969,564	$20,018,751	$2,577,551	$40,290,632

The following tables summarize segment financial information for the year ended and as of December 31, 2006:

	Year Ended December 31, 2006

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	$446,662	$10,661	$125,129	$582,452
Fee income	42,780	293,784	4,808	341,372
Net investment income	766,350	304,139	39,647	1,110,136
Net realized gains on investments	(3,561)	(5,105)	(799)	(9,465)

Total revenue	1,252,231	603,479	168,785	2,024,495

Benefits and expenses:
Benefits	1,010,613	194,928	115,180	1,320,721
Expenses	100,845	274,223	72,061	447,129

Total benefits and expenses	1,111,458	469,151	187,241	1,767,850

Net operating income (loss) before income taxes	140,773	134,328	(18,456)	256,645
Income taxes	48,648	30,181	(6,226)	72,603

Net income (loss) from continuing operations	$92,125	$104,147	($12,230)	$184,042

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

	December 31, 2006

	Individual Markets	Retirement Services	Other	Total

Assets:
Investments	$12,443,617	$6,243,185	$3,097,773	$21,784,575
Other assets	1,492,304	748,715	371,501	2,612,520
Separate account assets	3,803,591	12,486,383	'	16,289,974

Assets from continuing operations	17,739,512	19,478,283	3,469,274	40,687,069
Assets from discontinued operations				794,785

Total assets	$17,739,512	$19,478,283	$3,469,274	$41,481,854

The following tables summarize segment financial information for the year ended December 31, 2005:

	Year Ended December 31, 2005

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	$473,071	$6,277	$166,688	$646,036
Fee income	40,174	258,064	4,723	302,961
Net investment income	754,377	277,121	12,583	1,044,081
Net realized gains on investments	16,334	7,059	(4,696)	18,697

Total revenue	1,283,956	548,521	179,298	2,011,775

Benefits and expenses:
Benefits	1,052,039	185,714	166,337	1,404,090
Expenses	99,692	237,214	23,099	360,005

Total benefits and expenses	1,151,731	422,928	189,436	1,764,095

Net operating income (loss) before income taxes	132,225	125,593	(10,138)	247,680
Income taxes	37,152	32,161	(2,768)	66,545

Net income (loss) from continuing operations	$95,073	$93,432	($7,370)	$181,135

19. Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the 'Lifeco plan') that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the market price of the shares on the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The Lifeco plan provides for the granting of options with varying terms and vesting requirements. Generally, options under the Lifeco plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant.

The Company adopted the provisions of SFAS No. 123R on January 1, 2006, applying the modified prospective transition method of adoption; accordingly, the results of prior years have not been restated. Prior to January 1, 2006, the Company accounted for share-based payment awards under the recognition and measurement provisions of APB No. 25 and the related interpretations, as permitted by SFAS No. 123. During the years ended December 31, 2007 and 2006, the Company recognized $3,816 and $4,525, respectively, in its consolidated statements of income related to share-based compensation expense which is included in general insurance expenses in the consolidated statements of income. No share-based compensation cost was recognized in the consolidated statement of income during the year ended December 31, 2005 since the stock options granted prior to adoption of SFAS No. 123R had exercise prices equal to the market value of the underlying Lifeco common stock on the date of grant.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Under the modified prospective transition method, share-based compensation cost related to the unvested portion of awards outstanding at the time of adoption of SFAS No. 123R is recognized in earnings rateably over the future vesting periods of the awards. For share-based compensation awards that are granted or modified after the adoption of SFAS No. 123R, compensation cost is recognized in earnings using the accelerated attribution method permitted under SFAS No. 123R.

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them post retirement for a period of up to five years. Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time. At December 31, 2007, the Company had $6,663, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through 2014. The weighted average period over which these costs will be recognized in earnings is 2.3 years.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2007. The options granted relate to stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted Average

	Shares Under Option	Exercise Price (Whole Dollars)	Remaining Contractual Term (Years)	Aggregate Intrinsic Value [1]

Outstanding, January 1, 2007	4,906,603	$14.82
Granted	760,000	37.50
Exercised	(1,118,492)	13.47

Outstanding, December 31, 2007	4,548,111	21.85	4.9	$64,034

Vested and expected to vest, December 31, 2007	4,480,821	$21.78	4.9	$63,422

Exercisable, December 31, 2007	3,115,211	$16.96	4.0	$59,107

1 The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2007 and the exercise price of the option multiplied by the number of options.

The following table illustrates the proforma effect on net income for the year ended December 31, 2005 as if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation:

Year Ended December 31, 2005

Net income, as reported	$371,555
Less: compensation for fair value of stock options, net of related income tax effect	(3,061)

Proforma net income	$368,494

As a result of adopting SFAS No. 123R, the Company's income before income taxes and net income were lower by $3,816 and $3,366, respectively, for the year ended December 31, 2007 and by $4,525 and $4,038, respectively, for the year ended December 31, 2006 than if it had continued to account for share-based compensation under APB No. 25. The adoption of SFAS No. 123R did not have an effect on the Company's cash flow. The cash proceeds from the exercise of stock options are received and retained by Lifeco.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table presents other information regarding options under the Lifeco plan during the year ended December 31, 2007:

Year Ended December 31, 2007

Weighted average fair value of options granted	$7.46
Intrinsic value of options exercised [1]	$23,432
Fair value of options vested	$3,440

1 The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of each option granted during the year was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

Dividend yield	2.84%
Expected volitility	19.06%
Risk free interest rate	4.02%
Expected duration (years)	7.9

20. Obligations Relating to Debt and Leases

The Company enters into operating leases primarily for the rental of office space. The following table shows, as of December 31, 2007, scheduled related party debt principal repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years ended December 31, 2008 through 2012 and thereafter:

Year Ended December 31,	Related Party Notes		Operating Leases	Total Contractual Obligations

2008	$	'	$26,481	$26,481
2009		'	26,534	26,534
2010		'	12,011	12,011
2011		'	3,780	3,780
2012		'	2,254	2,254
Thereafter		528,400	'	528,400

21. Commitments and Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings are not expected to have a material adverse effect on the Company's consolidated financial position or the results of its operations.

The Company has entered into a corporate credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility matures on May 26, 2010. Interest accrues at a rate dependent upon various conditions and terms of borrowings. The agreement requires the Company to maintain a minimum adjusted net worth of $900,000 plus 50% of its net income, if positive (both compiled by the unconsolidated statutory accounting basis prescribed by the National Association of Insurance Commissioners), for each quarter ending after March 31, 2005. The Company had no borrowings under the credit facility at either December 31, 2007 or 2006 and was in compliance with all covenants.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company makes commitments to fund partnership interests and other investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2007 and 2006 were $97,201 and $65,267, respectively, all of which is due within one year from the dates indicated.

In connection with certain acquisitions, the Company agreed to pay additional consideration in future periods, based upon the attainment by the acquired entity of defined operating objectives. The contingent consideration obligations are not considered contractual obligations and are not accrued for prior to the attainment of the objectives. Any such contingent payments will be considered as additional purchase consideration and will result in an adjustment to the purchase price allocation in the period in which the contingency is resolved.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Schedule III
Supplemental Insurance Information
(In Thousands)

	As of and for the year ended December 31, 2007

Operations:	Individual Markets	Retirement Services	Other	Total

Deferred acquisition costs	$143,839	$252,984	$ '	$396,823
Future policy benefits, losses, claims and expenses	11,044,711	5,990,779	277,220	17,312,710
Unearned premium reserves	63,985	'	'	63,985
Other policy claims and benefits payable	852,505	267	'	852,772
Premium income	(1,027,417)	4,729	165,421	(857,267)
Net investment income	759,037	350,382	30,122	1,139,541
Benefits, claims, losses and settlement expenses	(577,592)	224,413	128,315	(224,864)
Amortization of deferred acquisition costs	104,345	24,230	'	128,575
Other operating expenses	86,376	314,447	80,311	481,134

	As of and for the year ended December 31, 2006

Operations:	Individual Markets	Retirement Services	Other	Total

Deferred acquisition costs	$217,735	$233,480	$ '	$451,215
Future policy benefits, losses, claims and expenses	12,840,101	6,067,691	221,092	19,128,884
Unearned premium reserves	58,687	'	'	58,687
Other policy claims and benefits payable	879,971	76	'	880,047
Premium income	446,662	10,661	125,129	582,452
Net investment income	766,350	304,139	39,647	1,110,136
Benefits, claims, losses and settlement expenses	1,010,613	194,928	115,180	1,320,721
Amortization of deferred acquisition costs	23,785	20,739	'	44,524
Other operating expenses	77,060	253,484	72,061	402,605

	For the year ended December 31, 2005

Operations:	Individual Markets	Retirement Services	Other	Total

Premium income	$473,071	$6,277	$166,688	$646,036
Net investment income	754,377	277,121	12,583	1,044,081
Benefits, claims, losses and settlement expenses	1,052,039	185,714	166,337	1,404,090
Amortization of deferred acquisition costs	26,824	24,482	'	51,306
Other operating expenses	72,868	212,732	23,099	308,699

Coli Vul-2 Series Account of Great-West Life & Annuity Insurance Company

Financial Statements for the Years Ended December 31, 2007 and 2006 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Contract Owners of

COLI VUL-2 Series Account of

Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as of December 31, 2007, by investment division, and the related statements of operations for the year then ended, by investment division, the statements of changes in net assets for each of the two years in the period then ended, by investment division, and the financial highlights included in Note 5 for each of the five years in the period then ended. These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2007, by investment division, the results of its operations for the year then ended, by investment division, the changes in its net assets for each of the two years in the period then ended, by investment division, and the financial highlights for each of the five years in the period then ended, by investment division, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

March 24, 2008

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	AIM V.I. CORE EQUITY FUND	AIM V.I. FINANCIAL SERVICES FUND	AIM V.I. GLOBAL HEALTH CARE FUND	AIM V.I. INTERNATIONAL GROWTH FUND	AIM V.I. TECHNOLOGY FUND	AMERICAN CENTURY VP INCOME & GROWTH FUND

ASSETS:
Investments at market value (1)	$1,885,647	$6,891	$226,364	$1,025,254	$84,761	$58,709
Investment income due and accrued
Purchase payments receivable				2

Total assets	1,885,647	6,891	226,364	1,025,256	84,761	58,709

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	75		13	41	4	2

Total liabilities	75		13	41	4	2

NET ASSETS	$1,885,572	$6,891	$226,351	$1,025,215	$84,757	$58,707

NET ASSETS REPRESENTED BY:
Accumulation units	$1,885,572	$6,891	$226,351	$1,025,215	$84,757	$58,707

ACCUMULATION UNITS OUTSTANDING	143,961	678	16,417	80,460	7,398	4,805

UNIT VALUE (ACCUMULATION)	$13.10	$10.16	$13.79	$12.74	$11.46	$12.22

(1) Cost of investments:	$1,569,838	$9,405	$225,331	$953,950	$77,367	$60,177
Shares of investments:	64,777	562	9,408	30,486	5,613	6,940

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	AMERICAN CENTURY VP INTERNATIONAL FUND	AMERICAN CENTURY VP ULTRA FUND	AMERICAN CENTURY VP VALUE FUND	DAVIS FINANCIAL PORTFOLIO	DAVIS VALUE PORTFOLIO	DREYFUS IP MIDCAP STOCK PORTFOLIO

ASSETS:
Investments at market value (1)	$321,227	$31,260	$1,460,315	$34,336	$14,749	$8,744
Investment income due and accrued
Purchase payments receivable

Total assets	321,227	31,260	1,460,315	34,336	14,749	8,744

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	17	2	57	2	1

Total liabilities	17	2	57	2	1

NET ASSETS	$321,210	$31,258	$1,460,258	$34,334	$14,748	$8,744

NET ASSETS REPRESENTED BY:
Accumulation units	$321,210	$31,258	$1,460,258	$34,334	$14,748	$8,744

ACCUMULATION UNITS OUTSTANDING	20,083	2,444	112,988	2,732	1,115	718

UNIT VALUE (ACCUMULATION)	$15.99	$12.79	$12.92	$12.57	$13.23	$12.18

(1) Cost of investments:	$213,622	$25,788	$1,546,867	$39,128	$15,756	$9,611
Shares of investments:	27,085	2,573	195,491	2,406	1,019	563

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS STOCK INDEX FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO	DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO

ASSETS:
Investments at market value (1)	$41,140	$10,806,728	$462,704	$869,015	$581,361	$299,140
Investment income due and accrued		51,433
Purchase payments receivable		2

Total assets	41,140	10,858,163	462,704	869,015	581,361	299,140

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	2	500	26	48	20	16

Total liabilities	2	500	26	48	20	16

NET ASSETS	$41,138	$10,857,663	$462,678	$868,967	$581,341	$299,124

NET ASSETS REPRESENTED BY:
Accumulation units	$41,138	$10,857,663	$462,678	$868,967	$581,341	$299,124

ACCUMULATION UNITS OUTSTANDING	3,006	865,731	34,915	52,183	40,015	23,914

UNIT VALUE (ACCUMULATION)	$13.69	$12.54	$13.25	$16.65	$14.53	$12.51

(1) Cost of investments:	$43,021	$9,794,898	$377,468	$726,594	$537,337	$297,276
Shares of investments:	3,799	288,950	10,314	37,603	33,354	20,774

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO	FEDERATED AMERICAN LEADERS FUND II	FEDERATED HIGH INCOME BOND FUND II	FEDERATED INTERNATIONAL EQUITY FUND II	FEDERATED MID CAP GROWTH STRATEGIES FUND II	FIDELITY VIP CONTRAFUND PORTFOLIO

ASSETS:
Investments at market value (1)	$369,925	$2,424,996	$116,728	$1,555,674	$132,178	$6,412,441
Investment income due and accrued
Purchase payments receivable	10		1,401

Total assets	369,935	2,424,996	118,129	1,555,674	132,178	6,412,441

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	20	84	5	55	6	350

Total liabilities	20	84	5	55	6	350

NET ASSETS	$369,915	$2,424,912	$118,124	$1,555,619	$132,172	$6,412,091

NET ASSETS REPRESENTED BY:
Accumulation units	$369,915	$2,424,912	$118,124	$1,555,619	$132,172	$6,412,091

ACCUMULATION UNITS OUTSTANDING	23,456	218,666	8,843	107,495	9,092	337,468

UNIT VALUE (ACCUMULATION)	$15.77	$11.09	$13.36	$14.47	$14.54	$19.00

(1) Cost of investments:	$373,696	$2,883,817	$117,375	$1,175,169	$111,094	$7,228,717
Shares of investments:	20,237	141,564	15,584	83,147	4,368	233,519

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	FIDELITY VIP EQUITY-INCOME PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO

ASSETS:
Investments at market value (1)	$7,512	$1,598,766	$2,366,643	$3,320,006	$913,548	$5,131,968
Investment income due and accrued
Purchase payments receivable			5,970		1,735

Total assets	7,512	1,598,766	2,372,613	3,320,006	915,283	5,131,968

LIABILITIES:
Redemptions payable		10,513
Due to Great West Life & Annuity Insurance Company		61	96	161	39	200

Total liabilities		10,574	96	161	39	200

NET ASSETS	$7,512	$1,588,192	$2,372,517	$3,319,845	$915,244	$5,131,768

NET ASSETS REPRESENTED BY:
Accumulation units	$7,512	$1,588,192	$2,372,517	$3,319,845	$915,244	$5,131,768

ACCUMULATION UNITS OUTSTANDING	540	117,406	201,232	191,402	63,985	422,654

UNIT VALUE (ACCUMULATION)	$13.91	$13.53	$11.79	$17.34	$14.30	$12.14

(1) Cost of investments:	$8,394	$1,208,663	$2,334,071	$3,164,966	$841,560	$5,323,142
Shares of investments:	319	35,807	188,727	93,180	30,401	447,816

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO	JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO

ASSETS:
Investments at market value (1)	$2,867,906	$53,410	$944,362	$2,389,317	$946,368	$2,827,529
Investment income due and accrued						259
Purchase payments receivable	2				1	4,536

Total assets	2,867,908	53,410	944,362	2,389,317	946,369	2,832,324

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	127	3	52	83	51	105

Total liabilities	127	3	52	83	51	105

NET ASSETS	$2,867,781	$53,407	$944,310	$2,389,234	$946,318	$2,832,219

NET ASSETS REPRESENTED BY:
Accumulation units	$2,867,781	$53,407	$944,310	$2,389,234	$946,318	$2,832,219

ACCUMULATION UNITS OUTSTANDING	156,235	4,941	63,608	173,395	57,680	233,806

UNIT VALUE (ACCUMULATION)	$18.36	$10.81	$14.85	$13.78	$16.41	$12.11

(1) Cost of investments:	$2,134,324	$51,072	$978,318	$1,948,350	$1,012,901	$2,980,570
Shares of investments:	69,643	4,592	14,460	67,629	82,436	125,668

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO	MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM LOOMIS SAYLES SMALL- CAP VALUE PORTFOLIO

ASSETS:
Investments at market value (1)	$1,043,937	$12,697	$139,409	$1,244,651	$3,755,885	$1,795,429
Investment income due and accrued	3,443
Purchase payments receivable					1	2

Total assets	1,047,380	12,697	139,409	1,244,651	3,755,886	1,795,431

LIABILITIES:
Redemptions payable	1,816			697
Due to Great West Life & Annuity Insurance Company	44	1	7	60	146	73

Total liabilities	1,860	1	7	757	146	73

NET ASSETS	$1,045,520	$12,696	$139,402	$1,243,894	$3,755,740	$1,795,358

NET ASSETS REPRESENTED BY:
Accumulation units	$1,045,520	$12,696	$139,402	$1,243,894	$3,755,740	$1,795,358

ACCUMULATION UNITS OUTSTANDING	87,309	1,280	9,807	73,819	272,296	132,850

UNIT VALUE (ACCUMULATION)	$11.97	$9.92	$14.21	$16.85	$13.79	13.51

(1) Cost of investments:	$1,196,360	$15,448	$143,675	$1,411,273	$3,406,059	$1,999,439
Shares of investments:	91,094	945	13,789	69,885	299,274	91,932

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM SHORT DURATION BOND PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

ASSETS:
Investments at market value (1)	$420,449	$770,452	$52,060	$11,258,718	$205,693	$1,281,925
Investment income due and accrued				3,627
Purchase payments receivable				44,420		628

Total assets	420,449	770,452	52,060	11,306,765	205,693	1,282,553

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	22	42	4	550	11	57

Total liabilities	22	42	4	550	11	57

NET ASSETS	$420,427	$770,410	$52,056	$11,306,215	$205,682	$1,282,496

NET ASSETS REPRESENTED BY:
Accumulation units	$420,427	$770,410	$52,056	$11,306,215	$205,682	$1,282,496

ACCUMULATION UNITS OUTSTANDING	27,372	47,312	3,412	933,996	20,017	92,763

UNIT VALUE (ACCUMULATION)	$15.36	$16.28	$15.26	$12.11	$10.28	13.83

(1) Cost of investments:	$433,911	$814,311	$54,690	$11,258,718	$204,686	$1,335,633
Shares of investments:	38,644	69,223	5,079	11,258,718	20,756	67,971

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT FASCIANO PORTFOLIO	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO

ASSETS:
Investments at market value (1)	$446,440	$1,579,037	$2,659,580	$232,846	$2,437,505	$681,778
Investment income due and accrued
Purchase payments receivable			6,796

Total assets	446,440	1,579,037	2,666,376	232,846	2,437,505	681,778

LIABILITIES:
Redemptions payable						6,845
Due to Great West Life & Annuity Insurance Company	25	57	102	12	84	31

Total liabilities	25	57	102	12	84	6,876

NET ASSETS	$446,415	$1,578,980	$2,666,274	$232,834	$2,437,421	$674,902

NET ASSETS REPRESENTED BY:
Accumulation units	$446,415	$1,578,980	$2,666,274	$232,834	$2,437,421	$674,902

ACCUMULATION UNITS OUTSTANDING	28,039	130,677	223,618	19,927	184,026	40,950

UNIT VALUE (ACCUMULATION)	$15.92	$12.08	$11.92	$11.68	$13.24	16.48

(1) Cost of investments:	$444,293	$1,355,049	$2,606,790	$240,554	$1,970,414	$514,829
Shares of investments:	23,734	81,352	225,007	16,058	115,467	23,922

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	NEUBERGER BERMAN AMT REGENCY PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION BOND PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO

ASSETS:
Investments at market value (1)	$828,698	$158,959	$58,986	$59,897	$3,019,394	$1,902,111
Investment income due and accrued				381	11,496	6,911
Purchase payments receivable

Total assets	828,698	158,959	58,986	60,278	3,030,890	1,909,022

LIABILITIES:
Redemptions payable	45,615
Due to Great West Life & Annuity Insurance Company	29	9	3	3	126	79

Total liabilities	45,644	9	3	3	126	79

NET ASSETS	$783,054	$158,950	$58,983	$60,275	$3,030,764	$1,908,943

NET ASSETS REPRESENTED BY:
Accumulation units	$783,054	$158,950	$58,983	$60,275	$3,030,764	$1,908,943

ACCUMULATION UNITS OUTSTANDING	54,318	15,076	3,909	4,755	269,723	165,432

UNIT VALUE (ACCUMULATION)	$14.42	$10.54	$15.09	$12.68	$11.24	11.54

(1) Cost of investments:	$763,333	$154,366	$51,805	$61,045	$2,949,188	$1,820,955
Shares of investments:	39,899	9,794	3,293	7,441	293,145	151,321

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	PIMCO VIT TOTAL RETURN PORTFOLIO	ROYCE MICRO- CAP PORTFOLIO	ROYCE SMALL- CAP PORTFOLIO	STI CLASSIC VT LARGE CAP GROWTH STOCK FUND	STI CLASSIC VT SMALL CAP VALUE EQUITY FUND	TOTAL COLI VUL- 2 SERIES ACCOUNT

						(Memoranda Only)

ASSETS:
Investments at market value (1)	$1,857,142	$400,785	$1,184,523	$120,291	$984,121	$93,191,020
Investment income due and accrued	7,320					84,870
Purchase payments receivable		3				65,509

Total assets	1,864,462	400,788	1,184,523	120,291	984,121	93,341,399

LIABILITIES:
Redemptions payable						65,486
Due to Great West Life & Annuity Insurance Company	67	22	48	7	54	4,099

Total liabilities	67	22	48	7	54	69,585

NET ASSETS	$1,864,395	$400,766	$1,184,475	$120,284	$984,067	$93,271,814

NET ASSETS REPRESENTED BY:
Accumulation units	$1,864,395	$400,766	$1,184,475	$120,284	$984,067	$93,271,814

ACCUMULATION UNITS OUTSTANDING	161,788	37,940	117,997	8,595	47,946

UNIT VALUE (ACCUMULATION)	$11.52	$10.56	$10.04	$13.99	$20.52

(1) Cost of investments:	$1,842,171	$445,599	$1,316,952	$109,465	$1,179,111	$90,499,755
Shares of investments:	177,039	29,798	119,167	6,584	77,065

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	AIM V.I. CORE EQUITY FUND	AIM V.I. FINANCIAL SERVICES FUND	AIM V.I. GLOBAL HEALTH CARE FUND		AIM V.I. INTERNATIONAL GROWTH FUND	AIM V.I. TECHNOLOGY FUND		AMERICAN CENTURY VP INCOME & GROWTH FUND

INVESTMENT INCOME:
Dividends	$21,019	$147	$		$4,084	$		$1,295

EXPENSES:
Mortality and expense risk	5,500	11		475	2,121		243	166

NET INVESTMENT INCOME (LOSS)	15,519	136		(475)	1,963		(243)	1,129

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	69,665	(9)		9,184	1,718		808	18,738
Realized gain distributions		555

Net realized gain	69,665	546		9,184	1,718		808	18,738

Change in net unrealized appreciation (depreciation) on investments	50,696	(2,514)		(1,995)	71,304		4,716	(19,161)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$135,880	$(1,832)		$6,714	$74,985		$5,281	$706

INVESTMENT INCOME RATIO (2007)	1.09%	2.30%			0.51%			1.97%

INVESTMENT INCOME RATIO (2006)	1.68%							0.88%

INVESTMENT INCOME RATIO (2005)	0.34%							1.87%

INVESTMENT INCOME RATIO (2004)	0.87%							1.29%

INVESTMENT INCOME RATIO (2003)	1.55%							1.31%

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	AMERICAN CENTURY VP INTERNATIONAL FUND	AMERICAN CENTURY VP ULTRA FUND		AMERICAN CENTURY VP VALUE FUND	DAVIS FINANCIAL PORTFOLIO	DAVIS VALUE PORTFOLIO	DREYFUS IP MIDCAP STOCK PORTFOLIO

INVESTMENT INCOME:
Dividends	$2,271	$		$22,256	$404	$171	$31

EXPENSES:
Mortality and expense risk	1,295		108	4,108	81	9	20

NET INVESTMENT INCOME (LOSS)	976		(108)	18,148	323	162	11

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	24,222		116	4,778	(1,718)	(10)	289
Realized gain distributions				115,412	1,982	518	913

Net realized gain	24,222		116	120,190	264	508	1,202

Change in net unrealized appreciation (depreciation) on investments	29,915		5,195	(215,118)	(4,792)	(1,007)	(1,050)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,113		$5,203	$(76,780)	$(4,205)	$(337)	$163

INVESTMENT INCOME RATIO (2007)	0.69%			1.53%	1.66%	1.56%	0.39%

INVESTMENT INCOME RATIO (2006)	1.64%			1.13%			0.19%

INVESTMENT INCOME RATIO (2005)	1.12%			0.19%

INVESTMENT INCOME RATIO (2004)	0.53%			1.09%

INVESTMENT INCOME RATIO (2003)	0.49%

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO		DREYFUS STOCK INDEX FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO	DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO

INVESTMENT INCOME:
Dividends	$		$188,928	$7,030	$28,668	$8,993	$

EXPENSES:
Mortality and expense risk		79	37,644	1,827	4,146	1,443		388

NET INVESTMENT INCOME (LOSS)		(79)	151,284	5,203	24,522	7,550		(388)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares		547	470,938	3,822	102,747	5,901		(3,998)
Realized gain distributions						72,241

Net realized gain (loss)		547	470,938	3,822	102,747	78,142		(3,998)

Change in net unrealized appreciation (depreciation) on investments		(1,881)	(126,829)	21,368	22,293	(62,049)		1,864

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$(1,413)	$495,393	$30,393	$149,562	$23,643		$(2,522)

INVESTMENT INCOME RATIO (2007)			1.72%	1.54%	1.81%	1.56%

INVESTMENT INCOME RATIO (2006)			1.69%	1.50%		0.68%

INVESTMENT INCOME RATIO (2005)			1.77%	0.02%

INVESTMENT INCOME RATIO (2004)			2.04%	1.88%

INVESTMENT INCOME RATIO (2003)			1.65%	0.93%

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO	FEDERATED AMERICAN LEADERS FUND II	FEDERATED HIGH INCOME BOND FUND II	FEDERATED INTERNATIONAL EQUITY FUND II	FEDERATED MID CAP GROWTH STRATEGIES FUND II		FIDELITY VIP CONTRAFUND PORTFOLIO

INVESTMENT INCOME:
Dividends	$959	$37,999	$7,728	$2,636	$		$45,137

EXPENSES:
Mortality and expense risk	544	6,859	432	3,946		399	21,340

NET INVESTMENT INCOME (LOSS)	415	31,140	7,296	(1,310)		(399)	23,797

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(11,644)	1,056	(497)	8,793		5,662	316,344
Realized gain distributions	5,471	283,128					1,540,077

Net realized gain (loss)	(6,173)	284,184	(497)	8,793		5,662	1,856,421

Change in net unrealized appreciation (depreciation) on investments	(3,771)	(584,070)	(4,260)	123,553		15,725	(1,040,571)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,529)	$(268,746)	$2,539	$131,036		$20,988	$839,647

INVESTMENT INCOME RATIO (2007)	0.59%	0.82%	5.16%	0.11%			0.84%

INVESTMENT INCOME RATIO (2006)		1.50%	10.18%	0.19%			0.96%

INVESTMENT INCOME RATIO (2005)		0.95%	13.03%				0.11%

INVESTMENT INCOME RATIO (2004)		1.43%	5.59%				0.09%

INVESTMENT INCOME RATIO (2003)		1.51%	0.79%

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	FIDELITY VIP EQUITY-INCOME PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO

INVESTMENT INCOME:
Dividends	$123	$5,310	$142,884	$9,808	$22,723	$238,924

EXPENSES:
Mortality and expense risk	12	4,201	9,738	6,957	3,168	16,430

NET INVESTMENT INCOME	111	1,109	133,146	2,851	19,555	222,494

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(1,928)	59,247	(133,584)	12,422	109,829	(27,487)
Realized gain distributions	626	1,002		80,420

Net realized gain (loss)	(1,302)	60,249	(133,584)	92,842	109,829	(27,487)

Change in net unrealized appreciation (depreciation) on investments	934	255,404	91,655	127,567	(36,488)	127,123

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(257)	$316,762	$91,217	$223,260	$92,896	$322,130

INVESTMENT INCOME RATIO (2007)	3.91%	0.39%	4.69%	0.44%	2.31%	4.92%

INVESTMENT INCOME RATIO (2006)	1.39%	0.16%	3.85%	0.15%	1.94%	4.83%

INVESTMENT INCOME RATIO (2005)		0.29%	3.96%		1.97%	5.41%

INVESTMENT INCOME RATIO (2004)		0.20%	4.59%		2.80%	5.88%

INVESTMENT INCOME RATIO (2003)		0.09%	3.34%		2.17%	4.73%

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO		JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO

INVESTMENT INCOME:
Dividends	$8,997	$		$3,599	$18,157	$10,604	$17,139

EXPENSES:
Mortality and expense risk	7,871		57	1,645	6,132	3,571	11,697

NET INVESTMENT INCOME (LOSS)	1,126		(57)	1,954	12,025	7,033	5,442

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	326,234		10	61,288	20,360	(2,306)	91,596
Realized gain distributions						110,943	127,245

Net realized gain	326,234		10	61,288	20,360	108,637	218,841

Change in net unrealized appreciation (depreciation) on investments	461,041		2,338	(33,956)	158,809	(52,891)	(246,240)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$788,401		$2,291	$29,286	$191,194	$62,779	$(21,957)

INVESTMENT INCOME RATIO (2007)	0.36%			0.73%	0.78%	1.13%	0.45%

INVESTMENT INCOME RATIO (2006)	0.34%				1.81%	2.51%	0.57%

INVESTMENT INCOME RATIO (2005)	0.28%				1.21%	1.24%	0.50%

INVESTMENT INCOME RATIO (2004)	0.27%				1.14%	3.13%	0.27%

INVESTMENT INCOME RATIO (2003)	0.64%				1.15%		0.13%

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO	MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM LOOMIS SAYLES SMALL- CAP VALUE PORTFOLIO

INVESTMENT INCOME:
Dividends	$6,322	$152	$3,919	$26,018	$253,753	$1,389

EXPENSES:
Mortality and expense risk	3,491	9	419	4,105	11,690	4,191

NET INVESTMENT INCOME (LOSS)	2,831	143	3,500	21,913	242,063	(2,802)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(12,005)	(3)	337	6,878	54,032	57,530
Realized gain distributions	96,504	1,542	5,171	168,019	31,037	185,808

Net realized gain	84,499	1,539	5,508	174,897	85,069	243,338

Change in net unrealized appreciation (depreciation) on investments	(123,205)	(2,751)	(3,635)	(126,222)	(59,144)	(230,871)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(35,875)	$(1,069)	$5,373	$70,588	$267,988	$9,665

INVESTMENT INCOME RATIO (2007)	0.57%	1.20%	3.36%	2.32%	7.05%	0.09%

INVESTMENT INCOME RATIO (2006)	0.18%		3.51%	1.03%	5.32%	0.24%

INVESTMENT INCOME RATIO (2005)	0.54%		3.21%	2.03%	6.88%	0.38%

INVESTMENT INCOME RATIO (2004)	0.22%		3.89%	1.63%	7.56%

INVESTMENT INCOME RATIO (2003)	0.04%		2.23%	2.27%	6.18%

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM SHORT DURATION BOND PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

INVESTMENT INCOME:
Dividends	$8,428	$15,150	$1,189	$455,356	$4,681	$23,725

EXPENSES:
Mortality and expense risk	1,290	2,533	178	37,286	415	5,019

NET INVESTMENT INCOME	7,138	12,617	1,011	418,070	4,266	18,706

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	781	5,281	(24)		25	104,705
Realized gain distributions	20,206	51,206	2,827			91,408

Net realized gain	20,987	56,487	2,803		25	196,113

Change in net unrealized appreciation (depreciation) on investments	(7,376)	(34,569)	(1,397)		1,007	(147,985)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,749	$34,535	$2,417	$418,070	$5,298	$66,834

INVESTMENT INCOME RATIO (2007)	2.42%	2.39%	2.68%	4.59%	2.28%	1.63%

INVESTMENT INCOME RATIO (2006)	2.12%	3.58%	4.30%	4.51%		1.67%

INVESTMENT INCOME RATIO (2005)	2.65%	2.54%	3.82%	2.78%		1.63%

INVESTMENT INCOME RATIO (2004)	2.52%	2.53%	0.54%	0.94%		1.81%

INVESTMENT INCOME RATIO (2003)		1.64%		0.71%		1.66%

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT FASCIANO PORTFOLIO		NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO

INVESTMENT INCOME:
Dividends	$204	$		$147,861	$		$6,658	$

EXPENSES:
Mortality and expense risk	1,882		4,591	11,975		671	6,237		2,455

NET INVESTMENT INCOME (LOSS)	(1,678)		(4,591)	135,886		(671)	421		(2,455)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	2,899		58,983	(52,112)		176	27,611		49,928
Realized gain distributions	47,489					1,490

Net realized gain (loss)	50,388		58,983	(52,112)		1,666	27,611		49,928

Change in net unrealized appreciation (depreciation) on investments	20,239		127,717	111,666		(4,765)	121,788		84,706

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$68,949		$182,109	$195,440		$(3,770)	$149,820		$132,179

INVESTMENT INCOME RATIO (2007)	0.03%			4.26%			0.17%

INVESTMENT INCOME RATIO (2006)	0.17%			5.00%			0.68%

INVESTMENT INCOME RATIO (2005)				4.46%			0.23%

INVESTMENT INCOME RATIO (2004)				4.20%			0.14%

INVESTMENT INCOME RATIO (2003)				4.54%			0.94%

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	NEUBERGER BERMAN AMT REGENCY PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION BOND PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO

INVESTMENT INCOME:
Dividends	$5,352	$242	$50	$3,726	$95,581	$67,548

EXPENSES:
Mortality and expense risk	2,932	184	279	213	6,102	4,477

NET INVESTMENT INCOME (LOSS)	2,420	58	(229)	3,513	89,479	63,071

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	14,339	(6,346)	7,262	(114)	747	(15,275)
Realized gain distributions	83,758	1,456	187			4,387

Net realized gain (loss)	98,097	(4,890)	7,449	(114)	747	(10,888)

Change in net unrealized appreciation (depreciation) on investments	(28,161)	4,593	(1,802)	(1,961)	70,268	103,202

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$72,356	$(239)	$5,418	$1,438	$160,494	$155,385

INVESTMENT INCOME RATIO (2007)	0.64%	0.32%	0.06%	7.01%	4.74%	4.17%

INVESTMENT INCOME RATIO (2006)	0.66%		0.19%	6.80%	4.14%	4.19%

INVESTMENT INCOME RATIO (2005)	1.25%			6.46%	2.78%	2.72%

INVESTMENT INCOME RATIO (2004)	0.01%

INVESTMENT INCOME RATIO (2003)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	PIMCO VIT TOTAL RETURN PORTFOLIO	ROYCE MICRO- CAP PORTFOLIO	ROYCE SMALL- CAP PORTFOLIO		STI CLASSIC VT LARGE CAP GROWTH STOCK FUND	STI CLASSIC VT SMALL CAP VALUE EQUITY FUND	TOTAL COLI VUL- 2 SERIES ACCOUNT

							(Memoranda Only)

INVESTMENT INCOME:
Dividends	$83,528	$4,598	$		$480	$11,980	$2,085,914

EXPENSES:
Mortality and expense risk	4,438	562		2,646	445	5,477	290,855

NET INVESTMENT INCOME (LOSS)	79,090	4,036		(2,646)	35	6,503	1,795,059

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(9,453)	(7,728)		170	2,546	(173,089)	1,661,214
Realized gain distributions		30,190		54,399	6,591	258,209	3,482,417

Net realized gain (loss)	(9,453)	22,462		54,569	9,137	85,120	5,143,631

Change in net unrealized appreciation (depreciation) on investments	78,814	(44,814)		(132,429)	6,555	(12,145)	(1,099,820)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$148,451	$(18,316)		$(80,506)	$15,727	$79,478	$5,838,870

INVESTMENT INCOME RATIO (2007)	4.82%	2.67%			0.43%	0.84%

INVESTMENT INCOME RATIO (2006)	3.51%				0.30%	0.44%

INVESTMENT INCOME RATIO (2005)	2.71%				0.16%	0.49%

INVESTMENT INCOME RATIO (2004)					0.21%	0.34%

INVESTMENT INCOME RATIO (2003)						0.11%

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	AIM V.I. CORE EQUITY FUND		AIM V.I. FINANCIAL SERVICES FUND	AIM V.I. GLOBAL HEALTH CARE FUND

	2007	2006	2007	2007	2006

			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$15,519	$20,590	$136	$(475)	$(88)
Net realized gain	69,665	13,744	546	9,184	482
Change in net unrealized appreciation (depreciation) on investments	50,696	193,507	(2,514)	(1,995)	1,724

Increase (decrease) in net assets resulting from operations	135,880	227,841	(1,832)	6,714	2,118

CONTRACT TRANSACTIONS:
Purchase payments	98,403	87,622	68	330,449	6,287
Redemptions	(90,285)	(92,860)	(43)	(19,786)	(807)
Transfers, net	86,341	107,392	8,707	(130,347)	15,526
Contract maintenance charges	(2,679)	(1,260)	(9)	(358)	(68)

Increase in net assets resulting from contract transactions	91,780	100,894	8,723	179,958	20,938

Total increase in net assets	227,660	328,735	6,891	186,672	23,056

NET ASSETS:
Beginning of period	1,657,912	1,329,177	0	39,679	16,623

End of period	$1,885,572	$1,657,912	$6,891	$226,351	$39,679

CHANGES IN UNITS OUTSTANDING:

Units issued	51,770	93,964	683	35,330	4,753
Units redeemed	(43,718)	(82,106)	(5)	(22,218)	(2,876)

Net increase	8,052	11,858	678	13,112	1,877

(1)	The portfolio commenced operations on June 15, 2007.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	AIM V.I. INTERNATIONAL GROWTH FUND		AIM V.I. TECHNOLOGY FUND		AMERICAN CENTURY VP INCOME & GROWTH FUND

	2007	2006	2007	2006	2007	2006

	(1)	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,963	$(7)	$(243)	$(220)	$1,129	$927
Net realized gain (loss)	1,718	(1,480)	808	3,481	18,738	988
Change in net unrealized appreciation (depreciation) on investments	71,304		4,716	647	(19,161)	7,921

Increase (decrease) in net assets resulting from operations	74,985	(1,487)	5,281	3,908	706	9,836

CONTRACT TRANSACTIONS:
Purchase payments	2,266	103	3,623	19,737	5
Redemptions	(20,857)	(34)	(1,102)	(2,337)	(11,730)	(4,018)
Transfers, net	970,212	1,422	5,544	24,454
Contract maintenance charges	(1,391)	(4)	(287)	(167)	(92)	(51)

Increase (decrease) in net assets resulting from contract transactions	950,230	1,487	7,778	41,687	(11,817)	(4,069)

Total increase (decrease) in net assets	1,025,215	0	13,059	45,595	(11,111)	5,767

NET ASSETS:
Beginning of period	0	0	71,698	26,103	69,818	64,051

End of period	$1,025,215	$0	$84,757	$71,698	$58,707	$69,818

CHANGES IN UNITS OUTSTANDING:
Units issued	82,211	2,379	1,830	10,231		5,731
Units redeemed	(1,751)	(2,379)	(1,136)	(6,288)	(894)	(5,744)

Net increase (decrease)	80,460	0	694	3,943	(894)	(13)

(1)	The portfolio commenced operations on May 19, 2006.

The accompanying notes are an integral part of these financial statements.		(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	AMERICAN CENTURY VP INTERNATIONAL FUND		AMERICAN CENTURY VP ULTRA FUND		AMERICAN CENTURY VP VALUE FUND

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$976	$3,039	$(108)	$(59)	$18,148	$13,652
Net realized gain	24,222	9,052	116	27	120,190	112,042
Change in net unrealized appreciation (depreciation) on investments	29,915	39,494	5,195	(457)	(215,118)	92,612

Increase (decrease) in net assets resulting from operations	55,113	51,585	5,203	(489)	(76,780)	218,306

CONTRACT TRANSACTIONS:
Purchase payments	58,911	58,185	8,807	7,967	72,463	59,359
Redemptions	(8,761)	(8,235)	(988)	(849)	(62,409)	(51,414)
Transfers, net	(43,856)	(21,446)	(435)	3,312	165,059	(58,680)
Contract maintenance charges	(698)	(346)	(80)	(36)	(2,334)	(759)

Increase (decrease) in net assets resulting from contract transactions	5,596	28,158	7,304	10,394	172,779	(51,494)

Total increase in net assets	60,709	79,743	12,507	9,905	95,999	166,812

NET ASSETS:
Beginning of period	260,501	180,758	18,751	8,846	1,364,259	1,197,447

End of period	$321,210	$260,501	$31,258	$18,751	$1,460,258	$1,364,259

CHANGES IN UNITS OUTSTANDING:
Units issued	4,397	5,607	813	1,231	21,282	100,195
Units redeemed	(3,457)	(3,021)	(136)	(267)	(9,670)	(67,684)

Net increase	940	2,586	677	964	11,612	32,511

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	DAVIS FINANCIAL PORTFOLIO	DAVIS VALUE PORTFOLIO	DREYFUS IP MIDCAP STOCK PORTFOLIO		DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO

	2007	2007	2007	2006	2007

	(1)	(1)			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$323	$162	$11	$(2)	$(79)
Net realized gain	264	508	1,202	1,188	547
Change in net unrealized appreciation (depreciation) on investments	(4,792)	(1,007)	(1,050)	(725)	(1,881)

Increase (decrease) in net assets resulting from operations	(4,205)	(337)	163	461	(1,413)

CONTRACT TRANSACTIONS:
Purchase payments	89,252	5,324	177		92,550
Redemptions	(5,189)	(330)	(195)	(159)	(5,342)
Transfers, net	(45,467)	10,152	1,131		(44,603)
Contract maintenance charges	(57)	(61)	(29)	(15)	(54)

Increase (decrease) in net assets resulting from contract transactions	38,539	15,085	1,084	(174)	42,551

Total increase in net assets	34,334	14,748	1,247	287	41,138

NET ASSETS:
Beginning of period	0	0	7,497	7,210	0

End of period	$34,334	$14,748	$8,744	$7,497	$41,138

CHANGES IN UNITS OUTSTANDING:
Units issued	8,832	1,172	97	639	9,698
Units redeemed	(6,100)	(57)	(13)	(585)	(6,692)

Net increase	2,732	1,115	84	54	3,006

(1)	The portfolio commenced operations on May 2, 2005, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.		(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	DREYFUS STOCK INDEX FUND		DREYFUS VIF APPRECIATION PORTFOLIO		DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO

	2007	2006	2007	2006	2007	2006

						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$151,284	$98,487	$5,203	$3,728	$24,522	$(2,277)
Net realized gain	470,938	390,671	3,822	2,804	102,747	14,186
Change in net unrealized appreciation on investments	(126,829)	619,744	21,368	43,407	22,293	120,128

Increase in net assets resulting from operations	495,393	1,108,902	30,393	49,939	149,562	132,037

CONTRACT TRANSACTIONS:
Purchase payments	1,769,898	1,159,475	87,238	87,239	46,386	91,927
Redemptions	(312,501)	(492,019)	(9,331)	(9,250)	(17,514)	(14,677)
Transfers, net	770,084	(342,016)	(8,974)	(2,152)	(682,481)	1,164,947
Contract maintenance charges	(14,148)	(5,891)	(890)	(447)	(974)	(246)

Increase (decrease) in net assets resulting from contract transactions	2,213,333	319,549	68,043	75,390	(654,583)	1,241,951

Total increase (decrease) in net assets	2,708,726	1,428,451	98,436	125,329	(505,021)	1,373,988

NET ASSETS:
Beginning of period	8,148,937	6,720,486	364,242	238,913	1,373,988	0

End of period	$10,857,663	$8,148,937	$462,678	$364,242	$868,967	$1,373,988

CHANGES IN UNITS OUTSTANDING:
Units issued	652,117	225,883	7,074	8,716	75,798	118,532
Units redeemed	(473,915)	(190,940)	(1,489)	(1,704)	(119,860)	(22,287)

Net increase (decrease)	178,202	34,943	5,585	7,012	(44,062)	96,245

(1)	The portfolio commenced operations on May 2, 2005, but had no activity until 2006.

The accompanying notes are an integral part of these financial statements.		(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO		DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO	DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO	FEDERATED AMERICAN LEADERS FUND II

	2007	2006	2007	2007	2007	2006

			(1)	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$7,550	$5,791	$(388)	$415	$31,140	$19,298
Net realized gain (loss)	78,142	50,656	(3,998)	(6,173)	284,184	221,721
Change in net unrealized appreciation (depreciation) on investments	(62,049)	52,178	1,864	(3,771)	(584,070)	28,890

Increase (decrease) in net assets resulting from operations	23,643	108,625	(2,522)	(9,529)	(268,746)	269,909

CONTRACT TRANSACTIONS:
Purchase payments	475		22,597	517,840	921,996	152
Redemptions	(27,686)	(22,989)	(2,722)	(30,611)	(102,203)	(38,900)
Transfers, net	22,515	(39,777)	282,079	(107,242)		(86,343)
Contract maintenance charges	(478)	(229)	(308)	(543)	(4,362)	(2,280)

Increase (decrease) in net assets resulting from contract transactions	(5,174)	(62,995)	301,646	379,444	815,431	(127,371)

Total increase in net assets	18,469	45,630	299,124	369,915	546,685	142,538

NET ASSETS:
Beginning of period	562,872	517,242	0	0	1,878,227	1,735,689

End of period	$581,341	$562,872	$299,124	$369,915	$2,424,912	$1,878,227

CHANGES IN UNITS OUTSTANDING:
Units issued	2,742	43,259	29,808	50,865	281,709	2,956
Units redeemed	(2,979)	(48,286)	(5,894)	(27,409)	(198,855)	(12,874)

Net increase (decrease)	(237)	(5,027)	23,914	23,456	82,854	(9,918)

(1)	The portfolio commenced operations on May 2, 2005, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	FEDERATED HIGH INCOME BOND FUND II		FEDERATED INTERNATIONAL EQUITY FUND II		FEDERATED MID CAP GROWTH STRATEGIES FUND II

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$7,296	$12,618	$(1,310)	$(1,913)	$(399)	$(385)
Net realized gain (loss)	(497)	(9,168)	8,793	6,162	5,662	5,964
Change in net unrealized appreciation (depreciation) on investments	(4,260)	7,972	123,553	153,095	15,725	1,341

Increase in net assets resulting from operations	2,539	11,422	131,036	157,344	20,988	6,920

CONTRACT TRANSACTIONS:
Purchase payments	9,005	7,945	474,299		2,249	26,595
Redemptions	(4,606)	(6,067)	(48,819)	(16,082)	(1,540)	(3,508)
Transfers, net	26,586	(78,792)			(8,834)	9,484
Contract maintenance charges	(213)	(161)	(2,360)	(1,187)	(439)	(273)

Increase (decrease) in net assets resulting from contract transactions	30,772	(77,075)	423,120	(17,269)	(8,564)	32,298

Total increase (decrease) in net assets	33,311	(65,653)	554,156	140,075	12,424	39,218

NET ASSETS:
Beginning of period	84,813	150,466	1,001,463	861,388	119,748	80,530

End of period	$118,124	$84,813	$1,555,619	$1,001,463	$132,172	$119,748

CHANGES IN UNITS OUTSTANDING:
Units issued	7,872	1,870	146,623		1,417	8,959
Units redeemed	(4,966)	(7,557)	(119,757)	(1,494)	(2,016)	(6,268)

Net increase (decrease)	2,906	(5,687)	26,866	(1,494)	(599)	2,691

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP EQUITY-INCOME PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO

	2007	2006	2007	2006	2007	2006

				(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$23,797	$22,370	$111	$415	$1,109	$(2,067)
Net realized gain (loss)	1,856,421	553,648	(1,302)	2,085	60,249	20,370
Change in net unrealized appreciation (depreciation) on investments	(1,040,571)	(183,770)	934	(1,816)	255,404	51,862

Increase (decrease) in net assets resulting from operations	839,647	392,248	(257)	684	316,762	70,165

CONTRACT TRANSACTIONS:
Purchase payments	1,002,356	1,002,660	3,330	209	69,756	86,560
Redemptions	(121,674)	(113,702)	(325)	(62)	(95,877)	(80,995)
Transfers, net	537,466	26,489	(26,127)	30,235	57,136	91,886
Contract maintenance charges	(6,365)	(2,557)	(174)	(1)	(3,378)	(1,680)

Increase (decrease) in net assets resulting from contract transactions	1,411,783	912,890	(23,296)	30,381	27,637	95,771

Total increase (decrease) in net assets	2,251,430	1,305,138	(23,553)	31,065	344,399	165,936

NET ASSETS:
Beginning of period	4,160,661	2,855,523	31,065	0	1,243,793	1,077,857

End of period	$6,412,091	$4,160,661	$7,512	$31,065	$1,588,192	$1,243,793

CHANGES IN UNITS OUTSTANDING:
Units issued	169,058	137,267	576	2,286	57,080	76,416
Units redeemed	(88,160)	(75,406)	(2,288)	(34)	(65,476)	(78,642)

Net increase (decrease)	80,898	61,861	(1,712)	2,252	(8,396)	(2,226)

(1)	The portfolio commenced operations on May 3, 2004, but had no activity until 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MID CAP PORTFOLIO		JANUS ASPEN BALANCED PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$133,146	$128,047	$2,851	$(2,101)	$19,555	$25,460
Net realized gain (loss)	(133,584)	(38,915)	92,842	139,012	109,829	144,652
Change in net unrealized appreciation (depreciation) on investments	91,655	46,241	127,567	(43,560)	(36,488)	(11,343)

Increase in net assets resulting from operations	91,217	135,373	223,260	93,351	92,896	158,769

CONTRACT TRANSACTIONS:
Purchase payments	151,525	149,531	340,838	113,059	23,602	188,921
Redemptions	(70,175)	(186,052)	(63,393)	(32,375)	(60,622)	(89,488)
Transfers, net	(1,212,538)	(428,829)	2,100,393	(47,239)	(361,181)	(607,225)
Contract maintenance charges	(2,201)	(1,403)	(4,338)	(1,188)	(3,479)	(2,516)

Increase (decrease) in net assets resulting from contract transactions	(1,133,389)	(466,753)	2,373,500	32,257	(401,680)	(510,308)

Total increase (decrease) in net assets	(1,042,172)	(331,380)	2,596,760	125,608	(308,784)	(351,539)

NET ASSETS:
Beginning of period	3,414,689	3,746,069	723,085	597,477	1,224,028	1,575,567

End of period	$2,372,517	$3,414,689	$3,319,845	$723,085	$915,244	$1,224,028

CHANGES IN UNITS OUTSTANDING:
Units issued	262,571	69,880	212,946	40,208	56,273	63,835
Units redeemed	(323,842)	(95,734)	(66,495)	(36,840)	(82,474)	(95,850)

Net increase (decrease)	(61,271)	(25,854)	146,451	3,368	(26,201)	(32,015)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	JANUS ASPEN FLEXIBLE BOND PORTFOLIO		JANUS ASPEN FORTY PORTFOLIO		JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO	JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

	2007	2006	2007	2006	2007	2007

					(1)	(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$222,494	$194,683	$1,126	$(193)	$(57)	$1,954
Net realized gain (loss)	(27,487)	(44,013)	326,234	192,009	10	61,288
Change in net unrealized appreciation (depreciation) on investments	127,123	9,911	461,041	13,360	2,338	(33,956)

Increase in net assets resulting from operations	322,130	160,581	788,401	205,176	2,291	29,286

CONTRACT TRANSACTIONS:
Purchase payments	199,138	273,724	107,666	252,698	5,986	1,431,630
Redemptions	(62,957)	(54,730)	(78,478)	(111,634)	(441)	(85,052)
Transfers, net	232,000	(266,515)	(154,196)	(361,386)	45,654	(429,627)
Contract maintenance charges	(1,913)	(612)	(2,558)	(1,138)	(83)	(1,927)

Increase (decrease) in net assets resulting from contract transactions	366,268	(48,133)	(127,566)	(221,460)	51,116	915,024

Total increase (decrease) in net assets	688,398	112,448	660,835	(16,284)	53,407	944,310

NET ASSETS:
Beginning of period	4,443,370	4,330,922	2,206,946	2,223,230	0	0

End of period	$5,131,768	$4,443,370	$2,867,781	$2,206,946	$53,407	$944,310

CHANGES IN UNITS OUTSTANDING:
Units issued	382,999	45,481	104,506	136,830	5,026	150,805
Units redeemed	(263,628)	(46,650)	(111,005)	(137,411)	(85)	(87,197)

Net increase (decrease)	119,371	(1,169)	(6,499)	(581)	4,941	63,608

(1)	The portfolio commenced operations on April 25, 2007.

(2)	The portfolio commenced operations on May 1, 2006, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO		MAXIM AGGRESSIVE PROFILE I PORTFOLIO		MAXIM ARIEL MIDCAP VALUE PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$12,025	$20,773	$7,033	$12,434	$5,442	$6,230
Net realized gain	20,360	16,162	108,637	74,622	218,841	154,075
Change in net unrealized appreciation (depreciation) on investments	158,809	207,934	(52,891)	(14,196)	(246,240)	175,903

Increase (decrease) in net assets resulting from operations	191,194	244,869	62,779	72,860	(21,957)	336,208

CONTRACT TRANSACTIONS:
Purchase payments	571,244	21,309	286,060	194,074	961,579	394,769
Redemptions	(86,079)	(39,545)	(32,737)	(22,648)	(165,360)	(137,491)
Transfers, net	85,163	52,219	(104,888)	280,663	(1,244,611)	(609,064)
Contract maintenance charges	(3,955)	(1,828)	(3,579)	(1,152)	(6,490)	(3,751)

Increase (decrease) in net assets resulting from contract transactions	566,373	32,155	144,856	450,937	(454,882)	(355,537)

Total increase (decrease) in net assets	757,567	277,024	207,635	523,797	(476,839)	(19,329)

NET ASSETS:
Beginning of period	1,631,667	1,354,643	738,683	214,886	3,309,058	3,328,387

End of period	$2,389,234	$1,631,667	$946,318	$738,683	$2,832,219	$3,309,058

CHANGES IN UNITS OUTSTANDING:
Units issued	191,136	40,019	38,284	50,511	244,408	42,718
Units redeemed	(161,636)	(40,803)	(30,085)	(17,218)	(180,484)	(56,028)

Net increase (decrease)	29,500	(784)	8,199	33,293	63,924	(13,310)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO		MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO

	2007	2006	2007	2007	2006

			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,831	$(2,361)	$143	$3,500	$2,311
Net realized gain	84,499	45,352	1,539	5,508	3,623
Change in net unrealized depreciation on investments	(123,205)	109,224	(2,751)	(3,635)	(649)

Increase (decrease) in net assets resulting from operations	(35,875)	152,215	(1,069)	5,373	5,285

CONTRACT TRANSACTIONS:
Purchase payments	60,441	266,328		9,700	15,861
Redemptions	(37,862)	(51,495)	(33)	(2,088)	(2,106)
Transfers, net	33,581	(920,278)	13,799	36,316	19,791
Contract maintenance charges	(1,766)	(1,019)	(1)	(386)	(154)

Increase (decrease) in net assets resulting from contract transactions	54,394	(706,464)	13,765	43,542	33,392

Total increase (decrease) in net assets	18,519	(554,249)	12,696	48,915	38,677

NET ASSETS:
Beginning of period	1,027,001	1,581,250	0	90,487	51,810

End of period	$1,045,520	$1,027,001	$12,696	$139,402	$90,487

CHANGES IN UNITS OUTSTANDING:
Units issued	37,634	84,647	1,284	4,304	5,391
Units redeemed	(32,353)	(123,466)	(4)	(1,399)	(2,656)

Net increase (decrease)	5,281	(38,819)	1,280	2,905	2,735

(1)	The portfolio commenced operations on April 25, 2007.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM INVESCO ADR PORTFOLIO		MAXIM LOOMIS SAYLES BOND PORTFOLIO		MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$21,913	$8,761	$242,063	$159,741	$(2,802)	$2,219
Net realized gain	174,897	425,311	85,069	52,672	243,338	124,489
Change in net unrealized appreciation (depreciation) on investments	(126,222)	(156,284)	(59,144)	115,728	(230,871)	68,275

Increase in net assets resulting from operations	70,588	277,788	267,988	328,141	9,665	194,983

CONTRACT TRANSACTIONS:
Purchase payments	179,683	261,836	181,630	146,189	1,034,347
Redemptions	(34,388)	(61,227)	(134,915)	(119,327)	(120,689)	(50,045)
Transfers, net	140,407	(932,279)	115,378	(81,561)	(366,786)	(45,007)
Contract maintenance charges	(2,464)	(1,646)	(6,182)	(2,709)	(1,631)	(499)

Increase (decrease) in net assets resulting from contract transactions	283,238	(733,316)	155,911	(57,408)	545,241	(95,551)

Total increase (decrease) in net assets	353,826	(455,528)	423,899	270,733	554,906	99,432

NET ASSETS:
Beginning of period	890,068	1,345,596	3,331,841	3,061,108	1,240,452	1,141,020

End of period	$1,243,894	$890,068	$3,755,740	$3,331,841	$1,795,358	$1,240,452

CHANGES IN UNITS OUTSTANDING:
Units issued	39,933	68,391	198,779	47,820	103,196	101,437
Units redeemed	(20,145)	(113,800)	(119,467)	(40,799)	(68,793)	(94,268)

Net increase (decrease)	19,788	(45,409)	79,312	7,021	34,403	7,169

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM MODERATE PROFILE I PORTFOLIO		MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO		MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$7,138	$6,495	$12,617	$11,503	$1,011	$917
Net realized gain	20,987	64,175	56,487	50,989	2,803	2,279
Change in net unrealized depreciation on investments	(7,376)	(16,111)	(34,569)	(16,042)	(1,397)	(1,019)

Increase in net assets resulting from operations	20,749	54,559	34,535	46,450	2,417	2,177

CONTRACT TRANSACTIONS:
Purchase payments	90,186	220,070	212,214	185,646	8,562	13,760
Redemptions	(11,194)	(22,179)	(24,829)	(20,133)	(1,200)	(1,355)
Transfers, net	(2,648)	(589,862)	52,350	32,157	(4,232)	17,116
Contract maintenance charges	(1,537)	(780)	(2,008)	(723)	(135)	(55)

Increase (decrease) in net assets resulting from contract transactions	74,807	(392,751)	237,727	196,947	2,995	29,466

Total increase (decrease) in net assets	95,556	(338,192)	272,262	243,397	5,412	31,643

NET ASSETS:
Beginning of period	324,871	663,063	498,148	254,751	46,644	15,001

End of period	$420,427	$324,871	$770,410	$498,148	$52,056	$46,644

CHANGES IN UNITS OUTSTANDING:
Units issued	16,418	27,376	24,422	19,942	2,214	2,962
Units redeemed	(11,833)	(55,912)	(9,790)	(6,204)	(2,042)	(863)

Net increase (decrease)	4,585	(28,536)	14,632	13,738	172	2,099

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM MONEY MARKET PORTFOLIO		MAXIM SHORT DURATION BOND PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

	2007	2006	2007	2007	2006

			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$418,070	$285,942	$4,266	$18,706	$20,955
Net realized gain			25	196,113	114,668
Change in net unrealized appreciation (depreciation) on investments			1,007	(147,985)	145,940

Increase in net assets resulting from operations	418,070	285,942	5,298	66,834	281,563

CONTRACT TRANSACTIONS:
Purchase payments	4,087,913	2,920,521			301,042
Redemptions	(4,531,509)	(369,577)	(1,999)	(77,710)	(67,167)
Transfers, net	(611,197)	2,849,127	203,069	(282,607)	(239,733)
Contract maintenance charges	(17,205)	(6,942)	(686)	(3,158)	(2,180)

Increase (decrease) in net assets resulting from contract transactions	(1,071,998)	5,393,129	200,384	(363,475)	(8,038)

Total increase (decrease) in net assets	(653,928)	5,679,071	205,682	(296,641)	273,525

NET ASSETS:
Beginning of period	11,960,143	6,281,072	0	1,579,137	1,305,612

End of period	$11,306,215	$11,960,143	$205,682	$1,282,496	$1,579,137

CHANGES IN UNITS OUTSTANDING:
Units issued	1,231,662	911,797	20,281	85,955	98,034
Units redeemed	(1,297,595)	(457,197)	(264)	(107,292)	(90,375)

Net increase (decrease)	(65,933)	454,600	20,017	(21,337)	7,659

(1)	The portfolio commenced operations on April 25, 2007.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO		MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,678)	$(1,511)	$(4,591)	$(5,019)	$135,886	$292,153
Net realized gain (loss)	50,388	87,119	58,983	78,245	(52,112)	(192,212)
Change in net unrealized appreciation (depreciation) on investments	20,239	(43,514)	127,717	(39,579)	111,666	154,813

Increase in net assets resulting from operations	68,949	42,094	182,109	33,647	195,440	254,754

CONTRACT TRANSACTIONS:
Purchase payments		178,007	491,098	122,071	429,401	93,676
Redemptions	(36,117)	(29,367)	(85,077)	(59,811)	(92,649)	(115,516)
Transfers, net	13,191	(289,469)	(205,303)	(258,784)	(3,915,087)	739,621
Contract maintenance charges	(1,367)	(1,036)	(3,256)	(1,854)	(3,478)	(4,626)

Increase (decrease) in net assets resulting from contract transactions	(24,293)	(141,865)	197,462	(198,378)	(3,581,813)	713,155

Total increase (decrease) in net assets	44,656	(99,771)	379,571	(164,731)	(3,386,373)	967,909

NET ASSETS:
Beginning of period	401,759	501,530	1,199,409	1,364,140	6,052,647	5,084,738

End of period	$446,415	$401,759	$1,578,980	$1,199,409	$2,666,274	$6,052,647

CHANGES IN UNITS OUTSTANDING:
Units issued	48,142	47,601	150,671	23,830	369,406	277,103
Units redeemed	(49,473)	(57,214)	(135,550)	(43,224)	(568,841)	(221,462)

Net increase (decrease)	(1,331)	(9,613)	15,121	(19,394)	(199,435)	55,641

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	NEUBERGER BERMAN AMT FASCIANO PORTFOLIO		NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO		NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(671)	$(372)	$421	$4,790	$(2,455)	$(2,044)
Net realized gain	1,666	12,632	27,611	18,146	49,928	88,148
Change in net unrealized appreciation (depreciation) on investments	(4,765)	(5,785)	121,788	170,961	84,706	(15,334)

Increase (decrease) in net assets resulting from operations	(3,770)	6,475	149,820	193,897	132,179	70,770

CONTRACT TRANSACTIONS:
Purchase payments	39,787	29,502	742,381	552	70,648	123,202
Redemptions	(3,771)	(3,614)	(118,673)	(61,815)	(42,881)	(35,713)
Transfers, net	89,516	13,701			(74,364)	(62,261)
Contract maintenance charges	(804)	(204)	(4,797)	(2,378)	(1,712)	(818)

Increase (decrease) in net assets resulting from contract transactions	124,728	39,385	618,911	(63,641)	(48,309)	24,410

Total increase in net assets	120,958	45,860	768,731	130,256	83,870	95,180

NET ASSETS:
Beginning of period	111,876	66,016	1,668,690	1,538,434	591,032	495,852

End of period	$232,834	$111,876	$2,437,421	$1,668,690	$674,902	$591,032

CHANGES IN UNITS OUTSTANDING:
Units issued	16,092	15,992	211,944	11,273	23,552	29,598
Units redeemed	(5,876)	(12,241)	(139,845)	(14,053)	(25,738)	(27,688)

Net increase (decrease)	10,216	3,751	72,099	(2,780)	(2,186)	1,910

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO		NEUBERGER BERMAN AMT REGENCY PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO

	2007	2006	2007	2007	2006

			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,420	$2,450	$58	$(229)	$(156)
Net realized gain (loss)	98,097	108,663	(4,890)	7,449	7,560
Change in net unrealized appreciation on investments	(28,161)	(26,735)	4,593	(1,802)	4,171

Increase (decrease) in net assets resulting from operations	72,356	84,378	(239)	5,418	11,575

CONTRACT TRANSACTIONS:
Purchase payments	734		10,475	9,111	21,213
Redemptions	(56,627)	(37,317)	(1,517)	(1,439)	(2,890)
Transfers, net	(16,696)	6,555	150,359	(35,424)	(28,226)
Contract maintenance charges	(1,833)	(858)	(128)	(231)	(166)

Increase (decrease) in net assets resulting from contract transactions	(74,422)	(31,620)	159,189	(27,983)	(10,069)

Total increase (decrease) in net assets	(2,066)	52,758	158,950	(22,565)	1,506

NET ASSETS:
Beginning of period	785,120	732,362	0	81,548	80,042

End of period	$783,054	$785,120	$158,950	$58,983	$81,548

CHANGES IN UNITS OUTSTANDING:
Units issued	56,771	8,723	20,384	736	4,625
Units redeemed	(50,406)	(9,507)	(5,308)	(2,374)	(4,963)

Net increase (decrease)	6,365	(784)	15,076	(1,638)	(338)

(1)	The portfolio commenced operations on May 1, 2006, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	PIMCO VIT HIGH YIELD PORTFOLIO		PIMCO VIT LOW DURATION BOND PORTFOLIO		PIMCO VIT REAL RETURN PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$3,513	$2,201	$89,479	$13,458	$63,071	$17,510
Net realized gain (loss)	(114)	(61)	747	(2,771)	(10,888)	(3,231)
Change in net unrealized appreciation (depreciation) on investments	(1,961)	975	70,268	1,981	103,202	(15,924)

Increase (decrease) in net assets resulting from operations	1,438	3,115	160,494	12,668	155,385	(1,645)

CONTRACT TRANSACTIONS:
Purchase payments	16,076	13,909	42,172	30,154	251,566	35,056
Redemptions	(2,021)	(1,747)	(56,244)	(9,918)	(59,336)	(14,388)
Transfers, net	(2,396)	6,582	2,435,421	139,851	609,753	499,493
Contract maintenance charges	(68)	(34)	(4,690)	(513)	(2,980)	(727)

Increase in net assets resulting from contract transactions	11,591	18,710	2,416,659	159,574	799,003	519,434

Total increase in net assets	13,029	21,825	2,577,153	172,242	954,388	517,789

NET ASSETS:
Beginning of period	47,246	25,421	453,611	281,369	954,555	436,766

End of period	$60,275	$47,246	$3,030,764	$453,611	$1,908,943	$954,555

CHANGES IN UNITS OUTSTANDING:
Units issued	1,397	1,937	268,390	41,257	168,849	74,190
Units redeemed	(486)	(339)	(41,713)	(25,858)	(90,197)	(27,114)

Net increase	911	1,598	226,677	15,399	78,652	47,076

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	PIMCO VIT TOTAL RETURN PORTFOLIO		ROYCE MICRO- CAP PORTFOLIO	ROYCE SMALL- CAP PORTFOLIO	STI CLASSIC VT LARGE CAP GROWTH STOCK FUND

	2007	2006	2007	2007	2007	2006

			(1)	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$79,090	$62,964	$4,036	$(2,646)	$35	$(86)
Net realized gain (loss)	(9,453)	2,230	22,462	54,569	9,137	5,907
Change in net unrealized appreciation (depreciation) on investments	78,814	(13,222)	(44,814)	(132,429)	6,555	2,416

Increase (decrease) in net assets resulting from operations	148,451	51,972	(18,316)	(80,506)	15,727	8,237

CONTRACT TRANSACTIONS:
Purchase payments	21,392	5,114	212,497	1,285	23,998	40,697
Redemptions	(81,899)	(65,061)	(13,584)	(25,764)	(3,356)	(4,358)
Transfers, net	152,571	120,680	220,637	1,291,186	(15,835)	(3,162)
Contract maintenance charges	(1,726)	(670)	(468)	(1,726)	(190)	(133)

Increase in net assets resulting from contract transactions	90,338	60,063	419,082	1,264,981	4,617	33,044

Total increase in net assets	238,789	112,035	400,766	1,184,475	20,344	41,281

NET ASSETS:
Beginning of period	1,625,606	1,513,571	0	0	99,940	58,659

End of period	$1,864,395	$1,625,606	$400,766	$1,184,475	$120,284	$99,940

CHANGES IN UNITS OUTSTANDING:
Units issued	30,773	167,456	53,775	120,550	2,198	3,870
Units redeemed	(22,577)	(156,094)	(15,835)	(2,553)	(1,802)	(983)

Net increase	8,196	11,362	37,940	117,997	396	2,887

(1)	The portfolio commenced operations on May 1, 2006, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	STI CLASSIC VT SMALL CAP VALUE EQUITY FUND		TOTAL COLI VUL-2 SERIES ACCOUNT

	2007	2006	2007	2006

			(Memoranda Only)	(Memoranda Only)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$6,503	$762	$1,795,059	$1,462,813
Net realized gain	85,120	403,560	5,143,631	3,533,720
Change in net unrealized appreciation (depreciation) on investments	(12,145)	(204,594)	(1,099,820)	1,831,696

Increase in net assets resulting from operations	79,478	199,728	5,838,870	6,828,229

CONTRACT TRANSACTIONS:
Purchase payments	122,169	275,837	18,118,457	9,590,350
Redemptions	(29,307)	(67,410)	(7,396,398)	(2,906,463)
Transfers, net	(825,774)	152,765		5,382
Contract maintenance charges	(2,368)	(1,825)	(142,265)	(63,795)

Increase (decrease) in net assets resulting from contract transactions	(735,280)	359,367	10,579,794	6,625,474

Total increase (decrease) in net assets	(655,802)	559,095	16,418,664	13,453,703

NET ASSETS:
Beginning of period	1,639,869	1,080,774	76,853,150	63,399,447

End of period	$984,067	$1,639,869	$93,271,814	$76,853,150

CHANGES IN UNITS OUTSTANDING:
Units issued	72,213	53,462	6,731,733	3,469,070
Units redeemed	(105,734)	(33,916)	(5,451,127)	(2,763,172)

Net increase (decrease)	(33,521)	19,546	1,280,606	705,898

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2007

1.	ORGANIZATION

The Coli Vul-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Colorado law on November 25, 1997. The Series Account commenced operations on October 1, 1999, with actual investment activity beginning in 2000. Commencement of investment activity in each investment division is indicated in the Statement of Changes in Net Assets. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for individual variable annuity contracts. There are currently no participants receiving an annuity payout. The Series Account consists of numerous investment divisions with each investment division being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Application of Recent Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 shall be effective for financial statements issued for fiscal years beginning after November 15, 2007. The Portfolio is evaluating the impact, if any, that the adoption of FAS 157 will have on its financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including and Amendment of FASB Statement No. 115" "FAS 159"). FAS 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of FAS 159 are elective; however, the amendment to FASB No. 115, "Accounting for Certain Investments in Debt and Equity Securities", applies to all entities that own trading and available-for-sale securities. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. FAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Portfolio adopted the provisions of FAS 159 on January 1, 2008. The adoption had no impact on the financial statements.

Security Transactions

Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

One or more of the underlying investment divisions may invest in governmental agencies, foreign issuers and high yield bonds.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

The underlying investment divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the underlying investment divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

The underlying investment divisions invest in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Federal Income Taxes

The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Investment Income Ratio

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales

Aim V.I. Core Equity Fund	$404,972	$297,668
Aim V.I. Financial Services Fund	9,469	55
Aim V.I. Global Health Care Fund	449,588	270,094
Aim V.I. International Growth Fund	976,334	24,102
Aim V.I. Technology Fund	20,012	12,476
American Century VP Income & Growth Fund	1,296	83,045
American Century VP International Fund	56,924	50,349
American Century VP Ultra Fund	8,093	896
American Century VP Value Fund	437,612	131,268
Davis Financial Portfolio	115,512	74,666
Davis Value Portfolio	16,262	496
Dreyfus IP Midcap Stock Portfolio	2,236	7,864
Dreyfus IP Technology Growth Portfolio	120,396	77,922
Dreyfus Stock Index Fund	4,705,302	2,357,716
Dreyfus VIF Appreciation Portfolio	87,975	14,723
Dreyfus VIF International Equity Portfolio	424,786	1,054,874
Dreyfus VIF International Value Portfolio	119,904	45,286
DWS Dreman High Return Equity VIP Portfolio	375,762	74,488
DWS Global Opportunities VIP Portfolio	771,786	386,446
Federated American Leaders Fund II	1,180,208	50,527
Federated High Income Bond Fund II	53,785	17,118
Federated International Equity Fund II	444,605	22,795
Federated Mid Cap Growth Strategies Fund II	18,958	27,920
Fidelity VIP Contrafund Portfolio	4,773,701	1,455,288
Fidelity VIP Equity-Income Portfolio	8,678	31,239
Fidelity VIP Growth Portfolio	310,893	270,625
Fidelity VIP Investment Grade Bond Portfolio	596,875	1,603,172
Fidelity VIP Mid Cap Portfolio	2,956,800	499,908
Janus Aspen Balanced Portfolio	335,827	719,705
Janus Aspen Flexible Bond Portfolio	894,868	306,148
Janus Aspen Forty Portfolio	1,108,835	1,235,249
Janus Aspen Global Life Sciences Portfolio	51,323	261
Janus Aspen International Growth Portfolio	1,988,612	1,071,582
Janus Aspen Worldwide Growth Portfolio	661,389	82,989
Maxim Aggressive Profile I Portfolio	710,486	447,642
Maxim Ariel Midcap Value Portfolio	1,062,984	1,390,044
Maxim Ariel Small-Cap Value Portfolio	393,215	241,114
Maxim Bernstein International Equity Portfolio	15,494	43
Maxim Conservative Profile I Portfolio	71,044	18,828
Maxim INVESCO ADR Portfolio	560,305	86,425
Maxim Loomis Sayles Bond Portfolio	703,989	275,001
Maxim Loomis Sayles Small-Cap Value Portfolio	1,689,421	961,146
Maxim Moderate Profile I Portfolio	278,327	176,170
Maxim Moderately Aggressive Profile I Portfolio	441,052	139,487
Maxim Moderately Conservative Profile I Portfolio	36,431	29,597
Maxim Money Market Portfolio	8,644,814	9,342,403
Maxim Short Duration Bond Portfolio	207,366	2,705
Maxim T. Rowe Price Equity/Income Portfolio	690,345	944,353
Maxim T. Rowe Price Midcap Growth Portfolio	448,262	426,741
Maxim Trusco Small-Cap Growth Portfolio	468,994	276,128
Maxim U.S. Government Securities Portfolio	354,331	3,807,296
Neuberger Berman Amt Fasciano Portfolio	195,929	70,375
Neuberger Berman Amt Guardian Portfolio	698,203	78,873
Neuberger Berman Amt Mid-Cap Growth Portfolio	97,716	141,634
Neuberger Berman Amt Partners Portfolio	132,012	74,654
Neuberger Berman Amt Regency Portfolio	216,633	55,921
Neuberger Berman Amt Socially Responsive Portfolio	11,536	39,562
Pimco VIT High Yield Portfolio	19,937	4,957
Pimco VIT Low Duration Bond Portfolio	2,691,437	195,163
Pimco VIT Real Return Portfolio	1,451,995	590,712
Pimco VIT Total Return Portfolio	422,740	254,687
Royce Micro-Cap Portfolio	595,467	142,140
Royce Small-Cap Portfolio	1,346,769	29,987
STI Classic VT Large Cap Growth Stock Fund	32,769	21,525
STI Classic VT Small Cap Value Equity Fund	830,746	1,301,350

Total	$50,010,327	$33,925,623

4.	EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant's account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder.

Charges Incurred for Partial Surrenders

The Company deducts from each participant's account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant's account a maximum fee of $100 for each change of death benefit option.

Transfer Fees

The Company deducts from each participant's account a fee of $10 for each transfer between investment divisions in excess of 12 transfers in any calendar year.

Service Charge

The Company deducts from each participant's account an amount equal to a maximum of $15 per month. This charge compensates the Company for certain administrative costs.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed daily, from the net asset value of the Series Account investments, equal to an annual rate that will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. This charge compensates the Company for its assumption of certain mortality, death benefit and expense risks.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the Policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Supplemental Benefit Charges

The Company deducts from each participant's account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy.

Related Party Transactions

The Maxim Series Funds, which are underlying investment divisions, are registered investment companies affiliated with the Company.

GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC "MCM")) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5.	FINANCIAL HIGHLIGHTS

A summary of accumulation units outstanding for variable annuity contracts, the range of the lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2007 is included on the following pages.

The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year. As the total return for each of the periods in the five years ended December 31, 2007 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31						For the year or period ended December 31

	Units (000s)		Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

AIM V.I. CORE EQUITY FUND
2007	144		$13.40	to	$13.00	$1,886	0.25%	to	0.40%	7.63%	to	7.79%
2006	136		$12.45	to	$12.06	$1,658	0.25%	to	0.40%	15.92%	to	16.07%
2005	124		$10.74	to	$10.37	$1,329	0.25%	to	0.40%	2.87%	to	3.08%
2004	187		$10.44	to	$10.44	$1,955	0.40%	to	0.40%	3.83%	to	3.83%
2003	193		$10.05	to	$10.05	$1,944	0.40%	to	0.40%	22.11%	to	22.11%
AIM V.I. FINANCIAL SERVICES FUND
2007	1		$10.81	to	$9.61	$7	0.25%	to	0.40%	(22.51)%	to	(22.44)%
AIM V.I. GLOBAL HEALTH CARE FUND
2007	16		$13.87	to	$12.91	$226	0.25%	to	0.40%	11.41%	to	11.58%
2006	3		$12.45	to	$11.57	$40	0.25%	to	0.40%	4.80%	to	4.99%
2005	1		$11.88	to	$11.02	$17	0.25%	to	0.40%	7.71%	to	7.83%
2004	3		$11.03	to	$11.03	$33	0.40%	to	0.40%	7.14%	to	7.14%
AIM V.I. INTERNATIONAL GROWTH FUND
2007	80		$12.72	to	$12.75	$1,025	0.25%	to	0.40%	14.29%	to	14.45%
AIM V.I. TECHNOLOGY FUND
2007	7		$10.84	to	$12.24	$85	0.25%	to	0.40%	7.22%	to	7.37%
2006	7		$10.11	to	$11.40	$72	0.25%	to	0.40%	10.01%	to	10.25%
2005	3		$9.19	to	$10.34	$26	0.25%	to	0.40%	1.77%	to	1.87%
2004	4		$9.03	to	$9.03	$37	0.40%	to	0.40%	4.22%	to	4.22%
AMERICAN CENTURY VP INCOME & GROWTH FUND
2007	5		$13.02	to	$12.22	$59	0.25%	to	0.40%	(0.46)%	to	(0.33)%
2006	6		$13.08	to	$12.26	$70	0.25%	to	0.40%	16.68%	to	16.87%
2005	6		$11.21	to	$10.49	$64	0.25%	to	0.40%	4.18%	to	4.38%
2004	13		$10.76	to	$10.76	$136	0.40%	to	0.40%	12.54%	to	12.54%
2003	9		$9.56	to	$9.56	$86	0.40%	to	0.40%	28.84%	to	28.84%
AMERICAN CENTURY VP INTERNATIONAL FUND
2007	20		$15.94	to	$17.03	$321	0.25%	to	0.40%	17.55%	to	17.77%
2006	19		$13.56	to	$14.46	$261	0.25%	to	0.40%	24.52%	to	24.66%
2005	17		$10.89	to	$11.60	$181	0.25%	to	0.40%	12.85%	to	13.06%
2004	17		$9.65	to	$9.65	$167	0.40%	to	0.40%	14.47%	to	14.47%
2003	11		$8.43	to	$8.43	$91	0.40%	to	0.40%	24.01%	to	24.01%
AMERICAN CENTURY VP ULTRA FUND
2007	2		$12.79	to	$11.99	$31	0.25%	to	0.40%	20.55%	to	20.75%
2006	2		$10.61	to	$9.93	$19	0.25%	to	0.40%	(3.72)%	to	(3.50)%
2005	1		$11.02	to	$10.29	$9	0.25%	to	0.40%	1.85%	to	1.88%
2004	0	*	$10.87	to	$10.87	$1	0.40%	to	0.40%	10.20%	to	10.20%
AMERICAN CENTURY VP VALUE FUND
2007	113		$19.42	to	$11.84	$1,460	0.25%	to	0.40%	(5.50)%	to	(5.36)%
2006	101		$20.55	to	$12.51	$1,364	0.25%	to	0.40%	18.17%	to	18.35%
2005	69		$17.39	to	$10.57	$1,197	0.25%	to	0.40%	4.63%	to	4.76%
2004	9		$16.62	to	$16.62	$143	0.40%	to	0.40%	13.88%	to	13.88%
2003	5		$14.60	to	$14.60	$75	0.40%	to	0.40%	28.42%	to	28.42%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

DAVIS FINANCIAL PORTFOLIO
2007	3	$12.57	to	$12.62	$34	0.25%	to	0.40%	(6.40)%	to	(6.24)%
DAVIS VALUE PORTFOLIO
2007	1	$13.23	to	$13.29	$15	0.25%	to	0.40%	4.92%	to	5.14%
DREYFUS IP MIDCAP STOCK PORTFOLIO
2007	1	$13.48	to	$11.98	$9	0.25%	to	0.40%	1.13%	to	1.27%
2006	1	$13.33	to	$11.83	$7	0.25%	to	0.40%	7.24%	to	7.45%
2005	1	$12.43	to	$11.01	$7	0.25%	to	0.40%	8.75%	to	8.90%
DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
2007	3	$13.68	to	$13.74	$41	0.25%	to	0.40%	14.19%	to	14.40%
DREYFUS STOCK INDEX FUND
2007	866	$12.41	to	$12.71	$10,858	0.25%	to	0.40%	4.81%	to	5.04%
2006	688	$11.84	to	$12.10	$8,149	0.25%	to	0.40%	15.06%	to	15.24%
2005	653	$10.29	to	$10.50	$6,720	0.25%	to	0.40%	4.26%	to	4.37%
2004	481	$9.87	to	$9.87	$4,747	0.40%	to	0.40%	10.20%	to	10.20%
2003	321	$8.96	to	$8.96	$2,872	0.40%	to	0.40%	27.85%	to	27.85%
DREYFUS VIF APPRECIATION PORTFOLIO
2007	35	$13.25	to	$13.00	$463	0.25%	to	0.40%	6.68%	to	6.82%
2006	29	$12.42	to	$12.17	$364	0.25%	to	0.40%	16.07%	to	16.24%
2005	22	$10.70	to	$10.47	$239	0.25%	to	0.40%	3.88%	to	4.08%
2004	16	$10.30	to	$10.30	$162	0.40%	to	0.40%	4.62%	to	4.62%
2003	8	$9.84	to	$9.84	$76	0.40%	to	0.40%	20.68%	to	20.68%
DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
2007	52	$16.65	to	$16.72	$869	0.25%	to	0.40%	16.60%	to	16.84%
2006	96	$14.28	to	$14.31	$1,374	0.25%	to	0.40%	22.89%	to	22.94%
DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO
2007	40	$14.47	to	$14.53	$581	0.25%	to	0.40%	3.73%	to	3.93%
2006	40	$13.95	to	$13.98	$563	0.25%	to	0.40%	22.15%	to	22.31%
2005	45	$11.42	to	$11.43	$517	0.25%	to	0.40%	14.20%	to	14.30%
DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO
2007	24	$12.51	to	$12.56	$299	0.25%	to	0.40%	(2.27)%	to	(2.10)%
DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO
2007	23	$15.77	to	$15.83	$370	0.25%	to	0.40%	8.91%	to	9.02%
FEDERATED AMERICAN LEADERS FUND II
2007	219	$12.51	to	$11.09	$2,425	0.25%	to	0.40%	(10.00)%	to	(9.91)%
2006	136	$13.90	to	$12.31	$1,878	0.25%	to	0.40%	16.32%	to	16.57%
2005	146	$11.95	to	$10.56	$1,736	0.25%	to	0.40%	4.64%	to	4.76%
2004	66	$11.42	to	$11.42	$750	0.40%	to	0.40%	9.34%	to	9.34%
2003	45	$10.45	to	$10.45	$470	0.40%	to	0.40%	27.19%	to	27.19%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

FEDERATED HIGH INCOME BOND FUND II
2007	9	$14.72	to	$11.69	$118	0.25%	to	0.40%	3.01%	to	3.18%
2006	6	$14.29	to	$11.33	$85	0.25%	to	0.40%	10.43%	to	10.54%
2005	12	$12.94	to	$10.25	$150	0.25%	to	0.40%	2.21%	to	2.40%
2004	30	$12.66	to	$12.66	$376	0.40%	to	0.40%	10.02%	to	10.02%
2003	6	$11.51	to	$11.51	$68	0.40%	to	0.40%	21.72%	to	21.72%
FEDERATED INTERNATIONAL EQUITY FUND II
2007	107	$13.55	to	$14.47	$1,556	0.25%	to	0.40%	9.10%	to	9.29%
2006	81	$12.42	to	$13.24	$1,001	0.25%	to	0.40%	18.40%	to	18.53%
2005	82	$10.49	to	$11.17	$861	0.14%	to	0.40%	8.70%	to	8.87%
2004	27	$9.65	to	$9.65	$259	0.40%	to	0.40%	13.61%	to	13.61%
2003	27	$8.50	to	$8.50	$232	0.40%	to	0.40%	31.33%	to	31.33%
FEDERATED MID CAP GROWTH STRATEGIES FUND II
2007	9	$14.67	to	$14.42	$132	0.25%	to	0.40%	17.55%	to	17.71%
2006	10	$12.48	to	$12.25	$120	0.25%	to	0.40%	7.87%	to	8.02%
2005	7	$11.57	to	$11.35	$81	0.25%	to	0.40%	12.22%	to	12.39%
2004	1	$10.31	to	$10.31	$12	0.40%	to	0.40%	14.90%	to	14.90%
2003	3	$8.97	to	$8.97	$24	0.40%	to	0.40%	39.48%	to	39.48%
FIDELITY VIP CONTRAFUND PORTFOLIO
2007	337	$19.13	to	$15.28	$6,412	0.25%	to	0.40%	16.86%	to	17.00%
2006	257	$16.37	to	$13.06	$4,161	0.25%	to	0.40%	10.98%	to	11.15%
2005	195	$14.75	to	$11.75	$2,856	0.25%	to	0.40%	16.23%	to	16.34%
2004	144	$12.69	to	$12.69	$1,830	0.40%	to	0.40%	14.70%	to	14.70%
2003	33	$11.07	to	$11.07	$362	0.40%	to	0.40%	27.68%	to	27.68%
FIDELITY VIP EQUITY-INCOME PORTFOLIO
2007	1	$13.92	to	$12.81	$8	0.25%	to	0.40%	0.87%	to	1.03%
2006	2	$13.80	to	$12.68	$31	0.25%	to	0.40%	19.48%	to	19.62%
FIDELITY VIP GROWTH PORTFOLIO
2007	117	$10.84	to	$14.27	$1,588	0.25%	to	0.40%	26.19%	to	26.40%
2006	126	$8.59	to	$11.29	$1,244	0.25%	to	0.40%	6.18%	to	6.31%
2005	128	$8.09	to	$10.62	$1,078	0.25%	to	0.40%	5.06%	to	5.15%
2004	167	$7.70	to	$7.70	$1,290	0.40%	to	0.40%	2.71%	to	2.71%
2003	224	$7.50	to	$7.50	$1,676	0.40%	to	0.40%	32.02%	to	32.02%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2007	201	$13.98	to	$10.95	$2,373	0.25%	to	0.40%	3.63%	to	3.79%
2006	263	$13.49	to	$10.55	$3,415	0.25%	to	0.40%	3.69%	to	3.84%
2005	288	$13.01	to	$10.16	$3,746	0.25%	to	0.40%	1.56%	to	1.70%
2004	445	$12.81	to	$12.81	$5,706	0.40%	to	0.40%	3.77%	to	3.77%
2003	482	$12.35	to	$12.35	$5,948	0.40%	to	0.40%	4.52%	to	4.52%
FIDELITY VIP MID CAP PORTFOLIO
2007	191	$18.48	to	$15.38	$3,320	0.25%	to	0.40%	14.85%	to	15.12%
2006	45	$16.09	to	$13.36	$723	0.25%	to	0.40%	11.97%	to	12.08%
2005	42	$14.37	to	$11.92	$597	0.25%	to	0.40%	17.59%	to	17.79%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

JANUS ASPEN BALANCED PORTFOLIO
2007	64	$16.14	to	$13.18	$915	0.25%	to	0.40%	10.10%	to	10.29%
2006	90	$14.66	to	$11.95	$1,224	0.25%	to	0.40%	10.31%	to	10.44%
2005	122	$13.29	to	$10.82	$1,576	0.25%	to	0.40%	7.52%	to	7.66%
2004	155	$12.36	to	$12.36	$1,916	0.40%	to	0.40%	8.09%	to	8.09%
2003	111	$11.44	to	$11.44	$1,269	0.40%	to	0.40%	13.60%	to	13.60%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2007	423	$15.79	to	$11.29	$5,132	0.25%	to	0.40%	6.62%	to	6.81%
2006	303	$14.81	to	$10.57	$4,443	0.25%	to	0.40%	3.78%	to	3.93%
2005	304	$14.27	to	$10.17	$4,331	0.25%	to	0.40%	1.64%	to	1.70%
2004	387	$14.04	to	$14.04	$5,440	0.40%	to	0.40%	3.55%	to	3.55%
2003	393	$13.56	to	$13.56	$5,327	0.40%	to	0.40%	5.97%	to	5.97%
JANUS ASPEN FORTY PORTFOLIO
2007	156	$20.25	to	$16.99	$2,868	0.25%	to	0.40%	36.46%	to	36.58%
2006	163	$14.84	to	$12.44	$2,207	0.25%	to	0.40%	8.88%	to	9.12%
2005	163	$13.63	to	$11.40	$2,223	0.25%	to	0.40%	12.46%	to	12.54%
2004	61	$12.12	to	$12.12	$742	0.40%	to	0.40%	17.76%	to	17.76%
2003	41	$10.29	to	$10.29	$425	0.40%	to	0.40%	20.06%	to	20.06%
JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO
2007	5	$10.81	to	$10.82	$53	0.25%	to	0.40%	8.10%	to	8.20%
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
2007	64	$14.85	to	$14.88	$944	0.25%	to	0.40%	27.80%	to	27.94%
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
2007	173	$11.96	to	$13.84	$2,389	0.25%	to	0.40%	9.12%	to	9.32%
2006	144	$10.96	to	$12.66	$1,632	0.25%	to	0.40%	17.72%	to	17.88%
2005	145	$9.31	to	$10.74	$1,355	0.25%	to	0.40%	5.44%	to	5.60%
2004	120	$8.83	to	$8.83	$1,058	0.40%	to	0.40%	4.36%	to	4.36%
2003	121	$8.46	to	$8.46	$1,020	0.40%	to	0.40%	23.50%	to	23.50%
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
2007	58	$16.60	to	$13.55	$946	0.25%	to	0.40%	6.68%	to	6.86%
2006	49	$15.56	to	$12.68	$739	0.25%	to	0.40%	15.09%	to	15.27%
2005	16	$13.52	to	$11.00	$215	0.25%	to	0.40%	8.33%	to	8.48%
2004	18	$12.48	to	$12.48	$222	0.40%	to	0.40%	16.42%	to	16.42%
MAXIM ARIEL MIDCAP VALUE PORTFOLIO
2007	234	$20.76	to	$11.39	$2,832	0.25%	to	0.40%	(1.61)%	to	(1.47)%
2006	170	$21.10	to	$11.56	$3,309	0.25%	to	0.40%	10.88%	to	11.05%
2005	183	$19.03	to	$10.41	$3,328	0.25%	to	0.40%	2.98%	to	3.17%
2004	176	$18.48	to	$18.48	$3,248	0.40%	to	0.40%	11.83%	to	11.83%
2003	103	$16.53	to	$16.53	$1,703	0.40%	to	0.40%	29.06%	to	29.06%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
2007	87	$14.31	to	$10.88	$1,046	0.25%	to	0.40%	(2.85)%	to	(2.68)%
2006	82	$14.73	to	$11.18	$1,027	0.25%	to	0.40%	12.10%	to	12.25%
2005	121	$13.14	to	$9.96	$1,581	0.25%	to	0.40%	(0.90)%	to	(0.80)%
2004	137	$13.26	to	$13.26	$1,817	0.40%	to	0.40%	21.68%	to	21.68%
2003	51	$10.90	to	$10.90	$555	0.40%	to	0.40%	28.72%	to	28.72%
MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO
2007	1	$9.92	to	$9.93	$13	0.25%	to	0.40%	(0.80)%	to	(0.70)%
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
2007	10	$15.12	to	$11.82	$139	0.25%	to	0.40%	5.15%	to	5.25%
2006	7	$14.38	to	$11.23	$90	0.25%	to	0.40%	7.31%	to	7.57%
2005	4	$13.40	to	$10.44	$52	0.25%	to	0.40%	3.80%	to	3.88%
2004	3	$12.91	to	$12.91	$45	0.40%	to	0.40%	6.49%	to	6.49%
2003	2	$12.12	to	$12.12	$23	0.40%	to	0.40%	10.88%	to	10.88%
MAXIM INVESCO ADR PORTFOLIO
2007	74	$17.91	to	$15.05	$1,244	0.25%	to	0.40%	6.99%	to	7.19%
2006	54	$16.74	to	$14.04	$890	0.25%	to	0.40%	23.36%	to	23.59%
2005	99	$13.57	to	$11.36	$1,346	0.25%	to	0.40%	10.87%	to	10.94%
2004	37	$12.24	to	$12.24	$450	0.40%	to	0.40%	19.16%	to	19.16%
2003	29	$10.27	to	$10.27	$295	0.40%	to	0.40%	30.78%	to	30.78%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
2007	272	$21.44	to	$12.45	$3,756	0.25%	to	0.40%	7.63%	to	7.79%
2006	193	$19.92	to	$11.55	$3,332	0.25%	to	0.40%	10.67%	to	10.84%
2005	186	$18.00	to	$10.42	$3,061	0.25%	to	0.40%	3.33%	to	3.48%
2004	167	$17.42	to	$17.42	$2,917	0.40%	to	0.40%	10.54%	to	10.54%
2003	131	$15.76	to	$15.76	$2,059	0.40%	to	0.40%	29.58%	to	29.58%
MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
2007	133	$15.10	to	$12.97	$1,795	0.25%	to	0.40%	2.79%	to	2.94%
2006	98	$14.69	to	$12.60	$1,240	0.25%	to	0.40%	17.52%	to	17.76%
2005	91	$12.50	to	$10.70	$1,141	0.25%	to	0.40%	5.66%	to	5.73%
MAXIM MODERATE PROFILE I PORTFOLIO
2007	27	$16.02	to	$12.76	$420	0.25%	to	0.40%	6.73%	to	6.87%
2006	23	$15.01	to	$11.94	$325	0.25%	to	0.40%	11.52%	to	11.69%
2005	51	$13.49	to	$10.69	$663	0.25%	to	0.40%	5.82%	to	6.05%
2004	11	$12.72	to	$12.72	$141	0.40%	to	0.40%	10.89%	to	10.89%
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
2007	47	$16.28	to	$13.18	$770	0.25%	to	0.40%	6.82%	to	6.98%
2006	33	$15.24	to	$12.32	$498	0.25%	to	0.40%	13.31%	to	13.55%
2005	19	$13.45	to	$10.85	$255	0.25%	to	0.40%	7.26%	to	7.32%
2004	8	$12.54	to	$12.54	$106	0.40%	to	0.40%	12.92%	to	12.92%
2003	3	$11.11	to	$11.11	$32	0.40%	to	0.40%	23.48%	to	23.48%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31						For the year or period ended December 31

	Units (000s)		Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
2007	3		$15.26	to	$12.39	$52	0.25%	to	0.40%	6.05%	to	6.17%
2006	3		$14.39	to	$11.67	$47	0.25%	to	0.40%	9.43%	to	9.58%
2005	1		$13.15	to	$10.65	$15	0.25%	to	0.40%	5.54%	to	5.65%
2004	0	*	$12.51	to	$12.51	$1	0.40%	to	0.40%	9.23%	to	9.23%
MAXIM MONEY MARKET PORTFOLIO
2007	934		$12.53	to	$11.17	$11,306	0.25%	to	0.40%	4.33%	to	4.49%
2006	1,000		$12.01	to	$10.69	$11,960	0.25%	to	0.40%	4.16%	to	4.29%
2005	545		$11.53	to	$10.25	$6,281	0.25%	to	0.40%	2.31%	to	2.50%
2004	304		$11.27	to	$11.27	$3,428	0.40%	to	0.40%	0.54%	to	0.54%
2003	435		$11.21	to	$11.21	$4,874	0.40%	to	0.40%	0.32%	to	0.32%
MAXIM SHORT DURATION BOND PORTFOLIO
2007	20		$10.28	to	$10.29	$206	0.25%	to	0.40%	2.80%	to	2.90%
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
2007	93		$15.07	to	$12.78	$1,282	0.25%	to	0.40%	2.80%	to	2.98%
2006	114		$14.66	to	$12.41	$1,579	0.25%	to	0.40%	18.61%	to	18.87%
2005	106		$12.36	to	$10.44	$1,306	0.25%	to	0.40%	3.69%	to	3.88%
2004	68		$11.92	to	$11.92	$811	0.40%	to	0.40%	14.57%	to	14.57%
2003	21		$10.40	to	$10.40	$216	0.40%	to	0.40%	25.13%	to	25.13%
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
2007	28		$15.92	to	$14.30	$446	0.25%	to	0.40%	16.37%	to	16.54%
2006	29		$13.68	to	$12.27	$402	0.25%	to	0.40%	6.29%	to	6.51%
2005	39		$12.87	to	$11.52	$502	0.25%	to	0.40%	13.69%	to	13.83%
MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO
2007	131		$11.50	to	$12.14	$1,579	0.25%	to	0.40%	11.76%	to	11.99%
2006	116		$10.29	to	$10.84	$1,199	0.25%	to	0.40%	2.29%	to	2.46%
2005	135		$10.06	to	$10.58	$1,364	0.25%	to	0.40%	4.14%	to	4.34%
2004	121		$9.66	to	$9.66	$1,170	0.40%	to	0.40%	5.57%	to	5.57%
2003	84		$9.15	to	$9.15	$765	0.40%	to	0.40%	30.43%	to	30.43%
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
2007	224		$15.30	to	$11.28	$2,666	0.25%	to	0.40%	6.10%	to	6.21%
2006	423		$14.42	to	$10.62	$6,053	0.25%	to	0.40%	3.89%	to	4.12%
2005	367		$13.88	to	$10.20	$5,085	0.25%	to	0.40%	1.76%	to	1.90%
2004	365		$13.64	to	$13.64	$4,983	0.40%	to	0.40%	3.48%	to	3.48%
2003	417		$13.18	to	$13.18	$5,501	0.40%	to	0.40%	2.16%	to	2.16%
NEUBERGER BERMAN AMT FASCIANO PORTFOLIO
2007	20		$11.80	to	$10.94	$233	0.25%	to	0.40%	0.08%	to	0.27%
2006	10		$11.79	to	$10.91	$112	0.25%	to	0.40%	4.80%	to	5.00%
2005	6		$11.25	to	$10.39	$66	0.25%	to	0.40%	2.55%	to	2.67%
(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31						For the year or period ended December 31

	Units (000s)		Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
2007	184		$16.64	to	$13.24	$2,437	0.25%	to	0.40%	6.94%	to	7.12%
2006	112		$15.56	to	$12.36	$1,669	0.25%	to	0.40%	12.92%	to	13.08%
2005	115		$13.78	to	$10.93	$1,538	0.25%	to	0.40%	7.99%	to	8.11%
2004	62		$12.76	to	$12.76	$794	0.40%	to	0.40%	15.35%	to	15.35%
2003	36		$11.06	to	$11.06	$404	0.40%	to	0.40%	31.24%	to	31.24%
NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO
2007	41		$16.88	to	$16.09	$675	0.25%	to	0.40%	22.05%	to	22.26%
2006	43		$13.83	to	$13.16	$591	0.25%	to	0.40%	14.20%	to	14.34%
2005	41		$12.11	to	$11.51	$496	0.25%	to	0.40%	13.28%	to	13.51%
2004	34		$10.69	to	$10.69	$366	0.40%	to	0.40%	15.85%	to	15.85%
2003	49		$9.22	to	$9.22	$453	0.40%	to	0.40%	27.56%	to	27.56%
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
2007	54		$18.29	to	$14.41	$783	0.25%	to	0.40%	8.87%	to	9.08%
2006	48		$16.80	to	$13.21	$785	0.25%	to	0.40%	11.78%	to	11.95%
2005	49		$15.03	to	$11.80	$732	0.25%	to	0.40%	17.61%	to	17.76%
2004	18		$12.78	to	$12.78	$227	0.40%	to	0.40%	18.50%	to	18.50%
2003	9		$10.78	to	$10.78	$99	0.40%	to	0.40%	34.55%	to	34.55%
NEUBERGER BERMAN AMT REGENCY PORTFOLIO
2007	15		$10.54	to	$10.57	$159	0.25%	to	0.40%	2.83%	to	3.02%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
2007	4		$17.32	to	$13.13	$59	0.25%	to	0.40%	7.18%	to	7.36%
2006	6		$16.16	to	$12.23	$82	0.25%	to	0.40%	13.24%	to	13.35%
2005	6		$14.27	to	$10.79	$80	0.25%	to	0.40%	6.41%	to	6.62%
2004	1		$13.41	to	$13.41	$16	0.40%	to	0.40%	12.84%	to	12.84%
2003	0	*	$11.89	to	$11.89	$4	0.40%	to	0.40%	33.85%	to	33.85%
PIMCO VIT HIGH YIELD PORTFOLIO
2007	5		$12.68	to	$11.71	$60	0.25%	to	0.40%	3.17%	to	3.26%
2006	4		$12.29	to	$11.34	$47	0.25%	to	0.40%	8.57%	to	8.83%
2005	2		$11.32	to	$10.42	$25	0.25%	to	0.40%	3.76%	to	3.89%
PIMCO VIT LOW DURATION BOND PORTFOLIO
2007	270		$11.28	to	$11.21	$3,031	0.25%	to	0.40%	6.92%	to	7.07%
2006	43		$10.55	to	$10.47	$454	0.25%	to	0.40%	3.53%	to	3.77%
2005	28		$10.19	to	$10.09	$281	0.25%	to	0.40%	0.59%	to	0.70%
PIMCO VIT REAL RETURN PORTFOLIO
2007	165		$12.12	to	$11.24	$1,909	0.25%	to	0.40%	10.18%	to	10.41%
2006	87		$11.00	to	$10.18	$955	0.25%	to	0.40%	0.00%	to	0.49%
2005	40		$11.00	to	$10.13	$437	0.25%	to	0.40%	1.95%	to	1.81%
PIMCO VIT TOTAL RETURN PORTFOLIO
2007	162		$11.92	to	$11.48	$1,864	0.25%	to	0.40%	8.36%	to	8.51%
2006	154		$11.00	to	$10.58	$1,626	0.25%	to	0.40%	3.38%	to	3.52%
2005	142		$10.64	to	$10.22	$1,514	0.25%	to	0.40%	2.01%	to	2.20%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

ROYCE MICRO-CAP PORTFOLIO
2007	38	$10.56	to	$10.59	$401	0.25%	to	0.40%	3.23%	to	3.42%
ROYCE SMALL-CAP PORTFOLIO
2007	118	$10.02	to	$10.05	$1,184	0.25%	to	0.40%	(2.72)%	to	(2.62)%
STI CLASSIC VT LARGE CAP GROWTH STOCK FUND
2007	9	$14.00	to	$12.61	$120	0.25%	to	0.40%	14.85%	to	14.95%
2006	8	$12.19	to	$10.97	$100	0.25%	to	0.40%	10.42%	to	10.58%
2005	5	$11.04	to	$9.92	$59	0.25%	to	0.40%	(1.34)%	to	(1.20)%
2004	3	$11.19	to	$11.19	$38	0.40%	to	0.40%	6.33%	to	6.33%
STI CLASSIC VT SMALL CAP VALUE EQUITY FUND
2007	48	$20.62	to	$13.46	$984	0.25%	to	0.40%	2.18%	to	2.28%
2006	81	$20.18	to	$13.16	$1,640	0.25%	to	0.40%	15.64%	to	15.85%
2005	62	$17.45	to	$11.36	$1,081	0.25%	to	0.40%	11.43%	to	11.59%
2004	23	$15.66	to	$15.66	$356	0.40%	to	0.40%	23.70%	to	23.70%
2003	7	$12.66	to	$12.66	$84	0.40%	to	0.40%	37.88%	to	37.88%

*	The Investment Division has units that round to less than 1,000 units.	(Concluded)

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)

Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to initial Registrant’s Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).

(b)	Custodian Agreements. None.

(c)

Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great-West”) and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963).

(d)	Policies.

(d)(1)	Specimen Policy (issued prior to January 1, 2009) is incorporated by reference to Registrant’s initial Registration Statement on Form S-6 filed on January 12, 1999 (File No. 333-70963).

(d)(2)	Specimen Policy Form 355-CSO (for policies issued after January 1, 2009) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008.

(d)(3)

Specimen Term Life Insurance Rider (issued prior to January 1, 2009) is incorporated by reference to Registrant’s initial Registration Statement on Form S-6 filed on January 12, 1999 (File No. 333-70963).

(d)(4)

Specimen Term Life Insurance Rider (Form J355rider-CSO for policies issued after January 1, 2009 ) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008.

(d)(5)	Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form S-6 filed on April 27, 2000 (File No. 333-709630.

(d)(6)	Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333-70963).

(d)(7)	Change of Insured Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File No. 333-70963 and 811-09201).

(d)(8)	Specimen Fixed Account Endorsement Form 379 (for policies issued after January 1, 2009) is filed herewith.

(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).

(f)	(f)(1)

Depositor’s Certificate of Incorporation. Copy of Articles of Incorporation of Great-West, as amended, is incorporated by reference to Pre-Effective Amendment No. 2 on Form S-1 of Great-West filed on October 29, 1996, (File No. 333-01173).

(f)(2)

By-Laws of Great-West is incorporated by reference to Amendment No. 1 on Form 10-K of Great-West filed on March 31, 1998 (File No. 333-01173); Amended Bylaws of Great-West are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No. 2-89550).

(g)

Reinsurance Contracts. Form of Reinsurance Contract between Great-West and Security Life of Denver is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963).

(h)	Participation Agreements.

(h)(1)

Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated March 30, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File Nos. 333-70963).

(h)(2)

First Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West Life and Annuity Insurance Company (“First Great-West”) on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(3)

Second Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(4)

Third Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(5)

Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(6)

First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(7)

Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(8)

Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(9)

Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(10)

Fund Participation Agreement among Great-West, First Great-West, American Funds Insurance Series and Capital Research and Management Company dated January 28, 2008 is incorporated by reference to Registrant’s Post-Effective No. 16 on Form N-6 filed on April 21, 2008 (File No. 33-70963)

(h)(11)

Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(12)

First Amendment to Fund Participation Agreement among Great-West, First Great-West, Davis Variable Account Fund, Inc., David Selected Advisers, L.P, and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(13)

Fund Participation Agreement between Great-West and Dreyfus Life & Annuity Index Fund, Inc., dated December 31, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(14)

Amendment to Fund Participation Agreement between Great-West and Dreyfus Life & Annuity Index Fund, Inc., dated March 15, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(15)

Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Life & Annuity Index Fund, Inc., and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(16)

Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(17)

Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(18)

Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(19)

Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated October 6, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(20)

Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated December 31, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(21)

Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated January 1, 2002 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-2 Series Account of First Great-West on Form N-6 filed on October 10, 2007 (File No. 333-144503).

(h)(22)

Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, and First Great-West dated November 26, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(23)

Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(24)

First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(25)

Second Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(26)

Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated May 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(27)

First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(28)

Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(29)

First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(30)

Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Registrant’s Post Effective Amendment No. 15 to the Registration Statement filed on Form N-6 on April 26, 2007 (File No. 333-70963).

(h)(31)

Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(32)

Second Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(33)

Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(34)

Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(35)

Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(36)

Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(37)

Third Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(38)

Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series, and Janus Capital Corporation dated January 31, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008.

(h)(39)	Agreement between Great-West and Maxim Series Fund, Inc. is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(40)

Amendment to Agreement between Great-West, First Great-West and Maxim Series Fund, Inc. dated November 7, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(41)

Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(42)

Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(43)

Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No. 333-70963).

(h)(44)

First Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First-Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(45)

Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(46)

First Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West filed on September 21, 2007 (File No. 333-146241) .

(h)(47)

Second Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West filed on September 21, 2007 (File No. 333-146241).

(h)(48)

Fund Participation Agreement among Great-West, STI Classic Variable Trust (now known as RidgeWorth Variable Trust), Trusco Capital Management, Inc. (now known as RidgeWorth Capital Management, Inc.), and SEI Investments Distribution Company, dated June 21, 2002 is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963).

(h)(49)

First Amendment to Participation Agreement among Great-West, STI Classic Variable Trust (now known as RidgeWorth Variable Trust), Trusco Capital Management, Inc. (now known as RidgeWorth Capital Management, Inc.), SEI Investments Distribution Co. and First Great-West dated September 17, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007. (File No. 333-145333).

(h)(50)

Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Registrant’s Post Effective Amendment No. 15 to the Registration Statement filed on Form N-6 on April 26, 2007 (File No. 333-70963).

(h)(51)

Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West dated October 11, 2007 is incorporated by reference to Registrant's Post Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008. (File No. 333-70963).

(h)(52)

Participation Agreement among Putnam Variable Trust, Putnam Management Limited Partnership, Great-West and First Great-West dated April 30, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008. (File No. 333-70963).

(i)	Administrative Contracts. None.

(j)

Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement filed on Form N-6 on April 26, 2007 (File No. 333-70963).

(k)

Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999 (File No. 333-70963)

(l)	Actuarial Opinion. None.

(m)	Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant’s Post Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).

(n)	Other Opinions.

(n)(1)	Legal Consent of Jorden Burt, LLP is filed herewith.

(n)(2)	Independent Registered Public Accounting Firm’s consent is filed herewith.

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. None.

(q)	Redeemability Exemption. None.

(r)

Power of Attorney for Raymond L.S. McFeetors is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008. Powers of Attorney for W. Mackness, R.J Orr and P.K. Ryan are incorporated by reference to Registrant's Post Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008. The Powers of Attorney for the other Directors are incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement filed on Form N-6 on April 26, 2007 (File No. 333-70963).

Item 27. Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor
J. Balog	2205 North Southwinds Boulevard, Apt. 307 Vero Beach, Florida 32963	Director
J. L. Bernbach	32 East 57 Street, 10th Floor New York, NY 10022	Director
O. T. Dackow	8515 East Orchard Road Greenwood Village, CO 80111	Director

A. Desmarais	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P. Desmarais, Jr.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M.T.G. Graye	8515 E. Orchard Road Greenwood Village, CO 80111	Director, President and Chief Executive Officer
K. P. Kavanagh, C. M.	100 Osborne Street North Winnipeg, Manitoba, Canada R3C 3A5	Director
A. Louvel	P.O. Box 1073 38 Beach Lane Wainscott, NY 11975	Director
W. Mackness	696 Whitehaven Crescent London, Ontario, Canada N6G 4V4	Director
R. L. McFeetors	8515 East Orchard Road Greenwood Village, CO 80111	Chairman of the Board
J. E. A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 255 Commercial Street North Sydney, Nova Scotia, Canada B2A 3M2	Director
D. A. Nield	330 University Avenue Toronto, Ontario, Canada M5G 1R8	Director
R.J. Orr	Power Financial Corporation 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M. Plessis-Bélair, F. C. A.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P.K. Ryan	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
B. E. Walsh	Saguenay Capital, LLC Two Manhattanville Rd, #403 Purchase, New York 10577	Director
S. M. Corbett	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Investment Officer
C. H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Marketing/Healthcare/National Accounts 401(k)
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, FASCore Operations
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Controller
R. J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Executive Benefits Markets
J. L. McCallen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Financial Officer
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Corporate Resources
S. A. Miller	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Financial Services Systems

C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Retirement Services
G. E. Seller	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Government Markets
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Individual Markets

Item 28. Person Controlled by or Under Common Control with the Depositor or the

Registrant.

Organizational Chart – September 30, 2008

I.     OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais

        99.999% - Pansolo Holding Inc.
                   100% - 3876357 Canada Inc.
                   100% - 3439496 Canada Inc.
                 100% - Capucines Investments Corporation
                     32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
                                94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
           62.09% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows. There are issued and outstanding as of September 30, 2008 407,448,765 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 895,996,485.

Pansolo Holding Inc. owns directly 23,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 26,892,953 or 3.00% of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively  4.54% ,  0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.83% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 62.09%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,361,750 SVS of PCC.

II.     OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.     Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada

 100.0% - 2795957 Canada Inc.
  100.0% - 171263 Canada Inc.
      59.8% - Power Financial Corporation
        70.2% - Great-West Lifeco Inc.
         100.0% - Great-West Financial (Canada) Inc.
         100.0% - Great-West Financial (Nova Scotia) Co.
           100.0% - Great-West Lifeco U.S. Inc.
           100.0% - GWL&A Financial Inc.

                           60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
                           60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

                           60.0% - Great-West Life & Annuity Insurance Capital, LLC
                           60.0% - Great-West Life & Annuity Insurance Capital, LLC II

                          100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

                                            100.0% - First Great-West Life & Annuity Insurance Company (Fed ID # 13-2690792 - NAIC # 79359, NY)

                                            100.0% - Advised Assets Group, LLC

                                            100.0% - BenefitsCorp, Inc.
                                                            100.0% - GWFS Equities, Inc.

                                           100.0% - Canada Life Insurance Company of America (NAIC #81060, MI)

                                                           100.0% - Great-West Life & Annuity Insurance Company of South Carolina

                                           100.0% - National Plan Coordinators of Delaware, Inc.
                                           100.0% - Emjay Corporation
                                                           100.0% - EMJAY Retirement Plan Services, Inc.
                                            100.0% - Great-West Healthcare of Arizona, Inc. (NAIC # 95797, AZ)

100.0% - Great-West Healthcare of Georgia, Inc. (NAIC # 95569, GA)

                                          100.0% - Great-West Healthcare of Kansas/Missouri, Inc. (NAIC #10253, KS)

                                            100.0% - GW Investor Services, LLC
                                            100.0% - FASCore, LLC
                                            100.0% - GWL Properties Inc.
                                              50.0% - Westkin Properties Ltd.
                                            100.0% - Great-West Benefit Services, Inc.
                                              85.48% - Maxim Series Fund, Inc.
                                           100.0% - GW Capital Management, LLC
                                                          100.0% - Orchard Capital Management, LLC
                                           100.0% - Orchard Trust Company, LLC
                                           100.0% - Lottery Receivable Company One LLC
                                           100.0% - LR Company II, L.L.C.
                                           100.0% - Singer Collateral Trust IV
                                           100.0% - Singer Collateral Trust V

B.     Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada

  100.0% - 2795957 Canada Inc.
    100.0% - 171263 Canada Inc.
       59.8% - Power Financial Corporation
         70.2% - Great-West Lifeco Inc.
           100.0% - Great-West Financial (Canada) Inc.
             100.0% - Great-West Financial (Nova Scotia) Co.
               100% - Great-West Lifeco U.S., Inc.
                  100% - Putnam Investments, LLC
                     100.0% - Putnam Acquisition Financing Inc.
                        100.0% - Putnam Acquisition Financing LLC
                           100.0% - Putnam Holdings LLC.
                              99.0% - Putnam General Partnershi (1% owned by Putnam U.S. Holdings I Inc.)

                                   100% - Endeavor Holding LLC
                                           100.0% -Putnam, LLC
                                                   99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
                                                 100.0% - Putnam Retail Management GP, Inc.
                                                 100.0% - Putnam Investment Management, LLC
                                                 100.0% - Putnam Advisory Company GP, Inc.
                                                   99.0% - Putnam Advisory Company, Limited Partnership (1% owned by Putnam Advisory Company GP, Inc.)
                                                                 100.0% - The Putnam Advisory Company, LLC
                        100.0% - Putnam U.S. Holdings I Inc.
                        100.0% - Putnam U.S. Holdings II Inc
                           99.0% - Putnam Investment II LP (1% owned by Putnam U.S. Holdings II Inc.)
                                         100.0% - Putnam U.S. Holdings I, LLC
                                             84.0% - PanAgora Asset Management, Inc.

                                                           41% - Union PanAgora Asset Management GmbH
                                             100.0% -Putnam GP Inc.
                                             100.0% - PII Holdings, Inc.
                                              99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
                                             100.0% - Putnam Investor Services, Inc.
                                             100.0% - Putnam Investment Holdings, LLC
                                                 100.0% - Putnam Aviation Holdings, LLC
                                                 100.0% - Putnam Capital, LLC
                                                       80.0% - TH Lee Putnam Capital Management, LLC
                         100.0% - Putnam Fiduciary Trust Company

                     100.0% - Putnam International Holdings LLC

                                     100.0% - Putnam Investments Inc. (Canada)

                                     100.0% - Putnam Investments Limited (Ireland)

                                     100.0% - Putnam Investments Australia Pty Limited

                                     100.0% - Putnam Investments Securities Co., Ltd. (Japan)

                                     100.0% - Putnam International Distributors, Ltd. (Cayman)

                                            100.0% - Putnam Investments Argentina S.A.

                                     100.0% - Putnam Investments Limited (U.K.)

                                             100.0% - New Flag UK Holdings Limited

                                                 100.0% - New Flag Asset Management Limited (UK)

C.     The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - 2795957 Canada Inc.

  100.0% - 171263 Canada Inc.

    59.8% - Power Financial Corporation
       70.2% - Great-West Lifeco Inc.

          100.0% - 2142540 Ontario Inc.

                 100.0% - Great-West Lifeco Finance (Delware) LP

                     100.0% - Great-West Lifeco Finance (Delaware) LLC

          100.0% - 2023308 Ontario Inc.

                    100.0% - Great-West Life & Annuity Insurance Capital, LP
                                   40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
                                                 40.0% - Great-West Life & Annuity Insurance Capital, LLC
                  100.0% - Great-West Life & Annuity Insurance Capital, LP II
                                   40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
                                                40.0% - Great-West Life & Annuity Insurance Capital, LLC II

          100.0% - 217866 Ontario Inc.

                100.0% - Great-West Lifeco Finance (Delaware) LP II

                      100.0% - Great-West Lifeco Finance (Delaware) LLC II

          100.0% - 2023310 Ontario Inc.
          100.0% - 2023311 Ontario Inc.
          100.0% - 6109756 Canada Inc.

          100.0% - 6922023 Canada Inc.

          100.0% - The Great-West Life Assurance Company (NAIC #80659, MI)

                   71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)

                                    100.0% - GWL THL Private Equity II Inc.
                                    100.0% - Great-West Investors Holdco Inc.
                                    100.0% - Great-West Investors LLC

                                                    100.0% - Great-West Investors LP Inc.

                                                                    100.0% - Great-West Investors GP Inc.

                                                                                    100.0% - Great-West Investors LP

                                                                                                    100.0% - T.H. Lee Interests

                  100.0% - Gold Circle Insurance Company
                  100.0% - GWL Realty Advisors Inc.
                                   100.0% - GWL Realty Advisors U.S., Inc.
                                   100.0% - RA Real Estate Inc.

                                                   0.1% RMA Real Estate LP
                                   100.0% - Vertica Resident Services Inc.

                  100.0% - GWL Investment Management Ltd.

                  100.0% - 801611 Ontario Limited

                  100.0% - 118050 Canada Inc.

                  100.0% - 1213763 Ontario Inc.

                                  70.0% - Kings Cross Shopping Centre Ltd.

                  100.0% - 681348 Alberta Ltd.

                100.0% - The Owner: Condominium Plan No 8510578

                    50.0% - 3352200 Canada Inc.
                  100.0% - 1420731 Ontario Limited
                  100.0% - 1455250 Ontario Limited
                  100.0% - CGWLL Inc.
                    65.0% - The Walmer Road Limited Partnership
                    50.0% - Laurier House Apartments Limited

                  100.0% - 2024071 Ontario Limited
                  100.0% - High Park Bayview Inc.
                    75.0% - High Park Bayview Limited Partnership
                    50.0% - KAB Properties Inc.
                     5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
                 100.0% - 647679 B.C. Ltd.
                 100.0% - Red Mile Acquisitions Inc.
                   70.0% - TGS North American Real Estate Investment Trust

                                  100.0% - TGS Trust

                   70.0% - RMA Investment Company (Formerly TGS Investment Company)

                                 100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
                                 100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
                                 100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

                                                 100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]

                                                                  100.0% - RMA American Realty Corp.

                                                                                1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

                                                                  99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
                                                                  30.0% - SFS Management LLC

                                100.0% - 1218023 Alberta Ltd.

                                                50% - special shares in RMA (U.S.) Realty LLC (Delaware)

                                100.0% - 1214931 Alberta Ltd.

                                                 50% - special shares in RMA (U.S.) Realty LLC (Delaware)

                    70.0% - RMA Real Estate LP
                                  100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
                                  100.0% - S-8025 Holdings Ltd.
                                  100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
                                  100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
                                  100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
                   70.0% - KS Village (Millstream) Inc.

                   70.0% - Troup Beau Developments Limited

                   70.0% - 0726861 B.C. Ltd.

                 100.0% - London Insurance Group Inc.

                                 100.0% - Trivest Insurance Network Limited
                                 100.0% - The Motion Picture Bond Company Inc.
                                 100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)

                                              30.0% - Kings Cross Shopping Centre Ltd.

                                              30.0% - 0726861 B.C. Limited

                                              30.0% - TGS North American Real Estate Investment Trust

                                                               100.0% - TGS Trust

                                              30.0% - RMA Investment Company (Formerly TGS Investment Company)

                                                               100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
                                                               100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
                                                               100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

                                                                              100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]

                                                                                             100.0% - RMA American Realty Corp.

                                                                                                             1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

                                                                              99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
                                                                             30.0% - SFS Management LLC

                                                              100.0% - 1218023 Alberta Ltd.

                                                                              50% - special shares in RMA (U.S.) Realty LLC (Delaware)

                                                              100.0% - 1214931 Alberta Ltd.

                                                                              50% - special shares in RMA (U.S.) Realty LLC (Delaware)
                                   30.0% - RMA Real Estate LP

                                 100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
                                 100.0% - S-8025 Holdings Ltd.
                                 100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
                                 100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

                                 100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.

                100.0% - London Capital Management Ltd.
                100.0% - 1319399 Ontario Inc.

                100.0% - 3853071 Canada Limited

                  50.0% - Laurier House Apartments Limited
                100.0% - 389288 B.C. Ltd.
                100.0% - Quadrus Investment Services Ltd.
                  35.0% - The Walmer Road Limited Partnership

                100.0% - 177545 Canada Limited
                100.0% - Lonlife Financial Services Limited
                  88.0% - Neighborhood Dental Services Ltd.

                100.0% - Toronto College Park Ltd.
                  25.0% - PVS Preferred Vision Services Inc.

                  25.0% - High Park Bayview Limited Partnership
                  50.0% - KAB Properties Inc.
                  30.0% - KS Village (Millstream) Inc.

                 100.0% - London Life Financial Corporation

                              89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)

                100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)

                                        100.0% - London Life & Casualty Reinsurance Corporation

                                           100.0% - Trabaja Reinsurance Company Ltd.
                                           100.0% - London Life and Casualty (Barbados) Corporation

                             100.0% - LRG (US), Inc.

                                           100.0% - London Life International Reinsurance Corporation

                                           100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)

                                           100.0% - HRMP, Inc.

                                                        51.0% - Health Reinsurance Management Partnership (HRMP) (Massachusetts)

                                                        100.0% - HRMP II, Inc.

                                                                           49% Health Reinsurance Management Partnership (HRMP) (Massachusetts)

     100.0% - Canada Life Financial Corporation

                          100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)

                                            100.0% - Canada Life Brasil LTDA

                                            100.0% - Canada Life Capital Corporation, Inc.
                                                           100.0% - Canada Life International Holdings, Limited
                                                                            100.0% - Canada Life International Services Limited

                                                                            100.0% - Canada Life International, Limited

                                                                                             100.0% - CLI Institutional Limited

                                                                            100.0% - Canada Life Irish Holding Company, Limited
                                                                                           100.0% - Lifescape Limited
                                                                                           100.0% - Setanta Asset Management Limited
                                                                                           100.0% - Canada Life Group Services Limited
                                                                                           100.0% - Canada Life Europe Investment Limited
                                                                                                            78.67% - Canada Life Assurance Europe Limited
                                                                                                           100.0% - Canada Life Europe Management Services, Limited
                                                                                                                           21.33% - Canada Life Assurance Europe Limited
                                                                                          100.0% - Canada Life Assurance (Ireland), Limited
                                                                                                           100.0% - F.S.D. Investments, Limited
                                                                                          100.0% - Canada Life International Re, Limited
                                                                                                          100.0% - Canada Life Reinsurance International, Ltd.
                                                                                                          100.0% - Canada Life Reinsurance, Ltd.
                                                                                        100.0% - The Canada Life Group (U.K.), Limited

                                                                                                          100.0% - Canada Life Pension Managers & Trustees, Limited

                                                                                                          100.0% - Canada Life Asset Management Limited

                                                                                                          100.0% - Canada Life European Real Estate Limited

                                                                                                          100.0% - Canada Life Trustee Services (U.K.), Limited
                                                                                                          100.0% - CLFIS (U.K.), Limited
                                                                                                          100.0% - Canada Life, Limited
                                                                                                                           100.0% - Canada Life (U.K.), Limited
                                                                                                                                           100.0% - Albany Life Assurance Company, Limited
                                                                                                                                           100.0% - Canada Life Management (U.K.), Limited
                                                                                                                                           100.0% - Canada Life Services (U.K.), Limited
                                                                                                                                           100.0% - Canada Life Fund Managers (U.K.), Limited
                                                                                                                                           100.0% - Canada Life Group Services (U.K.), Limited
                                                                                                                                           100.0% - Canada Life Holdings (U.K.), Limited
                                                                                                                          100.0% - Canada Life Irish Operations, Limited
                                                                                                                                         100.0% - Canada Life Ireland Holdings, Limited

                             100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)

                                                                                        100.0% - Canada Life Finance (U.K.), Limited
                                                                                        100.0% - CLH International Capital Management Hungary, Limited Liability Company
                                                         100.0% - The Canada Life Insurance Company of Canada
                                                                         100.0% - CLICC GP Inc.
                                                                           94.4% - MAM Holdings Inc. (5.6% owned by GWL)

                                                                                           100.0% - Mountain Asset Management LLC

                                                         100.0% - Quadrus Distribution Services Ltd.
                                                         100.0% - CL Capital Management (Canada), Inc.

                                                         100.0% - GRS Securities, Inc.
                                                           50.0% - Canadian Worksite Marketing Group, Inc.
                                                         100.0% - Classco Benefit Services, Ltd.
                                                                          50.0% - Canadian Worksite Marketing Group, Inc.
                                                         100.0% - 587443 Ontario, Inc.
                                                                         100.0% - Canada Life Securing Corporation, Inc.
                                                        100.0% - Canada Life Mortgage Services, Ltd.
                                                        100.0% - Adason Properties, Limited
                                                                       100.0% - Adason Realty, Ltd.
                                                       100.0% - Laketon Investment Management Ltd.
                                                       100.0% - Crown Life Insurance Company

D.     IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

  100.0% - 2795957 Canada Inc.
     100.0% - 171263 Canada Inc.
          59.8% - Power Financial Corporation
             59.6% - IGM Financial Inc.
                      100.0% - Investors Group Inc.
                                      100.0% - Investors Group Financial Services Inc.

                                      100.0% - I.G. International Management Limited

                                                      100.0% - I.G. Investment Management (Hong Kong) Limited

                                     100.0% - Investors Group Trust Co. Ltd.
                                                     100.0% - 391102 B.C. Ltd.
                                     100.0% - I.G. Insurance Services Inc.
                                     100.0% - Investors Syndicate Limited
                                     100.0% - Investors Group Securities Inc.
                                     100.0% - I.G. Investment Management, Ltd.
                                                     100.0% - Investors Grou pCorporate Class Inc.
                                                     100.0% - Investors Syndicate Property Corp.
                                                      19.63% - I.G. (Rockies) Corp.
                                   100.0% - The Trust Company of London Life
                                   100.0% - I.G. Investment Corp.
                                   80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
                  100.0% - Mackenzie Inc.
                                  100.0% - Mackenzie Financial Corporation
                                                 100.0% - Mackenzie 2004 GP Inc.
                                                 100.0% - MSP 2005 GP Inc.
                                                 100.0% - Mackenzie Financial Chartiable Foundation

                                                 100.0% - Strategic Charitable Giving Foundation
                                                 100.0% - M.R.S. Inc.
                                                                100.0% - M.R.S. Correspondent Corporation
                                                                100.0% - M.R.S. Securities Services Inc.
                                                 100.0% - Execuhold Investment Limited
                                                                 100.0% - Winfund Software Corp.
                                                                 100.0% - M.R.S. Trust Company
                                                                                 100.0% - Anacle I Corporation
                                                                100.0% - Mackenzie M.E.F. Management Inc.
                                                                                100.0% - Canterbury Common Inc.
                                               100.0% - Mackenzie Financial Services Inc.
                                               100.0% - Mackenzie (Rockies) Corp.

                                                              100.0% - Mackenzie Cundill Investment (Bermuda) Ltd.

                                               100.0% - Mackenzie Cundill Investment Management Ltd.

                                               100.0% - MSP Capital Corporation

                                               100.0% - Mackenzie Financial Capital Corporation
                                               100.0% - Quadrus Corporate Class Inc.
                 74.52% - Investment Planning Counsel Inc.
                               100.0% - IPC Financial Network Inc.
                                               100.0% - Investment Planning Counsel of Canada Limited
                                                               100.0% - IPC Investment Corporation
                                                                               100.0% - 579641 BC Ltd.
                                                              100.0% - 9132-2155 Quebec Inc.
                                                              100.0% - Counsel Group of Funds Inc.
                                                                              100.0% - Alpha I Financial Inc.

                                                              100.0% - IPC Save Inc.
                                                              100.0% - 576928 BC Ltd.
                                                              100.0% - 1275279 Ontario Inc.
                                                                              50.0% - IPC Estate Services Inc.
                                                              50.0% - IPC Estate Services Inc.
                                                             100.0% - IPC Securities Corporation

                                                             100.0% - Kameleon Services Inc.

E.     Pargesa Holding S.A. Group of Companies (European investments)

   Power Corporation of Canada

      100.0% - 2795957 Canada Inc.

        100.0% - 171263 Canada Inc.

            59.8% - Power Financial Corporation
               100.0% - 3411893 Canada Inc.
              100.0% - Power Financial Europe B.V.
                 50.0% - Parjointco N.V.
                    62.9% - Pargesa Holding S.A.
                                    100.0% - Pargesa Netherlands B.V.

                                                     27.24% - Imerys

                                                     49.7% - Groupe Bruxelles Lambert
                                       28.08% - Imerys
                                                                         6.9% - Total
                                                                         9.4% - Suez

                                                                         18.7% - Lafarge (1)
                                                                          6.6% - Pernod Ricard (1)
                                                                          0.6% - Iberdrola
                                                                         100.0% - Belgian Securities BV
                                                                                         Capital – 27.5% Imerys
                                                                         100.0% - Brussels Securities
                                                                                          Capital – 98.8% Sagerpar
                                                                         100.0% - GBL Treasury Center
                                                                         100.0% - GBL Participations
                                                                                          Capital – 1.2% Sagerpar
                                                                         100.0% - GBL Finance SA Holding
                                                                                          Capital – 100.0% GBL Overseas Finance NV
                                                                         100.0% - GBL Verwaltung Sàrl
                                                                                          Capital – 3.9% - Total (1)
                                                                                                    100.0% - GBL Verwaltung GmbH
                                                                                                    100.0% - Immobiliére Rue de Namur Sàrl

                                100.0% - Pargesa Cia S.A. S.A.
                                                100.0% - Fivaz & Cie SA
                                100.0% - Pargesa Luxembourg S.A.
                                                100.0% - SFPG
                                                                100.0% - SIB Huston

(1) Based on Company’s published capital as of April 30, 2008

F.     Gesca Ltée Group of Companies (Canadian communications)

Power Corporation of Canada

     100.0% - Gesca Ltée

                       100.0% - Gesca Vente Média Ltée

                        20.0% - 3859282 Canada Inc.

                        100.0% - La Presse, Ltée

                        100.0% - 177954 Canada Inc.

                             100.0% - Les Éditions La Presse Ltée

                             100.0% - Les Éditions Septembre Inc.

                             100.0% - Les Éditions Gesca Ltée

                                      50.0% - Ricardo Média Inc.

                                      50.0% - Groupe Espace Inc.

                       100.0% - Les Productions La Presse Télé Ltée

                                       100.0% - La Presse Télé Ltée

                                       100.0% - La Presse Télé II Ltée

                                       100.0% - La Presse Télé III Ltée

                        100.0% - 3819787 Canada Inc.

                             100.0% - 3834310 Canada Inc.

                        100.0% - Gesca Digital Investments Ltd.

                             100.0% - 6657443 Canada Inc.

                             15.0% - Acquisio Inc.

                                      100.0% - Division Canalytix

                             50.0% -Mamanpourlavie.com SENC

                             32.8% - 9059-2114 Québec Inc.

                              5.7% - Nstein Technologies Inc.

                        100.0% - 3819787 Canada Inc.

                             100.0% - 3834510 Canada Inc.

                        100.0% - Gesca Numérique, Ltée

                             100.0% - 3855082 Canada Inc.

                                      100.0% - Cyberpresse Inc.

                             100.0% - Workopolis Canada

                             100.0% - 6645119 Canada Inc.

         30.0% - Workopolis Canada

                             40.0% - LiveDeal
                             25% - Réseau Olive

G.     Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada

            100.0% - Power Corporation (International) Limited

              100.0% - Power Pacific Corporation Limited

                 25.0% - Barrick Power Gold Corporation of China Limited

                 100.0% - Power Pacific Mauritius Limited

                                 8.03% - Vimicro

                           100.0% - Power Pacific Equities Limited

                                          7.1% - CITIC Pacific Limited

H.     Other Companies

Power Corporation of Canada

100.0% - 152245 Canada Inc.

                 100.0% - 3540529 Canada Inc.

            100.0% - Gelprim Inc.
            100.0% - 3121011 Canada Inc.

100.0% - Power Technology Investment Corporation

               100.0% - Power Tek, LLC

                 50.0% - Picchio Pharma Inc.

                               100.0% - Picchio Holdings Inc.

                                               23.3% - Virochem Pharma Inc.

                               100.0% - P.P. Luxco Holdings Sàrl

                                               49.9% - Sunset Holdings S.A.

                                                             21.6% - Adaltis Inc.

                                100.0% - P.P. Luxco Holdings II Sàrl

                                                26.4% - Neurochem Inc.

                                                              11.9% - 4166591 Canada Inc.

                                                                            36.5% - Innodia Inc.

                                                11.9% - 4166591 Canada Inc.

                               100.0% - Picchio Pharma (Asia) Ltd.

                                               1.7% - Adaltis Inc.

                               100.0% - Picchio Pharma Advisory Inc.

100.0% - Power Communications Inc.

100.0% - Brazeau River Resources Investment Inc..

   100.0% - PCC Industrial (1993) Corporation

   100.0% - Power Corporation International

   100.0% - 3249531 Canada Inc.

                  100.0% - Sagard Capital Partners

   100.0% - Power Corporation of Canada Inc.

                    100.0% - Communications BP SARL

                    100.0% - Square Victoria Real Estate Inc.

                    100.0% - 4400038 Canada Inc.

                    100.0% - 4400046 Canada Inc.

   100.0% - PL S.A.

   100.0% - 4190297 Canada Inc.

                   100.0% - Sagard Capital Partners Management Corp.

   100.0% - Sodesm International Limited

   100.0% - Sodesm Property Limited

     73.0% - Sagard S.A.S

               100.0% - Marquette Communications (1997) Corporation

Item 29. Indemnification. Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold any similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director’s duties to the corporation also impose duties on or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3)  "Expenses" includes counsel fees.

(4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person conducted himself or herself in good faith; and

(b)	The person reasonably believed:

(I)     In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

(II)    In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

(c)  In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4) A corporation may not indemnify a director under this section:

(a)  In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)  In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a)  The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)  The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)  A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

(3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)  If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)  If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2) The determinations required by under subsection (1) of this section shall be made:

(a)  By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

(b)  If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)  By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)  By the shareholders

(4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officer, Employees, Fiduciaries, and Agents.

(1) Unless otherwise provided in the articles of incorporation.

(a)  An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)  A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)  A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign entity or of an employee benefit plan, against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Great-West

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)

“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)

the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)

the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 30. Principal Underwriter.

(a)

GWFS Equities, Inc. currently distributes securities of Maxim Series Fund, Inc., an open-end management investment company, FutureFunds Series Account, Maxim Series Account, COLI VUL-4 Series Account and Variable Annuity-1 Series Account of Great-West, and the Variable Annuity-1 Series

Account, COLI VUL-2 Series Account and COLI VUL-4 Series Account of First Great-West in addition to those of the Registrant.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Position and Officers with Underwriter
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Director
C.H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
W. S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director, Vice President
K. A. Morris	500 North Central Suite 220 Glendale, CA 91203	Vice President
J.C. Luttges	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Treasurer
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer
R. Meyer	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Taxation
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Investments Compliance Officer

(c) Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant's last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS Equities	-0-	-0-	-0-	-0-

Item 31.	Location of Accounts and Records.

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 32.	Management Services. None.

Item 33. Fee Representation. Great-West represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the Registration Statement under Securities Act Rule 485(b) and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on the 18th day of December, 2008.

.

COLI VUL-2 SERIES ACCOUNT

(Registrant)

BY:	/s/ M.T.G. Graye

M.T.G. Graye

President and Chief Executive Officer

BY: GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Depositor)

BY:	/s/ M.T.G. Graye

M.T.G. Graye

President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Name	Title	Date

/s/ R.L. McFeetors
R.L. McFeetors*	Chairman of the Board	December 18, 2008

/s/ M.T.G. Graye	Director, President and
M.T.G. Graye	Chief Executive Officer	December 18, 2008

/s/ J.L. McCallen	Senior Vice President and
J.L. McCallen	Chief Financial Officer	December 18, 2008

/s/ J. Balog
J. Balog*	Director	December 18, 2008

Name	Title	Date

/s/ J.L. Bernbach
J.L. Bernbach*	Director	December 18, 2008

/s/ O.T. Dackow
O.T. Dackow*	Director	December 18, 2008

/s/ A. Desmarais
A. Desmarais*	Director	December 18, 2008

/s/ P. Desmarais
P. Desmarais*	Director	December 18, 2008

/s/ K.P. Kavanagh
K.P. Kavanagh*	Director	December 18, 2008

/s/ A. Louvel
A. Louvel*	Director	December 18, 2008

/s/ W. Mackness
W. Mackness*	Director	December 18, 2008

/s/ J.E.A. Nickerson
J.E.A. Nickerson*	Director	December 18, 2008

/s/ D.A. Nield
D.A. Nield*	Director	December 18, 2008

/s/ R.J. Orr
R.J. Orr*	Director	December 18, 2008

/s/ M. Plessis-Bélair
M. Plessis- Bélair *	Director	December 18, 2008

/s/ P.K. Ryan
P.K. Ryan*	Director	December 18, 2008

/s/ B.E. Walsh
B.E. Walsh*	Director	December 18, 2008

*By: /s/ R. G. Schultz	December 18, 2008

R. G. Schultz, Attorney-in-Fact pursuant to Powers of Attorney.